Registration No. 33-52272

811-7170

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 62	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 65

TCW FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

Registrant’s Telephone Number, including Area Code: (213) 244-0000

Philip K. Holl, Esq.

Secretary

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(i)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

TCW Funds, Inc.

This prospectus tells you about the Class I and N shares of twenty two of the separate investment funds (each a “Fund” and collectively, the “Funds”) offered by TCW Funds, Inc., (the “Corporation”) each of which has different investment objectives and policies that are designed to meet different investment goals. Please read this document carefully before investing, and keep it for future reference.

TCW Concentrated Value Fund Class I Ticker TGFFX Class N Ticker TGFVX	TCW Emerging Markets Equities Fund Class I Ticker TGMIX Class N Ticker TGMMX

TCW Dividend Focused Fund Class I Ticker TGDFX Class N Ticker TGIGX	TCW Emerging Markets Local Currency Income Fund Class I Ticker TGWIX Class N Ticker TGWNX

TCW Growth Fund Class I Ticker TGGIX Class N Ticker TGGYX	TCW Emerging Markets Income Fund Class I Ticker TGEIX Class N Ticker TGINX

TCW Growth Equities Fund Class I Ticker TGGEX Class N Ticker TGDNX	TCW Core Fixed Income Fund Class I Ticker TGCFX Class N Ticker TGFNX

TCW Large Cap Growth Fund Class I Ticker TGLCX Class N Ticker TGLFX	TCW High Yield Bond Fund Class I Ticker TGHYX Class N Ticker TGHNX

TCW Relative Value Large Cap Fund Class I Ticker TGDIX Class N Ticker TGDVX	TCW Money Market Fund Class I Ticker TCWXX

TCW Relative Value Small Cap Fund Class I Ticker TGOIX Class N Ticker TGONX	TCW Short Term Bond Fund Class I Ticker TGSMX

TCW Select Equities Fund Class I Ticker TGCEX Class N Ticker TGCNX	TCW Total Return Bond Fund Class I Ticker TGLMX Class N Ticker TGMNX

TCW Small Cap Growth Fund Class I Ticker TGSCX Class N TickerTGSNX	TCW Global Conservative Allocation Fund Class I Ticker TGPCX Class N Ticker TGPNX

TCW SMID Cap Growth Fund Class I Ticker TGSDX Class N Ticker TGMDX	TCW Global Moderate Allocation Fund Class I Ticker TGPMX Class N Ticker TGPOX

TCW Value Opportunities Fund Class I Ticker TGVOX Class N Ticker TGVNX	TCW Global Flexible Allocation Fund Class I Ticker TGPBX Class N Ticker TGPLX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

February 28, 2011

LOGO

TCW Concentrated Value Fund

Investment Objective

The Fund’s investment objective is to seek to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes
	I	N
Management fees	0.65%	0.65%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.26%	0.27%
Total annual fund operating expenses	0.91%	1.17%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$93	$290	$504	$1,120
N	$119	$372	$644	$1,420

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53.50% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in the equity securities of large capitalization companies. The Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in publicly traded equity securities of publicly traded companies with market capitalizations of greater than $3 billion dollars at time of acquisition. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock such as convertible preferred stock, bonds or debentures; American Depository Receipts (ADRs); and other securities with equity characteristics.

The Fund typically invests in a portfolio of 25 to 40 companies. In managing the Fund’s investments, the portfolio managers seek to invest in attractively valued equity securities where the return on invested capital is improving. Bottom-up fundamental research is used to identify these companies. The portfolio managers will use both qualitative and quantitative screening criteria to supplement the fundamental research. The portfolio managers’ quantitative screening focuses on companies that have a disciplined approach to investing capital and favors companies with increasing return on investment capital. The Fund invests in companies trading at prices the portfolio managers believe are below their intrinsic values.

Portfolio securities may be sold when the company fails to meet expectations, there is deterioration of underlying fundamentals, the portfolio managers conclude that the intermediate and long-term prospects for the company are poor, the portfolio managers determine to take advantage of a better investment opportunity, or, in the portfolio managers’ opinion, the security has reached its sell target.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•	equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods based on changes in a company’s financial condition and in overall market, economic and political conditions.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio manager’s choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

investment style risk: the risk that the particular style or set of styles that the investment advisor primarily uses may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

•

globalization risk: the risk that the growing inter-relationship of all global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

Please see “Principal Risks and Risk Definitions” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class N shares. Class N performance would be lower than Class I performance because of the lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

Calendar Year Total Returns

For Class N Shares

Highest/Lowest quarterly results during this period were:

Highest	19.77%	(quarter ended 12/31/2003)
Lowest	-31.47%	(quarter ended 12/31/2008)

Average Annual Total Returns

(For the period ended December 31, 2010)

Share Class	1 Year	5 Years	Class N Since Registration Date (3/1/2001)
N – Return Before Taxes from Registration Date (3/1/2001)	15.37%	-0.95%	2.15%
- After taxes on distributions	15.37%	-1.00%	2.12%
- After taxes on distributions and sale of fund shares	9.99%	-0.81%	1.85%
I – Before taxes	15.71%	-0.77%	—
S&P 500 Index[1]	15.06%	2.29%	2.07%
Russell 1000 Value Index[2]	15.51%	1.28%	3.57%

[1]

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

[2]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Thomas K. McKissick	11 years (inception of fund)	Group Managing Director

N. John Snider	10 years	Group Managing Director

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 71 of this prospectus.

TCW Dividend Focused Fund

Investment Objective

The Fund’s investment objective is to seek to realize a high level of dividend income consistent with prudent investment management. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes
	I	N
Management fees	0.75%	0.75%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.15%	0.20%
Total annual fund operating expenses	0.90%	1.20%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$92	$287	$498	$1,108
N	$122	$381	$660	$1,455

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25.77% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests (except when maintaining a temporary defensive position) 80% of the value of its net assets in equity securities of companies that have a record of paying dividends. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock such as convertible preferred stock, bonds or debentures; American Depository Receipts (ADRs); and other securities with equity characteristics.

The portfolio manager analyzes economic and market conditions and identifies securities that the portfolio manager believes will make the best investments in the pursuit of the Fund’s investment objective. In selecting the Fund’s investments, the portfolio manager considers factors which may include one or more of the following:

•	the company’s current valuation

•	the company’s market capitalization

•	the company’s price/earnings ratio

•	the company’s current dividend yield

•	the company’s potential for a strong positive cash flow and future dividend yields

Portfolio securities may be sold when the company fails to meet expectations, there is deterioration of underlying fundamentals, the portfolio manager concludes that the intermediate and long-term prospects for the company are poor, the portfolio manager determines to take advantage of a better investment opportunity, or the security has reached its price target.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods based on changes in a company’s financial condition and in overall market, economic and political conditions.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio manager’s choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

investment style risk: the risk that the particular style or set of styles that the investment advisor primarily uses may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

•

globalization risk: the risk that the growing inter-relationship of all global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

Please see “Principal Risks and Risk Definitions” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class N shares. Class N performance would be lower than Class I performance because of the lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

The performance information of the Fund includes the performance of its predecessor fund (“Predecessor Fund”), which prior to December 14, 2001, was managed by SG Cowen Asset Management Inc. The performance of the Predecessor Fund in the bar charts and other tables was calculated using the fees and expenses, not including the 4.75% sales charges, for the Class A shares of the Predecessor Fund.

Calendar Year Total Returns

For Class N Shares

Highest/Lowest quarterly results during this period were:

Highest	19.02%	(quarter ended 9/30/2009)
Lowest	-26.89%	(quarter ended 12/31/2008)

Average Annual Total Returns

(For the period ended December 31, 2010)

Share Class	1 Year	5 Years	10 Years	Class I Since Inception (11/4/2004)
N – Before taxes	19.02%	1.24%	4.52%	—
- After taxes on distributions	18.74%	0.79%	3.68%	—
- After taxes on distributions and sale of fund shares	12.67%	1.05%	3.67%	—
I – Before taxes	19.34%	1.53%	—	3.32%
Russell 1000® Value Index[1]	15.51%	1.28%	3.26%	3.53%

[1]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Manager

The portfolio manager for the Fund is:

Name	Experience with the Fund	Primary Title with Investment Advisor
Diane E. Jaffee	9 years	Group Managing Director

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 71 of this prospectus.

TCW Growth Fund

Investment Objective

The Fund’s investment objective is to seek to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes
	I	N
Management fees	0.75%	0.75%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	12.99%	12.99%
Total annual fund operating expenses	13.74%	13.99%
Fee Waiver [and/or Expense Reimbursement][1]	12.75%	13.00%
Net Expenses	0.99%	0.99%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$101	$315	$547	$1,213
N	$101	$315	$547	$1,213

[1]

The contractual fee waiver/expense reimbursement is for the period March 1, 2011 through February 28, 2012. At the conclusion of this period, the Fund’s investment advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65.37% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests (except when maintaining a temporary defensive position) at least 65% of the value of its net assets in equity securities of publicly traded companies with market capitalizations, at the time of acquisition, within the capitalization range of companies comprising the Russell 3000® Growth Index. As of December 31, 2010, the market capitalization of companies included in the Russell 3000® Growth Index was between $24 million and $368.7 billion. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock such as convertible preferred stock, bonds or debentures; and other securities with equity characteristics. The Fund may also invest in foreign securities listed on a U.S. exchange or in the form of depository receipts such as American Depository Receipts (ADRs) or listed on a foreign exchange. In addition, the Fund may invest in exchange traded funds (ETFs).

The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies, across all market capitalizations, one at a time to determine if a company is an attractive investment opportunity and consistent with the Fund’s investment objective.

The Fund seeks to manage risk by limiting weighting in any security or any one sector.

The Advisor uses multiple portfolio managers to manage the Fund’s assets. Under this approach, the Fund’s investment portfolio is divided into segments managed by individual portfolio managers. The portfolio managers decide how their respective segments will be invested.

Portfolio securities may be sold when the company fails to meet expectations, there is deterioration of underlying fundamentals, the intermediate or long-term prospects for the company are poor, the portfolio managers determine to take advantage of a better investment opportunity, or, in the portfolio managers’ opinion, the security has reached its sell target.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods based on changes in a company’s financial condition and in overall market, economic and political conditions.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio manager’s choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

investment style risk: the risk that the particular style or set of styles that the investment advisor primarily uses may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

•

small and mid-capitalization company risk: the risk that the stock performance of small and mid-capitalization companies can be more volatile than the stock performance of large capitalization companies and they face a greater risk of business failure which increases the risk of loss to the Fund.

•	foreign investing risk: the risk that Fund shares will fluctuate with market conditions, currencies and the political climates where investments are made.

•

globalization risk: the risk that the growing inter-relationship of all global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

Please see “Principal Risks and Risk Definitions” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance would be lower than Class I performance because of the lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	22.13%	(quarter ended 6/30/2009)
Lowest	-25.31%	(quarter ended 12/31/2008)

Average Annual Total Returns

(For the period ended December 31, 2010)

Share Class	1 Year	Since Inception (1/2/2008)
I – Before taxes	22.00%	2.99%
- After taxes on distributions	22.00%	2.99%
- After taxes on distributions and sale of fund shares	14.30%	2.55%
N – Before taxes	22.00%	2.99%
Russell 3000® Growth Index[1]	17.64%	-0.26%

[1]	The Russell 3000® Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Derek S. Derman	3 years (inception of fund)	Managing Director

Donald E. Evenson	3 years (inception of fund)	Managing Director

Husam H. Nazer	3 years (inception of fund)	Group Managing Director

Name	Experience with the Fund	Primary Title with Investment Advisor
Robert J. Park	3 years (inception of fund)	Senior Vice President

R. Brendt Stallings	3 years (inception of fund)	Group Managing Director

Michael P. Reilly	3 years (inception of fund)	Group Managing Director and Chief Investment Officer - U.S. Equities

Anthony S. Valencia	3 years (inception of fund)	Managing Director

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 71 of this prospectus.

TCW Growth Equities Fund

Investment Objective

The Fund’s investment objective is to seek to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	1.00%	1.00%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.27%	0.78%
Total annual fund operating expenses	1.27%	2.03%
Fee Waiver [and/or Expense Reimbursement][1]	0.07%	0.83%
Net Expenses	1.20%	1.20%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$122	$381	$660	$1,455
N	$122	$381	$660	$1,455

[1]

The contractual fee waiver/expense reimbursement is for the period March 1, 2011 through February 28, 2012. At the conclusion of this period, the Fund’s investment advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71.30% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Russell MidCap® Growth Index. As of December 31, 2010, the market capitalization of companies included in the Russell 2000® Growth Index was between $717 million and $21.8 billion. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. Equity securities include common and preferred stock, securities convertible into common or preferred stock such as convertible preferred stock, bonds and debentures; rights or warrants to purchase common or preferred stock; and other securities with equity characteristics.

The Fund invests primarily in issuers which are characterized as “growth” companies according to criteria established by the portfolio manager. Within these parameters, the Fund may invest in securities of foreign companies listed on a U.S. exchange, American Depository Receipts (ADRs) or American Depository Shares (ADS).

In managing the Fund’s investments, the portfolio manager uses a “bottom up” approach to identify securities for investment. First, quantitative and qualitative criteria are used to screen companies. Companies that make it through this screening process are then subjected to fundamental analysis which generally looks for one or more of the following factors:

•	a record of consistent earnings growth or the potential to grow earnings

•	an ability to earn an attractive return on equity

•	a large and growing market share

•	a strong balance sheet

•	significant ownership by management and a strong management team

Portfolio securities may be sold when the company fails to meet expectations, there is deterioration of underlying fundamentals, the portfolio manager concludes that the intermediate and long-term prospects for the company are poor, the portfolio manager determines to take advantage of a better investment opportunity, the individual security has reached its sell target or if an individual security weighting or sector weighting is too large.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods based on changes in a company’s financial condition and in overall market, economic and political conditions.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•

small and mid-capitalization company risk: the risk that the stock performance of small and mid-capitalization companies can be more volatile than the stock performance of large capitalization companies and they face a greater risk of business failure which increases the risk of loss to the Fund.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•	securities selection risk: the risk that the securities held by the Fund will underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio manager’s choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

investment style risk: the risk that the particular style or set of styles that the investment advisor primarily uses may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currencies and the economic and political climates where investments are made.

•

globalization risk: the risk that the growing inter-relationship of all global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

Please see “Principal Risks and Risk Definitions” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance would be lower than Class I performance because of the lower expenses paid by the Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	20.82%	(quarter ended 6/30/2009)
Lowest	-26.36%	(quarter ended 12/31/2008)

Average Annual Total Returns

(For the period ended December 31, 2010)

Share Class	1 Year	5 Years	Since Inception (3/1/2004)
I – Before taxes	21.83%	5.87%	7.35%
- After taxes on distributions	21.83%	5.51%	7.08%
- After taxes on distributions and sale of fund shares	14.19%	4.98%	6.35%
N – Before taxes	21.82%	5.82%	7.30%
Russell MidCap® Growth Index[1]	26.38%	4.88%	6.77%

[1]	The Russell MidCap® Growth Index measures the performance of those companies in the Russell MidCap® Index with higher price-to-book ratios and higher forecasted growth values.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Manager

The portfolio manager for the Fund is:

Name	Experience with the Fund	Primary Title with Investment Advisor
R. Brendt Stallings	6 years (Since inception of the Fund)	Group Managing Director

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 71 of this prospectus.

TCW Large Cap Growth Fund

Investment Objective

The Fund’s investment objective is to seek to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes
	I	N
Management fees	0.65%	0.65%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.73%	3.23%
Total annual fund operating expenses	1.38%	4.13%
Fee Waiver [and/or Expense Reimbursement][1]	0.00%	2.75%
Net Expenses	1.38%	1.38%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$140	$437	$755	$1,657
N	$140	$437	$755	$1,657

[1]

The contractual fee waiver/expense reimbursement is for the period March 1, 2011 through February 28, 2012. At the conclusion of this period, the Fund’s investment advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50.21% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in the equity securities of large capitalization companies. The Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in publicly traded equity securities of publicly traded companies with a market capitalization of greater than $3 billion dollars at time of acquisition. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock such as convertible preferred stock, bonds or debentures; American Depository Receipts (ADRs); and other securities with equity characteristics.

The Fund typically invests in a portfolio of 35 to 50 companies. In managing the Fund’s investments, the portfolio managers seek to invest in companies with sustainable revenue and earnings growth. The portfolio managers evaluate, analyze and select companies:

•	that exhibit catalysts for growth

•	that have superior value creation potential

•	that have sustainable competitive advantages

•	that have superior profitability

Portfolio weightings are driven by bottom-up fundamental research and the portfolio managers’ conclusions regarding sustainability and viability of earnings, degree of expected return, and the presence of definable growth catalysts.

Portfolio securities may be sold when the company fails to meet expectations, there is deterioration of underlying fundamentals, the portfolio managers determine to take advantage of a better investment opportunity, or, in the portfolio managers’ opinion, the security has reached its sell target.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods based on changes in a company’s financial condition and in overall market, economic and political conditions.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio manager’s choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

investment style risk: the risk that the particular style or set of styles that the investment advisor primarily uses may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

•

globalization risk: the risk that the growing inter-relationship of all global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

Please see “Principal Risks and Risk Definitions” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance would be lower than Class I performance because of the lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	18.44%	(quarter ended 6/30/2009)
Lowest	-28.48%	(quarter ended 12/31/2008)

Average Annual Total Returns

(For the period ended December 31, 2010)

Share Class	1 Year	Since Inception (2/6/2006)
I – Before taxes	16.05%	1.67%
- After taxes on distributions	16.05%	1.67%
- After taxes on distributions and sale of fund shares	10.43%	1.43%
N – Before taxes	16.16%	1.62%
Russell 1000® Growth Index[1]	16.71%	3.75%

[1]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Donald E. Evenson	4 years (inception of fund)	Managing Director

Derek S. Derman	4 years (inception of fund)	Managing Director

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 71 of this prospectus.

TCW Relative Value Large Cap Fund

Investment Objective

The Fund’s investment objective is to seek capital appreciation, with a secondary goal of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes
	I	N
Management fees	0.75%	0.75%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.32%	0.19%
Total annual fund operating expenses	1.07%	1.19%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$109	$340	$590	$1,306
N	$121	$378	$654	$1,443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34.49% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of large capitalization companies. Under normal circumstances, the Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in equity securities of companies with a market capitalization of greater than $1 billion at the time of purchase. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock such as convertible preferred stock, bonds or debentures; American Depository Receipts (ADRs); and other securities with equity characteristics.

The Fund will invest mostly in companies the portfolio managers believe are “value companies.” In managing the Fund’s investments, the portfolio managers blend a number of investment strategies. The portfolio managers emphasize investing in companies that tend to have one or more characteristics that are lower than the equivalent characteristics for companies in the S&P 500 Index. The portfolio managers seek companies that they believe are neglected or out of favor and whose stock prices are low in relation to current earnings, cash flow, book value and sales and those companies that they believe have reasonable prospects for growth even though the expectations for these companies are low and their valuations are temporarily depressed.

Portfolio securities may be sold when the company fails to meet expectations, there is deterioration of underlying fundamentals, the portfolio managers conclude that the intermediate and long-term prospects for the company are poor, the portfolio managers determine to take advantage of a better investment opportunity, or the security has reached its price target.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods based on changes in a company’s financial condition and in overall market, economic and political conditions.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio manager’s choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

investment style risk: the risk that the particular style or set of styles that the investment advisor primarily uses may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

•

globalization risk: the risk that the growing inter-relationship of all global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

Please see “Principal Risks and Risk Definitions” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class N shares. Class N performance would be lower than Class I performance because of the lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

The performance information for the TCW Relative Value Large Cap Fund includes the performance of its predecessor fund (“Predecessor Fund”), which prior to December 14, 2001, was managed by SG Cowen Asset Management Inc. The performance of the Predecessor Fund in the bar charts and other tables was calculated using the fees and expenses, not including the 4.75% sales charges, for the Class A shares of the Predecessor Fund.

Calendar Year Total Returns

For Class N Shares

Highest/Lowest quarterly results during this period were:

Highest	19.90%	(quarter ended 9/30/2009)
Lowest	-25.24%	(quarter ended 12/31/2008)

Average Annual Total Returns

(For the period ended December 31, 2010)

Share Class	1 Year	5 Years	10 Years	Class I Since Inception (1/2/2004)
N – Before taxes	16.63%	0.98%	3.69%	—
- After taxes on distributions	16.48%	0.73%	3.45%	—
- After taxes on distributions and sale of fund shares	11.00%	0.82%	3.15%	—
I – Before taxes	16.65%	1.15%	—	4.60%
Russell 1000® Value Index[1]	15.51%	1.28%	3.26%	4.14%

[1]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Manager

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Diane E. Jaffee	12 years	Group Managing Director

Matthew J. Spahn	8 years	Senior Vice President

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 71 of this prospectus.

TCW Relative Value Small Cap Fund

Investment Objective

The Fund’s investment objective is to seek capital appreciation. Current income is incidental.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes
	I	N
Management fees	0.90%	0.90%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.94%	0.82%
Total annual fund operating expenses	1.84%	1.97%
Fee Waiver [and/or expense reimbursement] [1]	0.49%	0.62%
Net expenses	1.35%	1.35%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$137	$428	$739	$1,624
N	$137	$428	$739	$1,624

[1]

The contractual fee waiver/expense reimbursement is for the period March 1, 2011 through February 28, 2012. At the conclusion of this period, the Fund’s investment advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51.04% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in the equity securities of small capitalization companies. Under normal circumstances, the Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in equity securities of companies with market capitalizations, at time of acquisition, within the capitalization range of the companies comprising the S&P Small Cap 600 Index. As of December 31, 2010, the market capitalization of companies included in the S&P Small Cap 600 Index was between $69 million and $3.2 billion. Within these parameters, the Fund may invest up to 10% of its assets in foreign companies listed on U.S. exchanges or in American Depository Receipts (ADRs). If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock such as convertible preferred stock, bonds or debentures; ADRs; and other securities with equity characteristics.

In managing the Fund’s investments, the portfolio manager seeks to indentify those companies that have fallen out of favor and whose stock is selling below what the portfolio manager believes is its real value. The portfolio manager looks for those stocks with a potential catalyst such as new products, technologies, or management that will trigger an increase in their value. The portfolio manager analyzes each candidate’s fundamental strength, looking for companies with well positioned product lines and experienced management with equity ownership. In the course of this analysis, the portfolio manager often discovers that many individual stocks in a particular industry or market sector offer attractive investment opportunities. The portfolio manager’s analysis finds that frequently the market undervalues entire industries and sectors, offering a cluster of candidates that meet the investment criteria. As a result, the portfolio manager may focus the Fund’s investments in a number of industries that analysis has revealed poised for growth.

Portfolio securities may be sold when the company fails to meet expectations, there is deterioration of underlying fundamentals, the portfolio manager concludes that the intermediate and long-term prospects for the company are poor, the portfolio manager determines to take advantage of a better investment opportunity, or the security has reached its price target.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods based on changes in a company’s financial condition and in overall market, economic and political conditions.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio manager’s choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

investment style risk: the risk that the particular style or set of styles that the investment advisor primarily uses may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

•

small and mid-capitalization company risk: the risk that the stock performance of small and mid-capitalization companies can be more volatile than the stock performance of large capitalization companies and they face a greater risk of business failure which increases the risk of loss to the Fund.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currencies, and the economic and political climates where investments are made.

•

globalization risk: the risk that the growing inter-relationship of all global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

Please see “Principal Risks and Risk Definitions” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance would be lower than Class I performance because of the lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

The performance information for the TCW Relative Value Small Cap Fund includes the performance of its predecessor fund (“Predecessor Fund”), which prior to December 14, 2001, was managed by SG Cowen Asset Management Inc. The performance of the Predecessor Fund in the bar charts and other tables was calculated using the fees and expenses, not including the 4.75% sales charges, for the Class A shares of the Predecessor Fund.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	26.61%	(quarter ended 6/30/2009)
Lowest	-34.14%	(quarter ended 12/31/2008)

Average Annual Total Returns

(For the period ended December 31, 2010)

Share Class	1 Year	5 Years	10 Years
I – Before taxes	21.70%	-1.51%	4.18%
- After taxes on distributions	21.70%	-1.98%	3.59%
- After taxes on distributions and sale of fund shares	14.10%	-1.23%	3.58%
N – Before taxes	21.52%	-1.61%	3.96%
Russell 2000® Index[1]	26.85%	4.47%	6.33%

[1]	The Russell 2000® Index measures the performance of the smallest 2,000 companies in the Russell 3000® Index of the 3,000 largest U.S. companies in terms of market capitalizations.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Manager

The portfolio manager for the Fund is:

Name	Experience with the Fund	Primary Title with Investment Advisor
Diane E. Jaffee	16 years	Group Managing Director

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 71 of this prospectus.

TCW Select Equities Fund

Investment Objective

The Fund’s investment objective is to seek to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes
	I	N
Management fees	0.75%	0.75%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.17%	0.24%
Total annual fund operating expenses	0.92%	1.24%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$94	$293	$509	$1,131
N	$126	$393	$681	$1,500

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.75% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of mid and large capitalization companies. Under normal circumstances, the Fund invests (except when maintaining a temporary defensive position) 80% of the value of its net assets in equity securities. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock such as convertible preferred stock, bonds or debentures; American Depository Receipts (ADRs); and other securities with equity characteristics. The portfolio manager uses a highly focused approach which seeks to achieve superior long-term returns over a full market cycle by owning shares of companies that he believes to have strong and enduring business models and inherent advantages over their competitors.

Portfolio securities may be sold when the company fails to meet expectations, there is deterioration of underlying fundamentals, the portfolio manager concludes that the intermediate and long-term prospects for the company are poor, the portfolio manager determines to take advantage of a better investment opportunity, or, in the portfolio manager’s opinion, the security becomes fully valued or the security becomes too large a position in the Fund or the individual security has reached its sell target.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods based on changes in a company’s financial condition and in overall market, economic and political conditions.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio manager’s choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

investment style risk: the risk that the particular style or set of styles that the investment advisor primarily uses may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

•

globalization risk: the risk that the growing inter-relationship of all global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

Please see “Principal Risks and Risk Definitions” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance would be lower than Class I performance because of the lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	26.01%	(quarter ended 12/31/2001)
Lowest	-25.75%	(quarter ended 9/30/2001)

Average Annual Total Returns

(For the period ended December 31, 2010)

Share Class	1 Year	5 Years	10 Years
I – Before taxes	16.96%	2.30%	1.04%
- After taxes on distributions	16.96%	1.45%	0.62%
- After taxes on distributions and sale of fund shares	11.02%	1.73%	0.77%
N – Before taxes	16.62%	2.03%	0.74%
Russell 1000® Growth Index[1]	16.71%	3.75%	0.02%

[1]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Manager

The portfolio manager for the Fund is:

Name	Experience with the Fund	Primary Title with Investment Advisor
Craig C. Blum	7 years	Group Managing Director

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 71 of this prospectus.

TCW Small Cap Growth Fund

Investment Objective

The Fund’s investment objective is to seek to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	1.00%	1.00%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.19%	0.26%
Total annual fund operating expenses	1.19%	1.51%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$121	$378	$654	$1,443
N	$154	$477	$824	$1,802

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 105.57% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Russell 2000® Growth Index. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. As of December 31, 2010, the market capitalization of companies included in the Russell 2000® Growth Index was between $1.4 billion and $5.2 billion. Equity securities include common and preferred stock, securities convertible into common or preferred stock such as convertible preferred stock, bonds and debentures; rights or warrants to purchase common or preferred stock; and other securities with equity characteristics. Within these parameters, the Fund may invest in securities of foreign companies listed on a U.S. exchange or in American Depository Receipts (ADRs).

In managing the Fund’s investments, under normal market conditions, the portfolio manager uses a small cap growth investment philosophy. That philosophy consists of company-by-company analysis to screen potential investments and to monitor securities in the Fund’s portfolio. Portfolio securities may be sold when the company fails to meet expectations, there is deterioration of underlying fundamentals, the portfolio manager concludes that the intermediate and long-term prospects for the company are poor, the portfolio manager determines to take advantage of a better investment opportunity or the individual security has reached its sell target.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•	equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods based on changes in a company’s financial condition and in overall market, economic and political conditions.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•

small and mid-capitalization company risk: the risk that the stock performance of small and mid-capitalization companies can be more volatile than the stock performance of large capitalization companies and they face a greater risk of business failure which increases the risk of loss to the Fund.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio manager’s choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

investment style risk: the risk that the particular style or set of styles that the investment advisor primarily uses may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currencies and the economic and political climates where investments are made.

•

globalization risk: the risk that the growing inter-relationship of all global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

Please see “Principal Risks and Risk Definitions” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance would be lower than Class I performance because of the lower expenses paid by the Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	41.24%	(quarter ended 12/31/2001)
Lowest	-45.08%	(quarter ended 9/30/2001)

Average Annual Total Returns

(For the period ended December 31, 2010)

Share Class	1 Year	5 Years	10 Years
I – Before taxes	22.44%	10.66%	0.64%
- After taxes on distributions	22.44%	10.66%	0.64%
- After taxes on distributions and sale of fund shares	14.59%	9.30%	0.55%
N – Before taxes	22.19%	10.30%	0.31%
Russell 2000® Growth Index[1]	29.09%	5.30%	3.78%

[1]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and high forecasted growth values.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Manager

The portfolio manager for the Fund is:

Name	Experience with the Fund	Primary Title with Investment Advisor
Husam H. Nazer	7 years	Group Managing Director

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 71 of this prospectus.

TCW SMID Cap Growth Fund

Investment Objective

The Fund’s investment objective is to seek to provide long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	1.00%	1.00%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.60%	0.60%
Total annual fund operating expenses	1.60%	1.85%
Fee Waiver [and/or Expense Reimbursement][1]	0.40%	0.65%
Net Expenses	1.20%	1.20%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years
I	$122	$381
N	$122	$381

[1]

The contractual fee waiver/expense reimbursement is for the period March 1, 2011 through February 28, 2012. At the conclusion of this period, the Fund’s investment advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, no portfolio turnover figures are available.

Principal Investment Strategies

The Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of companies comprising the Russell 2500® Growth Index. As of December 30, 2010, the market capitalization range of companies included in the Russell 2500® Growth Index was between $2.8 billion and $9.7 billion. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. Equity securities include common and preferred stocks; securities convertible into common or preferred stocks such as convertible bonds and debentures; rights or warrants to purchase common or preferred stocks; American Depository Receipts (ADRs); and American Depository Shares (ADS);

The Fund invests primarily in issuers which are characterized as “growth” companies according to parameters established by the portfolio managers. Within these parameters, the Fund may invest in securities of foreign companies including companies in emerging or developing markets listed on a U.S. exchange, ADRs or ADS.

In managing the Fund’s investments, the portfolio manager uses a “bottom up” approach to identify companies for investment. The primary focus is on companies where the portfolio manager’s estimates of a company’s free cash flow growth is above that implied by current Wall Street estimates and, in the portfolio manager’s opinion, the security is attractively valued relative to those cash flows. Companies that make it through this screening process are then subjected to fundamental analysis which generally looks for one or more of the following factors:

•	competing in a large or growing market offering the potential for increasing market share

•	the ability to fund revenue and earnings growth with internally generated free cash flow and/or balance sheet cash

•	a differentiated product or service

•	a strong balance sheet

•	a strong management team and significant ownership by management

Portfolio securities may be sold when the company fails to meet expectations, there is deterioration of underlying fundamentals, the portfolio manager concludes that the intermediate and long-term prospects for the company are poor, the portfolio manager determines to take advantage of a better investment opportunity, the individual security has reached its sell target or if an individual security weighting or sector weighting is too large.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods based on changes in a company’s financial condition and in overall market, economic and political conditions.

•

small and mid-capitalization company risk: the risk that the stock performance of small and mid-capitalization companies can be more volatile than the stock performance of large capitalization companies and they face a greater risk of business failure which increases the risk of loss to the Fund.

•

investment style risk: the risk that the particular style or set of styles that the investment adviser primarily uses may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.
•

liquidity risk: the risk that there may be no willing buyer of the Fund’s securities and the Fund may have to sell at a lower price or may not be able to sell the security at all each of which would have a negative effect on performance.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

non-diversification risk: the risk that because a relatively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currencies, and the economic and political climates where investments are made.

•

emerging market country risk: the risk that Fund share prices will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries.

•

globalization risk: the risk that the growing inter-relationship of all global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

Please see “Principal Risks and Risk Definitions” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

Because the Fund is newly organized, it has no investment results. Updated information on the Fund’s investment results can be obtained by visiting www.tcwfunds.com.

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Manager

The portfolio manager for the Fund is:

Name	Experience with the Fund	Primary Title with Investment Advisor
Husam H. Nazer	Served as portfolio manager since the Fund commenced operations in November 2010	Group Managing Director

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 71 of this prospectus.

TCW Value Opportunities Fund

Investment Objective

The Fund’s investment objective is to seek to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	0.80%	0.80%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.20%	0.36%
Total annual fund operating expenses	1.00%	1.41%
Fee Waiver [and/or Expense Reimbursement][1]	0.00%	0.02%
Net Expenses	1.00%	1.39%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$102	$318	$552	$1,225
N	$142	$440	$761	$1,669

[1]

The contractual fee waiver/expense reimbursement is for the period March 1, 2011 through February 28, 2012. At the conclusion of this period, the Fund’s investment advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61.51% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests (except when maintaining a temporary defensive position) at least 65% of the value of its net assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Russell MidCap® Value Index. As of December 31, 2010, the market capitalization of companies included in the Russell MidCap® Value Index was between $7.7 billion and $40.2 billion. Equity securities include common and preferred stock, securities convertible into common or preferred stock such as convertible preferred stock, bonds and debentures; rights or warrants to purchase common or preferred stock; American Depository Receipts (ADRs) and other securities with equity characteristics.

In managing the Fund’s investments, the portfolio managers generally look to invest the Fund’s assets in the equity securities of companies that they believe are in one or more of the following situations:

•	have undervalued assets

•	have undervalued growth potential

•	are in a turnaround situation

Portfolio securities may be sold when the portfolio managers judge that a company will not achieve anticipated results, a position becomes larger than a predetermined percentage of the portfolio, the portfolio managers believe the security has become fully valued or the individual security has reached its sell target.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods based on changes in a company’s financial condition and in overall market, economic and political conditions.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•

small and mid-capitalization company risk: the risk that the stock performance of small and mid-capitalization companies can be more volatile than the stock performance of large capitalization companies and they face a greater risk of business failure which increases the risk of loss to the Fund.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio manager’s choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

investment style risk: the risk that the particular style or set of styles that the investment advisor primarily uses may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

•

globalization risk: the risk that the growing inter-relationship of all global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

Please see “Principal Risks and Risk Definitions” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance would be lower than Class I performance because of the lower expenses paid by the Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	30.09%	(quarter ended 12/31/2001)
Lowest	-27.18%	(quarter ended 12/31/2008)

Average Annual Total Returns

(For the period ended December 31, 2010)

Share Class	1 Year	5 Years	10 Years
I – Before taxes	22.90%	2.12%	6.59%
- After taxes on distributions	22.72%	1.06%	5.83%
- After taxes on distributions and sale of fund shares	15.03%	1.56%	5.60%
N – Before taxes	22.48%	1.80%	6.24%
Russell MidCap® Value Index[1]	24.75%	4.08%	8.07%

[1]	The Russell MidCap® Value Index measures the performance of those companies in the Russell MidCap® Index with lower price-to-book ratios and lower forecasted growth values.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Susan I. Suvall	15 years (Since inception of the Fund)	Group Managing Director

John A. Gibbons	3 years	Managing Director

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 71 of this prospectus.

TCW Emerging Markets Equities Fund

Investment Objective

The Fund’s investment objective is to seek long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	1.00%	1.00%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	1.13%	1.70%
Total annual fund operating expenses	2.13%	2.95%
Fee Waiver [and/or Expense Reimbursement][1]	0.40%	1.22%
Net Expenses	1.73%	1.73%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$176	$545	$939	$2,041
N	$176	$545	$939	$2,041

[1]

The contractual fee waiver/expense reimbursement is for the period March 1, 2011 through February 28, 2012. At the conclusion of this period, the Fund’s investment advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period December 14, 2009, through October 31, 2010, the Fund’s portfolio turnover rate (annualized) was 198.80% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in equity securities of issuers in Emerging Market Countries. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. Equity securities include common and preferred stocks; securities convertible into common or preferred stocks such as convertible bonds and debentures; rights or warrants to purchase common or preferred stocks; American Depository Receipts (ADRs); Global Depository Receipts (GDRs); and other securities with equity characteristics. The Fund will generally invest in at least three Emerging Market Countries.

An Emerging Market Country is a country that has a developing economy or market and is considered an emerging or developing country by the International Bank of Reconstruction and Development or any affiliate thereof (the “Word Bank”) as well as The Bahamas, Bahrain, Barbados, Bermuda, Brunei, Croatia, Czech Republic, Estonia, Greece, Hong Kong, Hungary, Iceland, Ireland, Israel, Republic of Korea, Kuwait, Latvia, Macau, Poland, Portugal, Qatar, Saudi Arabia, Singapore, Slovenia, Slovak Republic, Taiwan, Trinidad & Tobago and the United Arab Emirates.

The Fund may, at times, invest in debt securities issued or guaranteed by companies and government entities in Emerging Markets Countries.

In selecting securities, the Fund’s portfolio manager evaluates investment opportunities on a company-by-company basis. The portfolio manager looks primarily for companies with growth potential. This approach includes fundamental analysis of a company’s financial statements and management structure and consideration of the company’s operations and product development, as well as its position in its industry. In selecting the Fund’s investments, the portfolio manager considers factors which may include one or more of the following:

•	companies with businesses that are entering into a growth cycle

•	companies with accelerating earnings growth or cash flow whose stock is selling at a reasonable valuation

•	companies that enjoy a strong competitive position in their industry

•	companies with a strong management team

•	companies that demonstrate an ability to take advantage of business opportunities

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and look for companies that may benefit from those trends. The trends considered include but are not limited to: rising domestic demand, new technologies, a country’s economic cycle and a global or local industry cycle. Trends that are considered may change over time.

The Fund may invest in derivatives, such as options, swaps (including credit default swaps), futures, foreign currency futures and forward contracts. These practices may be used to hedge the Fund’s portfolio as well as for investment purposes; however, such practices may reduce returns or increase volatility.

Portfolio securities may be sold when the Fund’s portfolio manager perceives deterioration in the fundamentals of the issuer, the portfolio manager believes there are negative macro geo-political considerations that may affect the issuer, the portfolio manager determines to take advantage of a better investment opportunity or the security has reached its price target.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

emerging market country risk: the risk that Fund share prices will decline due to the greater degree of economic, political and social instability of Emerging Market Countries as compared to developed countries.

•

foreign currency risk: the risk that the value of the Fund’s investments denominated in foreign currencies will decline in value because the foreign currency has declined in value relative to the U.S. dollar.

•

equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods based on changes in a company’s financial condition and in overall market, economic and political conditions.

•

investment style risk: the risk that the particular style or set of styles that the investment adviser primarily uses may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s securities and the Fund may have to sell at a lower price or may not be able to sell the security at all each of which would have a negative effect on performance.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds in the same asset class or benchmarks that are representative of the asset class because of the portfolio manager’s choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

derivatives risk: the risk of investing in derivative instruments, including liquidity, interest rate, market and management risks, mispricing or improper value. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index and the Fund could lose more than the principal amount invested.

•

leveraging risk: the risk that leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended result.

•	counterparty risk: the risk that the other party to a contract, such as a swap agreement, will not fulfill its contractual obligations.

•

issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currencies, and the economic and political climates where investments are made.

•

globalization risk: the risk that the growing inter-relationship of all global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates or a decline in interest rates will lower the Fund’s yield.

•

non-diversification risk: the risk that because a relatively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund.

Please see “Principal Risks and Risk Definitions” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing the changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	12.54%	(quarter ended 9/30/2010)
Lowest	-12.71%	(quarter ended 6/30/2010)

Average Annual Total Returns

(For the period ended December 31, 2010)

Share Class	1 Year	5 Years	Since Inception (12/14/2009)
I – Before taxes	7.21%	—	6.77%
- After taxes on distributions	7.21%	—	6.77%
- After taxes on distributions and sale of fund shares	4.68%	—	5.76%
N – Before taxes	7.21%	—	6.77%
MSCI Emerging Markets Net Total Return Index[1]	18.88%	—	19.22%

[1]	The MSCI Emerging Markets Net Total Return Index measures the market performance, including both price performance and the minimal possible dividend reinvestment

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Manager

The portfolio manager for the Fund is:

Name	Experience with the Fund	Primary Title with Investment Advisor
Mark H. Madden	1 Year (inception of fund)	Managing Director

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 71 of this prospectus.

TCW Emerging Markets Local Currency Income Fund

Investment Objective

The Fund’s investment objective is to seek to provide high total return from current income and capital appreciation, through investment in debt securities denominated in the local currencies of various Emerging Market Countries.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	0.75%	0.75%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.60%	0.60%
Total annual fund operating expenses	1.35%	1.60%
Fee Waiver [and/or Expense Reimbursement]	0.36%	0.61%
Net Expenses[1]	0.99%	0.99%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years
I	$101	$315
N	$101	$315

[1]

The contractual fee waiver/expense reimbursement is for the period March 1, 2011 through February 28, 2012. At the conclusion of this period the Fund’s investment advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, no portfolio turnover figures are available.

Principal Investment Strategies

The Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in debt securities issued or guaranteed by non-financial companies, financial institutions and government entities in Emerging Market Countries denominated in the local currencies of the issuer, and in derivative instruments that provide investment exposure to such securities. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. The Fund may invest in securities that are unrated or rated BB or lower by S&P or Ba or lower by Moody’s. Debt securities rated below investment grade are high yield, high risk bonds, commonly known as “junk bonds.”

An Emerging Market Country is a country that has a developing economy or market and is considered an emerging or developing country by the International Bank of Reconstruction and Development or any affiliate thereof (the “World Bank”) as well as The Bahamas, Bahrain, Barbados, Bermuda, Brunei, Croatia, Czech Republic, Estonia, Greece, Hong Kong, Hungary, Iceland, Ireland, Israel, Republic of Korea, Kuwait, Latvia, Macau, Poland, Portugal, Qatar, Saudi Arabia, Singapore, Slovak Republic, Slovenia, Taiwan, Trinidad & Tobago and the United Arab Emirates.

The Fund may invest in defaulted securities where the portfolio managers believe the restructured enterprise valuations or liquidation valuations may significantly exceed current market values. The Fund may use derivative instruments, such as credit-linked notes, structured investments, options, futures and options on futures (including those related to options, securities, foreign currencies, indexes and interest rates), forward contracts, swaps (including interest rate and credit default swaps) and options on swaps, as a substitute for investing directly in debt securities and currencies, to increase returns, to manage credit or interest rate risk, to manage the effective maturity or duration of the Fund’s investment portfolio or as part of a hedging strategy. Swap agreements can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to a particular issuer. The Fund also may make forward commitments in which the Fund agrees to buy or sell a security in the future at a price agreed upon today.

In allocating investments among various Emerging Market Countries, the portfolio managers attempt to analyze internal political, market and economic factors. These factors include, but are not limited to:

•	Public finances

•	Monetary policy

•	External accounts

•	Financial markets

•	Foreign investment regulations

•	Exchange rate policy

•	Labor conditions

Portfolio securities may be sold when the Fund’s portfolio managers believe the individual security has reached its sell target, the portfolio managers perceive deterioration in the credit fundamentals of the issuer, the portfolio managers believe there are negative macro geopolitical considerations that may affect the issuer or the portfolio managers determine to take advantage of a better investment opportunity.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

emerging market country risk: the risk that Fund share prices will decline due to the greater degree of economic, political and social instability of Emerging Market Countries as compared to developed countries.

•

foreign currency risk: the risk that the value of the Fund’s investments denominated in foreign currencies will decline in value because the foreign currency has declined in value relative to the U.S. dollar.

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates or a decline in interest rates will lower the Fund’s yield.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•

derivatives risk: the risk of investing in derivative instruments, including liquidity, interest rate, market and management risks, mispricing or improper value. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index and the Fund could lose more than the principal amount invested.

•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

•	junk bond risk: the risk that these bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•

leveraging risk: the risk that leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended result.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currencies, and the economic and political climates where investments are made.

•

globalization risk: the risk that the growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	counterparty risk: the risk that the other party to a contract, such as a swap agreement, will not fulfill its contractual obligations.

•

issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s securities and the Fund may have to sell at a lower price or may not be able to sell the security at all, each of which would have a negative effect on performance.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from other types of securities.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

non-diversification risk: the risk that because a relatively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund.

Please see “Principal Risks and Risk Definitions” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Investment Results

Because the Fund is newly organized, it has no investment results. Updated information on the Fund’s investment results can be obtained by visiting www.tcwfunds.com.

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Penelope D. Foley	Served as portfolio manager since the Fund commenced operations in December 2010	Managing Director

David I. Robbins	Served as portfolio manager since the Fund commenced operations in December 2010	Managing Director

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 71 of this prospectus.

TCW Emerging Markets Income Fund

Investment Objective

The Fund’s investment objective is to seek high total return from current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	0.75%	0.75%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.17%	0.25%
Total fund operating expenses	0.92%	1.25%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$94	$293	$509	$1,131
N	$127	$397	$686	$1,511

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 172.75% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in debt securities issued or guaranteed by companies, financial institutions and government entities in Emerging Market Countries. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. The debt securities in which the Fund invests may consist of securities that are unrated or rated BB or lower by S&P or Ba or lower by Moody’s. Debt securities rated below investment grade are high yield, high risk bonds, commonly known as “junk bonds”. The Fund will generally invest in at least four Emerging Market Countries.

An Emerging Market Country is a country that has a developing economy or market and is considered an emerging or developing country by the International Bank of Reconstruction and Development or any affiliate thereof (the “Word Bank”) as well as The Bahamas, Bahrain, Barbados, Bermuda, Brunei, Croatia, Czech Republic, Estonia, Greece, Hong Kong, Hungary, Iceland, Ireland, Israel, Republic of Korea, Kuwait, Latvia, Macau, Poland, Portugal, Qatar, Saudi Arabia, Singapore, Slovak Republic, Slovenia, Taiwan, Trinidad & Tobago and the United Arab Emirates.

The Fund may invest in defaulted corporate securities where the portfolio managers believe the restructured enterprise valuations or liquidation valuations may significantly exceed current market values. In addition, the Fund may invest in defaulted sovereign investments where the portfolio manager believes the expected debt sustainability of the country exceeds current market valuations. The Fund may use derivative instruments, such as credit-linked notes, structured investments, options, futures, and options on futures (including those related to options, securities, foreign currencies, indexes and interest rates), forward contracts, swaps (including interest rate and credit default swaps) and options on swaps, as a substitute for investing directly in debt securities and currencies, to increase returns, to manage credit or interest rate risk, to manage the effective maturity or duration of the Fund’s investment portfolio or as part of a hedging strategy. Swap agreements can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to a particular issuer. The Fund also may make forward commitments in which the Fund agrees to buy or sell a security in the future at a price agreed upon today.

In allocating investments among various Emerging Market Countries, the portfolio managers attempt to analyze internal political, market and economic factors. These factors include, but are not limited to:

•	Public finances

•	Monetary policy

•	External accounts

•	Financial markets

•	Foreign investment regulations

•	Exchange rate policy

•	Labor conditions

Portfolio securities may be sold when the Fund’s portfolio managers believe the individual security has reached its sell target, the portfolio managers perceive deterioration in the credit fundamentals of the issuer, the portfolio managers believe there are negative macro geo-political considerations that may affect the issuer or the portfolio managers determine to take advantage of a better investment opportunity.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

emerging market country risk: the risk that Fund share prices will decline due to the greater degree of economic, political and social instability of Emerging Market Countries as compared to developed countries.

•

foreign currency risk: the risk that the value of the Fund’s investments denominated in foreign currencies will decline in value because the foreign currency has declined in value relative to the U.S. dollar.

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates or a decline in interest rates will lower the Fund’s yield.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•

derivatives risk: the risk of investing in derivative instruments, including liquidity, interest rate, market and management risks, mispricing or improper value. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index and the Fund could lose more than the principal amount invested.

•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

•	junk bond risk: the risk that these bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•

leveraging risk: the risk that leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended result.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currencies, and the economic and political climates where investments are made.

•

globalization risk: the risk that the growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	counterparty risk: the risk that the other party to a contract, such as a swap agreement, will not fulfill its contractual obligations.

•

issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

Please see “Principal Risks and Risk Definitions” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing the changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance would be lower than Class I performance because of the lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	16.44%	(quarter ended 6/30/2009)
Lowest	-9.14%	(quarter ended 12/31/2008)

Average Annual Total Returns

(For the period ended December 31, 2010)

Share Class	1 Year	5 Years	10 Years	Class N Since Inception (3/1/2004)
I – Before taxes	21.27%	11.60%	13.58%	—
- After taxes on distributions	17.97%	8.37%	9.32%	—
- After taxes on distributions and sale of fund shares	13.69%	8.02%	9.18%	—
N – Before taxes	20.75%	11.30%	—	11.04%
JP Morgan EMBI Global Diversified Index[1]	12.24%	8.37%	10.86%	9.14%

[1]

The JP Morgan EMBI Global Diversified Index is a market capitalization-weighted total return index of U.S. dollar and other external currency-denominated Brady bonds, loans, Eurobonds, and local market debt instruments traded in emerging markets.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Penelope D. Foley	1 year	Managing Director

David I. Robbins	1 year	Managing Director

Javier Segovia	1 year	Managing Director

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 71 of this prospectus.

TCW Money Market Fund

Investment Objective

The Fund’s investment objective is to seek current income, preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Share Class
I
Management fees	0.25%
Distribution and/or service (12b-1) fees	None
Other expenses	0.12%
Total annual fund operating expenses	0.37%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
I	$38	$119	$208	$468

Principal Investment Strategies

The Fund invests its assets in high-quality, short-term, U.S. dollar denominated money market investments issued by U.S. and foreign issuers. Examples of these investments include certificates of deposit; bankers’ acceptances or time deposits; securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; commercial paper and other short-term corporate obligations; other money market funds; repurchase agreements; and asset-backed securities. The Fund seeks to maintain a stable $1.00 share price.

The Fund will be managed in compliance with regulatory requirements for money market funds. These requirements include holding investments which are generally rated in the two highest rating categories as rated by a major credit agency and investments which have a maturity of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less. The Fund is also diversified, which limits its exposure to any single issuer.

Principal Risks

The principal risks affecting the Fund that can cause a decline in value are:

•

money market fund risk: the risk that although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below $1.00. You should not rely on or expect the Fund’s advisor or its affiliates to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets; redemption risk is greater to the extent the Fund has investors with large shareholdings, short investment horizons or unpredictable cash flow needs. Further regulation could impact the way the Fund is managed, possibly negatively impacting its return.

•

interest rate risk: the risk that debt securities will decline in value because of changes in interest rates or a decline in interest rates will lower the Fund’s yield. The Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit.

•

credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security. Rule 2a-7 under the Investment Company Act of 1940, as amended, requires that money market funds invest in the highest two credit categories. However, the credit of the securities held by the Fund may change rapidly in certain market conditions.

•

financial services industry risk: because the Fund may invest a significant portion of its assets in the obligations of banks and other financial services companies, the Fund is subject to a number of risks generally associated with investments in the financial services industry, such as credit risk, interest rate risk and regulatory developments related to the financial services industry.

Please see “Principal Risks and Risk Definitions” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing the changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	1.36%	(quarter ended 3/31/2001)
Lowest	0.02%	(quarter ended 3/31/2010)

Average Annual Total Returns

(For the period ended December 31, 2010)

Share Class	1 Year	5 Years	10 Years
I – Before taxes	0.15%	2.53%	2.30%
Citigroup 3-Month Treasury Index[1]	0.13%	2.30%	2.26%

[1]	The Citigroup 3-Month Treasury Index represents the average 90-day Treasury Bill rates for each of the prior three months adjusted to a bond equivalent basis.

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 71 of this prospectus.

TCW Core Fixed Income Fund

Investment Objective

The Fund’s investment objective is to seek to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	0.40%	0.40%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.16%	0.23%
Total fund operating expenses	0.56%	0.88%
Fee Waiver [and/or Expense Reimbursement][1]	0.12%	0.10%
Net Expenses	0.44%	0.78%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$45	$141	$246	$555
N	$80	$249	$433	$966

[1]

The contractual fee waiver/expense reimbursement is for the period March 1, 2011 through February 28, 2012. At the conclusion of this period, the Fund’s investment advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 258.36% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in debt securities. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. These debt securities include but are not limited to securities issued or guaranteed by the United States Government, its agencies, instrumentalities or sponsored corporations; corporate obligations (including convertible securities); mortgage-backed securities; asset backed securities; U.S. dollar denominated foreign securities (corporate and government); and other securities bearing fixed or variable interest rates of any maturity.

The Fund may invest up to 5% of its net assets in high yield/below investment grade bonds, commonly known as “junk” bonds. The Fund may also invest a portion of its assets in bank loans of companies in the high yield universe. High yield portfolio holdings are diversified by industry and issuer in an attempt to reduce the impact of negative events for an industry or issuer.

The Fund may invest, without limitation, in derivative instruments such as options, futures and swap agreements. The Fund may invest in securities that are commonly referred to as mortgage derivatives, including inverse floaters, and interest only (IO), principal-only (PO), inverse IOs and tiered index bonds. The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

In managing the Fund’s investments, under normal market conditions, the portfolio managers use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and include consideration of:

•	security selection within a given sector

•	relative performance of the various market sectors

•	the shape of the yield curve

•	fluctuations in the overall level of interest rates

The portfolio managers also utilize active asset allocation in managing the Fund’s investments and monitor the duration of the Fund’s portfolio securities to seek to mitigate the Fund’s exposure to interest rate risk.

Portfolio securities may be sold when the Fund’s portfolio managers determine to take advantage of a better investment opportunity because they believe the portfolio securities no longer represent relatively attractive investment opportunities, there is perceived deterioration in the credit fundamentals of the issuer or the individual security has reached its sell target.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates or a decline in interest rates will lower the Fund’s yield.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	junk bond risk: the risk that these bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•

prepayment risk of mortgage-backed securities: the risk that in times of declining interest rates, the Fund’s higher yielding securities will be prepaid and the Fund will have to replace them with securities having a lower yield.

•

extension risk of mortgage-backed securities: the risk that in times of rising interest rates mortgage prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities which fluctuate more widely in response to changes in interest rates than shorter term securities.

•

derivatives risk: the risk of investing in derivative instruments, including liquidity, interest rate, market and management risks, mispricing or improper value. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index and the Fund could lose more than the principal amount invested.

•

leveraging risk: the risk that leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended result.

•	counterparty risk: the risk that the other party to a contract, such as a swap agreement, will not fulfill its contractual obligations.

•

issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

globalization risk: the risk that the growing inter-relationship of all global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currencies, and the economic and political climates where investments are made.

•

asset-backed securities investment risk: the risk that the impairment of the value of the collateral underlying a security in which the Fund invests such as non-payment of loans, will result in a reduction in the value of the security.

Please see “Principal Risks and Risk Definitions” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing the changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance would be lower than Class I performance because of the lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	7.35%	(quarter ended 9/30/2009)
Lowest	-2.34%	(quarter ended 6/30/2004)

Average Annual Total Returns

(For the period ended December 31, 2010)

Share Class	1 Year	5 Years	10 Years
I – Before taxes	10.28%	8.09%	7.02%
- After taxes on distributions	7.61%	5.88%	4.93%
- After taxes on distributions and sale of fund shares	6.88%	5.64%	4.78%
N – Before taxes	9.90%	7.78%	6.76%
Barclays Capital U.S. Aggregate Bond Index[1]	6.54%	5.80%	5.84%

[1]

The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index of investment grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Stephen M. Kane	Appointed February 2011	Group Managing Director

Laird R. Landmann	Appointed February 2011	Group Managing Director

Tad Rivelle	1 year	Group Managing Director and Chief Investment Officer — High Grade Fixed Income

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 71 of this prospectus.

TCW High Yield Bond Fund

Investment Objective

The Fund’s investment objective is to seek to maximize income and achieve above average total return consistent with reasonable risk over a full market cycle.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	0.75%	0.75%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.21%	0.27%
Total fund operating expenses	0.96%	1.27%
Fee Waiver [and/or Expense Reimbursement][1]	—	0.07%
Net Expenses	0.96%	1.20%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$98	$306	$531	$1,178
N	$122	$381	$660	$1,455

[1]

The contractual fee waiver/expense reimbursement is for the period March 1, 2011 through February 28, 2012. At the conclusion of this period, the Fund’s investment advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 176.77% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in high yield/below investment grade bonds, commonly known as “junk bonds”. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. The Fund may invest up to 20% of its net assets in equity securities (including common stock and convertible and non-convertible preferred stocks) and bank loans of companies in the high yield universe. Portfolio holdings are diversified by industry and issuer in an attempt to reduce the impact of negative events for an industry or issuer.

The Fund may invest, without limitation, in derivative instruments such as options, futures and swap agreements. The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

In selecting the Fund’s investments, the portfolio managers look for companies that have:

•	strong credit profiles

•	favorable industry fundamentals

•	good management teams

•	stable cash flows

•	attractive yields for a given level of risk

Portfolio securities may be sold when the Fund’s portfolio managers conclude the issuer has experienced a material deterioration of the above listed factors, the security reaches its targeted price, the portfolio managers determine to take advantage of a better investment opportunity or the portfolio is rebalanced for diversification purposes.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates or a decline in interest rates will lower the Fund’s yield.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security or a decline in interest rates will lower the Fund’s yield.

•	junk bond risk: the risk that these bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•

derivatives risk: the risk of investing in derivative instruments, including liquidity, interest rate, market and management risks, mispricing or improper value. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index and the Fund could lose more than the principal amount invested.

•

leveraging risk: the risk that leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended result.

•	counterparty risk: the risk that the other party to a contract, such as a swap agreement, will not fulfill its contractual obligations.

•

issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

globalization risk: the risk that the growing inter-relationship of all global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

•

equity risk: the risk that stocks and other equity securities generally fluctuate more than bonds and may decline over short or extended periods based on changes in a company’s financial condition and in overall market, economic or political considerations.

Please see “Principal Risks and Risk Definitions” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing the changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance would be lower than Class I performance because of the lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	18.86%	(quarter ended 6/30/2009)
Lowest	-17.69%	(quarter ended 12/31/2008)

Average Annual Total Returns

(For the period ended December 31, 2010)

Share Class	1 Year	5 Years	10 Years
I – Before taxes	14.91%	7.45%	7.33%
- After taxes on distributions	11.57%	4.34%	4.10%
- After taxes on distributions and sale of fund shares	9.55%	4.45%	4.25%
N – Before taxes	14.41%	7.13%	7.00%
Citigroup High Yield Cash Pay Custom Index[1]	13.95%	8.02%	8.59%

[1]

The Citigroup High Yield Cash Pay Custom Index is a blend of the Citigroup High Yield Cash Pay Index and Citigroup High Yield Cash Pay Capped Index. The Citigroup High Yield Cash Pay Index is composed of those cash-pay securities included in the Citigroup US High Yield Market Index with remaining maturities of at least one year. The Citigroup High Yield Market Index captures the performance of below investment-grade debt issued by corporations domiciled in the United States or Canada and includes cash-pay and deferred interest securities that are publicly placed, have a fixed coupon and are non-convertible. The Citigroup High Yield Cash Pay Capped Index includes only cash-pay bonds with remaining maturities of at least one year and a minimum amount outstanding of $100 million and a cap on the prior amount of each issuer in the Index at $5 billion.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
James S. Farnham	Appointed January 2011	Managing Director

Laird R. Landmann	Appointed February 2011	Group Managing Director

Giovanni A. Nucci	Appointed January 2011	Managing Director

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 71 of this prospectus.

TCW Short Term Bond Fund

Investment Objective

The Fund’s investment objective is to seek to maximize current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Share Class
I
Management fees	0.35%
Distribution and/or service (12b-1) fees	None
Other expenses	0.41%
Total annual fund operating expenses	0.76%
Fee Waiver [and/or Expense Reimbursement][1]	0.32%
Net Expenses	0.44%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
I	$45	$141	$246	$555

[1]

The contractual fee waiver/expense reimbursement is for the period March 1, 2011 through February 28, 2012. At the conclusion of this period, the Fund’s investment advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83.26% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in a diversified portfolio of debt securities of varying maturities, including bonds, notes and other similar fixed income instruments issued by governmental or private sector issuers. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change.

The Fund invests primarily in obligations of the United States Government, its agencies, instrumentalities or sponsored corporations; money market instruments; corporate debt securities rated at the time of investment A3 or higher by Moody’s or A- or higher by S&P or the equivalent by any other nationally recognized statistical ratings organization; mortgage-backed securities guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations; and privately issued mortgage-backed securities including commercial mortgage-backed securities.

The Fund may invest up to 10% of its total assets in below investment grade securities (“junk bonds”) or unrated securities. The Fund may invest, without limitation, in derivative instruments such as options, futures and swap agreements. The Fund may invest in securities that are commonly referred to as mortgage derivatives, including inverse floaters, and interest-only (IO), principal-only (PO), inverse IOs and tiered index bonds. The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

In managing the Fund’s investments, under normal market conditions, the portfolio manager seeks to construct an investment portfolio with a weighted average effective duration of no more than two years. Portfolio securities and other instruments may be sold when the Fund’s portfolio manager determines to take advantage of a better investment opportunity because he believes the portfolio securities and other instruments no longer represent relatively attractive investment opportunities, there is perceived deterioration in the credit fundamentals of the issuer or it is determined to rebalance the investment portfolio.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates or a decline in interest rates will lower the Fund’s yield.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•

prepayment risk of mortgage-backed securities: the risk that in times of declining interest rates, the Fund’s higher yielding securities will be prepaid and the Fund will have to replace them with securities having a lower yield.

•

extension risk of mortgage-backed securities: the risk that in times of rising interest rates mortgage prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities which fluctuate more widely in response to changes in interest rates than shorter term securities.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

•

derivatives risk: the risk of investing in derivative instruments, including liquidity, interest rate, market and management risks, mispricing or improper value. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index and the Fund could lose more than the principal amount invested.

•

leveraging risk: the risk that leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended result.

•	counterparty risk: the risk that the other party to a contract, such as a swap agreement, will not fulfill its contractual obligations.

•

issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	junk bond risk: the risk that these bonds have a higher degree of default risk and may be less liquid and subject to grater price volatility than investment grade bonds.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

globalization risk: the risk that the growing inter-relationship of all global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

•

asset-backed securities investment risk: the risk that the impairment of the value of the collateral underlying a security in which the Fund invests such as non-payment of loans, will result in a reduction in the value of the security.

Please see “Principal Risks and Risk Definitions” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing the changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	3.94%	(quarter ended 1/31/2010)
Lowest	-2.89%	(quarter ended 12/31/2008)

Average Annual Total Returns

(For the period ended December 31, 2010)

Share Class	1 Year	5 Years	10 Years
I – Before taxes	8.43%	3.33%	3.14%
- After taxes on distributions	7.11%	1.72%	1.79%
- After taxes on distributions and sale of fund shares	5.46%	1.89%	1.88%
Citigroup 1-Year Treasury Index[1]	0.73%	3.26%	3.11%

[1]

The Citigroup 1-Year Treasury Index represents the return of one-year Treasuries each month. It is determined by taking the 1-year Treasury Bill at the beginning of the month and calculating its return.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Stephen M. Kane	Appointed February 2011	Group Managing Director

Laird R. Landmann	Appointed February 2011	Group Managing Director

Tad Rivelle	1 year	Group Managing Director and Chief Investment Officer — High Grade Fixed Income

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 71 of this prospectus.

TCW Total Return Bond Fund

Investment Objective

The Fund’s investment objective is to seek to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes
	I	N
Management fees	0.50%	0.50%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.11%	0.13%
Total annual fund operating expenses	0.61%	0.88%
Fee Waiver [and/or Expense Reimbursement][1]	0.17%	0.14%
Net Expenses	0.44%	0.74%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$45	$141	$246	$555
N	$76	$237	$411	$918

[1]

The contractual fee waiver/expense reimbursement is for the period March 1, 2011 through February 28, 2012. At the conclusion of this period, the Fund’s investment advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76.43% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in debt securities. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. “Debt securities” include bonds, notes, and other fixed income instruments issued by governmental or private-sector issuers. The Fund invests primarily in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, and privately issued mortgage-backed securities. At least 50% of the Fund’s net assets will be invested in mortgage-backed securities guaranteed by the United States Government, its agencies, instrumentalities or sponsored corporations; privately issued mortgage-backed securities rated at time of investment Aa3 or higher by Moody’s or AA- or higher by S&P or the equivalent by any other nationally recognized statistical organization; other obligations of the United States Government, its agencies, instrumentalities or sponsored corporations; and money market instruments. The Fund may invest in privately issued mortgage-backed securities rated below investment grade which are commonly known as “junk” bonds. “Junk” bonds are rated below Baa3 by Moody’s or BBB- by S&P.

The Fund may invest, without limitation, in derivative instruments such as options, futures and swap agreements. The Fund may invest in securities that are commonly known as mortgage derivatives, including inverse floaters, and interest only (IO), principal-only (PO), inverse IOs and tiered index bonds. The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

In managing the Fund’s investments, under normal market conditions, the portfolio managers seek to construct an investment portfolio with a weighted average effective duration of no more than eight years. Portfolio securities may be sold when the Fund’s portfolio managers determine to take advantage of a better investment opportunity because they believe the portfolio securities no longer represent relatively attractive investment opportunities.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates or a decline in interest rates will lower the Fund’s yield.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•

prepayment risk of mortgage-backed securities: the risk that in times of declining interest rates, the Fund’s higher yielding securities will be prepaid and the Fund will have to replace them with securities having a lower yield.

•

extension risk of mortgage-backed securities: the risk that in times of rising interest rates mortgage prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities which fluctuate more widely in response to changes in interest rates than shorter term securities.

•

derivatives risk: the risk of investing in derivative instruments, including liquidity, interest rate, market and management risks, mispricing or improper value. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index and the Fund could lose more than the principal amount invested.

•

leveraging risk: the risk that leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended result.

•	counterparty risk: the risk that the other party to a contract, such as a swap agreement, will not fulfill its contractual obligations.
•

issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

globalization risk: the risk that the growing inter-relationship of all global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

•

asset-backed securities investment risk: the risk that the impairment of the value of the collateral underlying a security in which the Fund invests such as non-payment of loans, will result in a reduction in the value of the security.

Please see “Principal Risks and Risk Definitions” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing the changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance would be lower than Class I performance because of the lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	8.21%	(quarter ended 9/30/2009)
Lowest	-2.01%	(quarter ended 6/30/2004)

Average Annual Total Returns

(For the period ended December 31, 2010)

Share Class	1 Year	5 Years	10 Years
I – Before taxes	10.74%	8.53%	7.44%
- After taxes on distributions	6.99%	5.86%	4.97%
- After taxes on distributions and sale of fund shares	7.00%	5.72%	4.89%
N – Before taxes	10.34%	8.21%	7.12%
Barclays Capital U.S. Aggregate Bond Index[1]	6.54%	5.80%	5.84%

[1]

The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index of investment grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Mitch Flack	One year	Managing Director

Tad Rivelle	One year	Group Managing Director and Chief Investment Officer — High Grade Fixed Income

Bryan Whalen	One year	Managing Director

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 71 of this prospectus.

TCW Global Conservative Allocation Fund

(Previously named TCW Conservative Allocation Fund)

Investment Objective

The Fund’s investment objective is to seek to provide current income and, secondarily, long term capital appreciation. The Corporation’s Board of Directors may change this investment objective without shareholder approval.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes
	I	N
Management fees	None	None
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	1.74%	15.15%
Estimated acquired funds fees and expenses	0.73%	0.73%
Total annual fund operating expenses[1]	2.47%	16.13%
Fee Waiver [and/or Expense Reimbursement][2]	1.60%	15.26%
Net Expenses	0.87%	0.87%

[1]

In addition to the “Other expenses” which the Fund bears directly, the Fund’s shareholders indirectly bear the expenses of the underlying funds in which the Fund invests. The Fund’s estimated indirect expenses from investing in the underlying fund are based on its average invested balance in each underlying fund is as shown in the table. Certain of the underlying funds’ expenses reflect fee reductions and waivers.

[2]

The contractual fee waiver/expense reimbursement is for the period March 1, 2011 through February 28, 2012. At the conclusion of this period the Fund’s investment advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$89	$278	$482	$1,073
N	$89	$278	$482	$1,073

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42.93% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a combination of (i) fixed income funds, and (ii) equity funds that utilize diverse investment styles, such as growth and/or value investing. The Fund’s emphasis on diversification is intended to temper volatility by lessening the effect of any one investment style. The Fund seeks to do this by investing in a combination of other funds — the “Underlying Funds” — through the implementation of a strategic asset allocation strategy. These funds include the other TCW Funds and Metropolitan West Intermediate Bond, Metropolitan West High Yield Bond and Metropolitan West Total Return Bond Funds. Metropolitan West Asset Management, LLC, investment advisor to the Metropolitan West Funds, and the Fund’s Advisor are affiliated wholly-owned subsidiaries of the TCW Group, Inc.

The Fund invests in the Underlying Funds at levels that are determined by the Advisor’s four-step process, whereby the Advisor preliminarily ranks the Underlying Funds, constructs a portfolio model, determines allocations and conducts analyses of the portfolio.

The equity Underlying Funds in which the Fund invests, in turn, invest principally in equity securities of large capitalization companies that include common and preferred stock, rights or warrants to purchase common or preferred stock, securities convertible into common or preferred stock, and other securities with equity characteristics. The Fund invests between 20% and 60% of its net assets in equity Underlying Funds and international equity ETFs.

The fixed income Underlying Funds in which the Fund invests, in turn, invest principally in fixed income securities that include U.S. Government and corporate obligations, bonds, notes and debentures; mortgage-backed securities; asset-backed securities; foreign securities (government and corporate); other securities bearing fixed or variable interest rates of any maturity; and high yield/below investment grade bonds, commonly known as “junk bonds”. The Fund invests between 40% and 80% of its net assets in fixed income Underlying Funds.

The Fund is a “fund of funds.” The Fund is subject to the risks associated with each of the Underlying Funds. Additionally, the operating expenses incurred by each Underlying Fund are borne indirectly by shareholders of the Fund. The Fund directly bears its annual operating expenses and indirectly bears the annual operating expenses of each of the Underlying Funds in proportion to its allocation. Each of the Underlying Funds pays a management fee to the Advisor or its affiliate and the management fees differ among the Underlying Funds. This may create a conflict of interest when the Advisor selects Underlying Funds for investment by the Fund.

The Fund may also invest in ETFs and ETNs. ETFs are typically open-end investment companies whose shares are listed for trading on a national securities exchange or the NASDAQ National Market System. ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of the issuer. The returns of ETNs are linked to the performance of a market benchmark or strategy, less investor fees.

The portfolio managers determine and monitor the combination and allocation to the Underlying Funds they believe will allow the Fund to achieve its investment goal. While there is no cap on investing in any one Underlying Fund, the Fund will, under normal market conditions, adhere to the asset class limitations described above. Asset allocations may differ from the targeted range due to the market fluctuations and other factors. After the initial allocation, the portfolio managers determine when the Fund’s allocations to the Underlying Funds should be rebalanced to maintain the targeted allocations. The target allocation ranges may be modified due to market action or a portfolio manager recommendation without advance notice to shareholders.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund based on the risks of the Underlying Funds that can cause a decline in value are:

•	underlying fund risk: the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds.

•	allocation risk: the risk that the Advisor will make less than optimal or poor asset allocation decisions on selecting the appropriate mix of Underlying Funds.

•

equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods based on changes in a company’s financial condition and in overall market, economic and political conditions.

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates or a decline in interest rates will lower the Fund’s yield.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

investment style risk: the risk that the particular style or set of styles that the investment advisor primarily uses may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

•	junk bond risk: the risk that these bonds have a higher degree of default risk and may be less liquid and subject to grater price volatility than investment grade bonds.

•	foreign investing risk: the risk that Fund shares will fluctuate with market conditions, currencies and the political climates where investments are made.

•

globalization risk: the risk that the growing inter-relationship of all global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

•

non-diversification risk: the risk that because a relatively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund.

Please see “Principal Risks and Risk Definitions” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance would be lower than Class I performance because of the lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	9.80%	(quarter ended 9/30/2009)
Lowest	-6.41%	(quarter ended 9/30/2008)

Average Annual Total Returns

(For the period ended December 31, 2010)

Share Class	1 Year	Since Inception (11/16/2006)
I – Before taxes	10.55%	4.89%
- After taxes on distributions	9.01%	3.75%
- After taxes on distributions and sale of fund shares	7.64%	3.60%
N – Before taxes	10.55%	4.88%
40% S&P 500 Index/60% Barclays Capital U.S. Aggregate Bond Index[1]	10.41%	3.91%

[1]

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index of investment grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage backed securities, with maturities of at least one year.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depends on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Adam T. Coppersmith	1 year	Senior Quantitative Specialist

Stephen M. Kane	1 year	Group Managing Director

Laird R. Landmann	1 year	Group Managing Director

Tad Rivelle	1 year	Group Managing Director and Chief Investment Officer — High Grade Fixed Income

Michael P. Reilly	4 years (inception of fund)	Group Managing Director and Chief Investment Officer — U.S. Equities

Komal S. Sri-Kumar	4 years (inception of fund)	Chairman, Comprehensive Asset Allocation Committee and Group Managing Director

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 71 of this prospectus.

TCW Global Moderate Allocation Fund

(Previously named TCW Moderate Allocation Fund)

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation and, secondarily, current income. The Corporation’s Board of Directors may change this investment objective without shareholder approval.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes
	I	N
Management fees	None	None
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.66%	19.95%
Estimated acquired funds fees and expenses	0.86%	0.86%
Total annual fund operating expenses[1]	1.52%	21.06%
Fee Waiver [and/or Expense Reimbursement][2]	0.54%	20.08%
Net Expenses	0.98%	0.98%

[1]

In addition to the “Other expenses” which the Fund bears directly, the Fund’s shareholders indirectly bear the expenses of the underlying funds in which the Fund invests. The Fund’s estimated indirect expenses from investing in the underlying fund are based on its average invested balance in each underlying fund is as shown in the table. Certain of the underlying funds’ expenses reflect fee reductions and waivers.

[2]

The contractual fee waiver/expense reimbursement is for the period March 1, 2011 through February 28, 2012. At the conclusion of this period the Fund’s investment advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$100	$312	$542	$1,201
N	$100	$312	$542	$1,201

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52.34% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a combination of (i) equity funds that utilize diverse investment styles, such as growth and/or value investing, and (ii) fixed income funds. The Fund’s emphasis on diversification is intended to temper volatility by lessening the effect of any one investment style. The Fund seeks to do this by investing in a combination of other funds — the “Underlying Funds” — through the implementation of a strategic asset allocation strategy. These funds include the TCW Funds and Metropolitan West Intermediate Bond, Metropolitan West High Yield Bond and Metropolitan West Total Return Bond Funds. Metropolitan West Asset Management, LLC, investment advisor to the Metropolitan West Funds, and the Fund’s Advisor are affiliated wholly-owned subsidiaries of the TCW Group, Inc.

The Fund invests in the Underlying Funds at levels that are determined by the Advisor’s four-step process, whereby the Advisor preliminarily ranks the Underlying Funds, constructs a portfolio model, determines allocations and conducts analyses of the portfolio.

The equity Underlying Funds in which the Fund invests, in turn, invest principally in equity securities of companies that include common and preferred stock, rights or warrants to purchase common or preferred stock, securities convertible into common or preferred stock, and other securities with equity characteristics. The Fund invests between 40% and 80% of its net assets in equity Underlying Funds and international equity ETFs.

The fixed income Underlying Funds in which the Fund invests, in turn, invest principally in fixed income securities that include U.S. Government and corporate obligations, bonds, notes and debentures; mortgage-backed securities; asset-backed securities; foreign securities (government and corporate); other securities bearing fixed or variable interest rates of any maturity; and high yield/below investment grade bonds, commonly known as “junk bonds”. The Fund invests between 20% and 80% of its net assets in fixed income Underlying Funds.

The Fund is a “fund of funds.” The Fund is subject to the risks associated with each of the Underlying Funds. Additionally, the operating expenses incurred by each Underlying Fund are borne indirectly by shareholders of the Fund. The Fund directly bears its annual operating expenses and indirectly bears the annual operating expenses of each of the Underlying Funds in proportion to its allocation. Each of the Underlying Funds pays a management fee to the Advisor or its affiliate and the management fees differ among the Underlying Funds. This may create a conflict of interest when the Advisor selects Underlying Funds for investment by the Fund.

The Fund may also invest in ETFs and ETNs. ETFs are typically open-end investment companies whose shares are listed for trading on a national securities exchange or the NASDAQ National Market System. ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of the issuer. The returns of ETNs are linked to the performance of a market benchmark or strategy, less investor fees.

The portfolio managers determine and monitor the combination and allocation to the Underlying Funds they believe will allow the Fund to achieve its investment goal. While there is no cap on investing in any one Underlying Fund, the Fund will, under normal market conditions, adhere to the asset class limitations described above. Asset allocations may differ from the targeted range due to the market fluctuations and other factors. After the initial allocation, the portfolio managers determine when the Fund’s allocations to the Underlying Funds should be rebalanced to maintain the targeted allocations. The target allocation ranges may be modified due to market action or a portfolio manager recommendation without advance notice to shareholders.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund based on the risks of the Underlying Funds that can cause a decline in value are:

•	underlying fund risk: the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds.

•	allocation risk: the risk that the Advisor will make less than optimal or poor asset allocation decisions on selecting the appropriate mix of Underlying Funds.

•

equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods based on changes in a company’s financial condition and in overall market economic and political conditions.

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates or a decline in interest rates will lower the Fund’s yield.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

investment style risk: the risk that the particular style or set of styles that the investment advisor primarily uses may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

•	junk bond risk: the risk that these bonds have a higher degree of default risk and may be less liquid and subject to grater price volatility than investment grade bonds.

•	foreign investing risk: the risk that Fund shares will fluctuate with market conditions, currencies and the political climates where investments are made.

•

emerging market country risk: the risk that Fund share prices will decline due to the greater degree of economic, political and social instability of emerging market countries as compared to developed countries.

•

globalization risk: the risk that the growing inter-relationship of all global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

•

non-diversification risk: the risk that because a relatively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund.

Please see “Principal Risks and Risk Definitions” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance would be lower than Class I performance because of the lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	13.28%	(quarter ended 9/30/2009)
Lowest	-15.60%	(quarter ended 12/31/2008)

Average Annual Total Returns

(For the period ended December 31, 2010)

Share Class	1 Year	Since Inception (11/16/2006)
I – Before taxes	10.87%	1.19%
- After taxes on distributions	10.34%	0.25%
- After taxes on distributions and sale of fund shares	7.12%	0.51%
N – Before taxes	10.54%	1.10%
60% Russell 1000® Index/40% Barclays Capital U.S. Universal Index[1]	12.84%	2.83%

[1]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total U.S. equity market capitalization of the Russell 3000® Index. The Barclays Capital U.S. Universal Index represents the union of the Barclays Capital U.S. Aggregate Index, U.S. Corporate High-Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or below investment grade.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Adam T. Coppersmith	1 year	Senior Quantitative Specialist

Stephen M. Kane	1 year	Group Managing Director

Laird R. Landmann	1 year	Group Managing Director

Tad Rivelle	1 year	Group Managing Director and Chief Investment Officer — High Grade Fixed Income

Michael P. Reilly	4 years (inception of fund)	Group Managing Director and Chief Investment Officer — U.S. Equities

Komal S. Sri-Kumar	4 years (inception of fund)	Chairman, Comprehensive Asset Allocation Committee and Group Managing Director

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 71 of this prospectus.

TCW Global Flexible Allocation Fund

(Previously named TCW Aggressive Allocation Fund)

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation. The Corporation’s Board of Directors may change this investment objective without shareholder approval.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes
	I	N
Management fees	None	None
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	4.39%	25.31%
Estimated acquired funds fees and expenses	0.81%	0.81%
Total annual fund operating expenses[1]	5.20%	26.37%
Fee Waiver [and/or Expense Reimbursement][2]	3.77%	24.94%
Net Expenses	1.43%	1.43%

[1]

In addition to the “Other expenses” which the Fund bears directly, the Fund’s shareholders indirectly bear the expenses of the underlying funds in which the Fund invests. The Fund’s estimated indirect expenses from investing in the underlying fund are based on its average invested balance in each underlying fund is as shown in the table. Certain of the underlying funds’ expenses reflect fee reductions and waivers.

[2]

The contractual fee waiver/expense reimbursement is for the period March 1, 2011 through February 28, 2012. At the conclusion of this period the Fund’s investment advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$146	$452	$782	$1,713
N	$146	$452	$782	$1,713

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 98.43% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a combination of (i) equity funds that utilize diverse investment styles, such as growth and/or value investing, and (ii) fixed income funds. The Fund’s emphasis on diversification is intended to temper volatility by lessening the effect of any one investment style. The Fund seeks to do this by investing in a combination of other funds — the “Underlying Funds” — through the implementation of a strategic asset allocation strategy. These funds include the TCW Funds and Metropolitan West Intermediate Bond, Metropolitan West High Yield Bond and Metropolitan West Total Return Bond Funds. Metropolitan West Asset Management, LLC, investment advisor to the Metropolitan West Funds, and the Fund’s Advisor are affiliated wholly-owned subsidiaries of the TCW Group, Inc.

The Fund invests in the Underlying Funds at levels that are determined by the Advisor’s four-step process, whereby the Advisor preliminarily ranks the Underlying Funds, constructs a portfolio model, determines allocations and conducts analyses of the portfolio.

The equity Underlying Funds in which the Fund invests, in turn, invest principally in equity securities of both U.S. and non-U.S. companies of any capitalization that include common and preferred stock, rights or warrants to purchase common or preferred stock, securities convertible into common or preferred stock, and other securities with equity characteristics. The Fund invests between 50% and 100% of its net assets in equity Underlying Funds and international equity ETFs.

The fixed income Underlying Funds in which the Fund invests, in turn, invest principally in fixed income securities that include U.S. Government and corporate obligations, bonds, notes and debentures; mortgage-backed securities; asset-backed securities; foreign securities (government and corporate); other securities bearing fixed or variable interest rates of any maturity; and high yield/below investment grade bonds, commonly known as “junk bonds”. The Fund invests between 10% and 50% of its net assets in fixed income Underlying Funds.

The Fund is a “fund of funds.” The Fund is subject to the risks associated with each of the Underlying Funds. Additionally, the operating expenses incurred by each Underlying Fund are borne indirectly by shareholders of the Fund. The Fund directly bears its annual operating expenses and indirectly bears the annual operating expenses of each of the Underlying Funds in proportion to its allocation. Each of the Underlying Funds pays a management fee to the Advisor or its affiliate and the management fees differ among the Underlying Funds. This may create a conflict of interest when the Advisor selects Underlying Funds for investment by the Fund.

The Fund may also invest in ETFs and ETNs. ETFs are typically open-end investment companies whose shares are listed for trading on a national securities exchange or the NASDAQ National Market System. ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of the issuer. The returns of ETNs are linked to the performance of a market benchmark or strategy, less investor fees.

The portfolio managers determine and monitor the combination and allocation to the Underlying Funds they believe will allow the Fund to achieve its investment goal. While there is no cap on investing in any one Underlying Fund, the Fund will, under normal market conditions, adhere to the asset class limitations described above. Asset allocations may differ from the targeted range due to the market fluctuations and other factors. After the initial allocation, the portfolio managers determine when the Fund’s allocations to the Underlying Funds should be rebalanced to maintain the targeted allocations. The target allocation ranges may be modified due to market action or a portfolio manager recommendation without advance notice to shareholders.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund based on the risks of the Underlying Funds that can cause a decline in value are:

•	underlying fund risk: the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds.

•	allocation risk: the risk that the Advisor will make less than optimal or poor asset allocation decisions on selecting the appropriate mix of Underlying Funds.

•

equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods based on changes in a company’s financial condition and in overall market economic and political conditions.

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates or a decline in interest rates will lower the Fund’s yield.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

•

small and mid-capitalization company risk: the risk that the stock performance of small and mid-capitalization companies can be more volatile than the stock performance of large capitalization companies and they face a greater risk of business failure which increases the risk of loss to the Fund.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

investment style risk: the risk that the particular style or set of styles that the investment advisor primarily uses may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

•	junk bond risk: the risk that these bonds have a higher degree of default risk and may be less liquid and subject to grater price volatility than investment grade bonds.

•	foreign investing risk: the risk that Fund shares will fluctuate with market conditions, currencies and the political climates where investments are made.

•

emerging market country risk: the risk that Fund share prices will decline due to the greater degree of economic, political and social instability of emerging market countries as compared to developed countries.

•

globalization risk: the risk that the growing inter-relationship of all global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

•

non-diversification risk: the risk that because a relatively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund.

Please see “Principal Risks and Risk Definitions” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance would be lower than Class I performance because of the lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	14.97%	(quarter ended 6/30/2009)
Lowest	-17.38%	(quarter ended 12/31/2008)

Average Annual Total Returns

(For the period ended December 31, 2010)

Share Class	1 Year	Since Inception (11/16/2006)
I – Before taxes	7.16%	-2.13%
- After taxes on distributions	7.04%	-2.47%
- After taxes on distributions and sale of fund shares	4.76%	-1.96%
N – Before taxes	7.28%	-2.11%
75% MSCI World Index/25% Citigroup World Government Bond Index[1]	10.84%	1.94%

[1]

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets of 23 countries in North America, Europe and the Asia Pacific Region. The Citigroup World Government Bond Index is a market-capitalization-weighted index that tracks the performance of 22 investment grade government bond markets.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Adam T. Coppersmith	1 year	Senior Quantitative Specialist

Stephen M. Kane	1 year	Group Managing Director

Laird R. Landmann	1 year	Group Managing Director

Tad Rivelle	1 year	Group Managing Director and Chief Investment Officer — High Grade Fixed Income

Michael P. Reilly	4 years (inception of fund)	Group Managing Director and Chief Investment Officer — U.S. Equities

Komal S. Sri-Kumar	4 years (inception of fund)	Chairman, Comprehensive Asset Allocation Committee and Group Managing Director

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 71 of this prospectus.

Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for the Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may conduct transactions by mail (TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-800-248-4486. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. You may also purchase, exchange or redeem Fund shares through your dealer or financial advisor.

Purchase Minimums for all Share Classes

Type of Account	Minimum Initial Investment	Subsequent Investments
Regular	$2,000	$250
Individual Retirement Account	$500	$250

Tax Information

If your shares are not held in a tax-deferred account Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Principal Risks and Risk Definitions

All the Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Advisor makes with respect to the investments of the Funds will not accomplish what they were designed to achieve or that the investments will have disappointing performance.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment may earn for you — and the more you can lose. Since the Funds hold securities with fluctuating market prices, the value of each Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in a Fund could go down as well as up.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person. You can lose money by investing in a Fund. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.

Your investment in a Fund may be subject (in varying degrees) to the following risks discussed below. Each Fund may be more susceptible to some of the risks than others.

Price Volatility Risk

The value of a Fund’s investment portfolio will change as the prices of its investments go up or down. A Fund’s returns will vary and you may lose money. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Funds that invest primarily in the equity securities of small or medium capitalization companies are subject to greater price volatility than other mutual funds.

Different parts of the market and different types of equity securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or market as a whole.

Prices of most securities tend to be more volatile in the short-term. Therefore, if you trade frequently or redeem in the short-

term, you are more likely to incur a loss than an investor who holds investments for the longer-term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

Equity Risk

Equity risk is the risk that stocks and other equity securities generally fluctuate more than bonds and can decline in value over short or extended periods. The value of stocks and other equity securities will be affected as a result of changes in a company’s financial condition and in overall market, economic and political conditions.

Liquidity Risk

Liquidity risk is the risk that a Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold, a Fund may have to sell at a lower price or may not be able to sell the security at all each of which would have a negative affect on the Fund’s performance.

The securities of many of the companies with small and medium size capitalizations may have less “float” (the number of shares that normally trade) and less interest in the market and therefore are subject to liquidity risk.

Investment Style Risk

Certain Funds may also be subject to investment style risk. The Advisor primarily uses a particular style or set of styles — “growth” or “value” styles — to select investments for each Fund. Those styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

Portfolio Management Risk

Portfolio management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that a Fund will achieve its investment objective. The Advisor’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the securities a portfolio manager chooses may fail to produce the intended result, and you could lose money on your investment in a Fund.

Securities Selection Risk

The specific securities held in a Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

Small and Medium Capitalization Company Risk

Funds such as the TCW Growth, TCW Growth Equities, TCW Relative Value Small Cap, TCW Small Cap Growth, TCW SMID Cap Growth, TCW Value Opportunities and TCW Global Flexible Allocation Funds that invest a portion of their assets in the equity securities of companies with small and medium capitalizations are subject to certain risks. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of a Fund’s assets.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities held by a Fund. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The Dodd-Frank Wall Street Reform and Consumer Protection Act

includes a number of statutory provisions, rulemaking directives and required studies that could directly or indirectly impact the Funds through (i) provisions impacting the regulatory framework; (ii) provisions impacting the Funds as investors; (iii) enhancements to the enforcement authority of the Securities and Exchange Commission; (iv) risk regulation of “systemically important” financial institutions; and (v) mandated studies that may have further effects on the Funds. Such legislation may impact the Funds in ways that are unforeseeable.

Allocation Risk

The TCW Global Conservative Allocation, TCW Global Moderate Allocation and TCW Global Flexible Allocation Funds’ (“Allocation Funds”) investment performance depends on how their assets are allocated and reallocated according to each Fund’s allocation targets and ranges. A principal risk of investing in each Fund is that the Advisor will make less than optimal or poor allocation decisions. The Advisor attempts to identify investment allocations that will optimize returns given various levels of risk tolerance, however, there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Advisor will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in an Allocation Fund as a result of these allocation decisions.

Underlying Fund Risk

Because the Allocation Funds invest substantially all of their assets in Underlying Funds, the risks associated with investing in the Funds are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Allocation Funds to achieve their investment objectives will depend upon the ability of the Underlying Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

Foreign Investing Risk

Investments in foreign securities may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company.

As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the U.S. and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Political or social instability, civil unrest and acts of terrorism are other potential risks that could impact an investment in a foreign security. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S. which could affect the liquidity of a Fund’s portfolio.

Foreign Currency Risk

Funds that invest in foreign securities are subject to currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a Fund and denominated in those currencies. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits, political factors and government controls.

Emerging Market Country Risk

The TCW Emerging Markets Equities, TCW Emerging Markets Income, TCW Emerging Markets Local Currency Income, TCW Global Moderate Allocation and TCW Global Flexible Allocation Funds invest in emerging market countries. Investing in Emerging Market Countries involves substantial risk due to higher brokerage costs in certain countries; different accounting standards; thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk expropriation, nationalization or other adverse political economic developments.

Political and economic structures in some Emerging Markets Countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of developed countries. Some of these countries have in the past failed to recognize private property rights and have nationalized or expropriated the assets of private companies.

The securities markets of Emerging Market Countries can be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. and other developed nations. The limited size of many securities markets in Emerging Market Countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. In addition, Emerging Market Countries’ exchanges and broker-dealers are generally subject to less regulation than their counter parts in developed countries. Brokerage commissions, custodial expenses and other transaction costs are generally higher in Emerging Market Countries than in developed countries. As a result, funds that invest in Emerging Market Countries have operating expenses that are higher than funds investing in other securities markets.

Some Emerging Market Countries have a greater degree of economic, political and social instability than the U.S. and other developed countries. Such social, political and economic instability could disrupt the financial markets in which the funds invests and adversely affect the value of its investment portfolio.

Currencies of Emerging Market Countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. A devaluation of the currency in which investment portfolio securities are denominated will negatively impact the value of those securities in U.S. dollar terms. Emerging Market Countries have and may in the future impose foreign currency controls and repatriation controls.

Globalization Risk

The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the United States economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.

Securities Lending Risk

Each Fund (other than the Allocation Funds) may lend portfolio securities with a value up to 25% of its total assets, including collateral received for securities lent. If a Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Also, there is the risk that the value of the investment of the collateral could decline causing a Fund to lose money.

Financial Services Risk

The financial services industry is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial services industry depends heavily on the availability and cost of money and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. The financial services industry is exposed to risks that may impact the value of investments in the industry more severely than investments outside the industry. Businesses in the financial services industry often operate with substantial financial leverage.

Non-Diversification Risk

The TCW Emerging Markets Equities, TCW Emerging Markets Local Currency Income, TCW SMID Cap Growth, TCW Global Conservative Allocation, TCW Global Moderate Allocation and TCW Global Flexible Allocation Funds are organized as nondiversified funds under the Investment Company Act of 1940 (“1940 Act”) and are not subject to the general limitation that each Fund not invest more than 5% of its total assets in a particular issuer with respect to 75% of its total assets. Because a relatively higher percentage of a Fund’s assets may be invested in the securities of a limited number of issuers, a Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

Derivatives Risk

Certain Funds may invest in derivatives, which are instruments whose value is based on the value of another security, commodity or index. Derivatives include, among other things, swap agreements, options, forwards and futures. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying security, commodity or asset. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate with the underlying instruments. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to counterparty risk and illiquidity risk. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and the further risk that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities and commodities may experience periods of illiquidity which could cause a portfolio to hold an investment it might otherwise sell, or to sell an investment it otherwise might hold at inopportune times or for prices that do not reflect current market value. The Advisor might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio.

Additionally, some derivatives involve economic leverage. The investment of a Fund’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund, thus exaggerating any increase or decrease in the net asset value of the Fund.

Other risks in using derivatives include the risk of mispricing or improper valuation. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, the Fund’s use of derivatives may cause a Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

By investing in a derivative instrument a Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Risks of Swap Agreements

Certain Fixed Income Funds and the TCW Emerging Markets Equities Fund may invest in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Risks inherent in the use of swaps of any kind include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

Leveraging Risk

The use of leverage, such as engaging in reverse repurchase agreements, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify a Fund’s gains or losses. During periods of adverse market conditions the use of leverage may cause a Fund to lose more money than would have been the case if leverage was not used.

Counterparty Risk

Individually negotiated or over-the-counter derivatives, such as swap agreements, are subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to a Fund.

Debt Securities Risks

Debt securities are subject to various risks. Debt securities are subject to two primary (but not exclusive) types of risk: credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of debt security can also affect its price and, hence, the market value of a Fund.

Credit Risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on a security. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequency of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by ratings agencies are often reviewed and may be subject to downgrade. However, ratings are only opinions of the agencies issuing them and are not absolute guarantees as to quality.

Certain of the Funds may invest in convertible securities rated below investment grade. The TCW High Yield Bond Fund portfolio, and to a lesser extent the TCW Core Fixed Income,

TCW Emerging Markets Income, and the TCW Emerging Markets Local Currency Income Funds portfolio, consist of below investment grade corporate securities. Debt securities that are rated below investment grade are considered to be speculative. Those debt securities rated below investment grade are also commonly known as “junk bonds.”

Certain of the Funds may invest in debt securities and mortgage-backed securities issued by federal agencies and instrumentalities. These securities may not be backed by the full faith and credit of the United States government and are supported only by the credit of the issuer. Examples of such securities are mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Corporation (“Fannie Mae”). These securities are neither issued nor guaranteed by the United States Treasury.

Interest Rate Risk refers to the change in value of debt instruments associated with changes in interest rates. Interest rate changes may affect the value of a debt security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the value of fixed rate securities and falling interest rates will have a positive effect on value. The degree to which a security’s price will change as a result of changes in interest rates is measured by its “duration.” For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Junk Bond Risk

The TCW High Yield Bond Fund invests principally in “junk bonds.” The TCW Core Fixed Income, TCW Short Term Bond, TCW Total Return Bond, TCW Emerging Markets Income, TCW Emerging Markets Local Currency Income and the Allocation Funds may invest a portion of their assets in bonds rated below investment grade. These bonds are speculative in nature.

They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are rated “below investment grade.” These bonds have a higher degree of default risk and may be less liquid than higher-rated bonds. These securities may be subject to a greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of junk bonds generally and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Advisor to accurately value certain portfolio securities.

Defaulted Securities Risk

The TCW Emerging Markets Income and the TCW Emerging Markets Local Currency Income Funds may invest in securities in default. Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in Emerging Markets Countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

Mortgage-Backed Securities Risks

Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. The TCW Core Fixed Income, TCW Short Term Bond and TCW Total Return Bond Funds invest in mortgage-backed securities and are subject to the following risks.

Credit and Market Risks of Mortgage-Backed Securities. Investments by a Fund in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall, but their current yield will be affected. The value of all mortgage-backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from these securities but are reflected in a Fund’s net asset value. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgage carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to a Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless.

Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of such investments. Because mortgage-backed securities may be less liquid than other securities, a Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market.

Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. When that happens, a portion of the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. Mortgage-backed securities are also subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, 2007 and 2008, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

Adjustable Rate Mortgages. Adjustable Rate Mortgages (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

Asset-Backed Securities Risks

Asset-backed securities are bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies or other providers of credit. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to a Fund.

Exchange-Traded Funds (ETFs) Risks

ETFs are investment companies that invest in a portfolio of securities designed to track a particular market segment or index and whose shares are bought and sold on a securities exchange. The risk of ETFs generally reflects the risk of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, an ETF’s performance may not match the performance of a particular market segment or index for a number of reasons including costs incurred by the ETF in buying and selling securities. Assets invested in ETFs incur a layering of expenses similar to those of the TCW Funds invested in by the TCW Global Conservative Allocation, TCW Global Moderate Allocation and TCW Global Flexible Allocation Funds, including operating costs and advisory fees that you, as a shareholder in the fund, indirectly bear. Additionally, a shareholder may indirectly bear brokerage costs incurred by a Fund that purchases ETFs.

Management of the Funds

Investment Advisor

The Funds’ investment advisor is TCW Investment Management Company (the “Advisor”) and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 2010, the Advisor and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $116.2 billion under management or committed to management.

Portfolio Managers

Information about each Fund’s portfolio manager(s) is provided in each Fund’s Summary Prospectus. Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio managers, the portfolio managers’ compensation and the portfolio managers’ ownership of shares of the Fund(s) they manage.

Listed below are the individuals who are primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person’s business experience during the past five years.

TCW Concentrated Value Fund
Thomas K. McKissick	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

N. John Snider	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

TCW Dividend Focused Fund
Diane E. Jaffee	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

TCW Growth Fund
Derek S. Derman	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

Donald E. Evenson	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

Husam H. Nazer	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

Robert J. Park	Senior Vice President, the Advisor, TCW Asset Management Company and Trust Company of the West

R. Brendt Stallings	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

Michael P. Reilly	Group Managing Director and Chief Investment Officer - U.S. Equities, the Advisor, TCW Asset Management Company and Trust Company of the West

Anthony S. Valencia	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

TCW Growth Equities Fund
R. Brendt Stallings	See above

TCW Large Cap Growth Fund
Donald E. Evenson	See above

Derek S. Derman	See above

TCW Relative Value Large Cap Fund
Diane E. Jaffee	See above

Matthew J. Spahn	Senior Vice President, the Advisor, TCW Asset Management Company and Trust Company of the West

TCW Relative Value Small Cap Fund
Diane E. Jaffee	See above

TCW Select Equities Fund
Craig C. Blum	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

TCW Small Cap Growth Fund
Husam H. Nazer	See above

TCW SMID Cap Growth Fund
Husam H. Nazer	See above

TCW Value Opportunities Fund
John A. Gibbons	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

Susan I. Suvall	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

TCW Emerging Markets Equities Fund
Mark H. Madden	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West since May 2009. From April 2007 to April 2009, Mr. Madden was a Managing Director with Ninth Wave Capital Management (Boston, MA). Prior to April 2007, Mr. Madden was a Managing Director with the Oppenheimer Funds.

TCW Emerging Markets Local Currency Income Fund
Penelope D. Foley	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

David I. Robbins	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

TCW Emerging Markets Income Fund
Penelope D. Foley	See above

David I. Robbins	See above

Javier Segovia	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

TCW Core Fixed Income Fund
Stephen M. Kane	Group Managing Director, the Advisor, TCW Asset Management Company, Trust Company of the West and Metropolitan West Asset Management, LLC since December 2009. Previously, Mr. Kane was a portfolio manager and founding partner with Metropolitan West Asset Management, LLC
Laird R. Landmann	Group Managing Director, the Advisor, TCW Asset Management Company, Trust Company of the West and Metropolitan West Asset Management, LLC since December 2009. Previously, Mr. Landmann was a portfolio manager and founding partner with Metropolitan West Asset Management, LLC

Tad Rivelle	Group Managing Director and Chief Investment Officer - High Grade Fixed Income, the Advisor, TCW Asset Management Company, Trust Company of the West and Metropolitan West Asset Management, LLC since December 2009. Previously, Mr. Rivelle was Chief Investment Officer, portfolio manager and a founding partner with Metropolitan West Asset Management, LLC.

TCW High Yield Bond Fund
James S. Farmham	Managing Director, the Advisor, TCW Asset Management Company, Trust Company of the West and Metropolitan West Asset Management, LLC since December 2009. Previously, Mr. Farnham was a Managing Director and Director of Credit Research, Metropolitan West Asset Management, LLC. Portfolio manager Metropolitan West High Yield Bond Fund

Laird R. Landmann	See above

Giovanni A. Nucci	Managing Director, the Advisor, TCW Asset Management Company, Trust Company of the West and Metropolitan West Asset Management, LLC since December 2009. Previously, Mr. Nucci was a Senior Vice President and Corporate Specialist, Metropolitan West Asset Management, LLC. Portfolio manager Metropolitan West High Yield Bond Fund

TCW Short Term Bond Fund
Stephen M. Kane	See above

Laird R. Landmann	See above

Tad Rivelle	See above

TCW Total Return Bond Fund
Mitch Flack	Managing Director, the Advisor, TCW Asset Management Company, Trust Company of the West and Metropolitan West Asset Management, LLC since December 2009. Previously, Mr. Flack was a portfolio manager, partner and mortgage specialist with Metropolitan West Asset Management, LLC

Tad Rivelle	See above

Bryan Whalen	Managing Director, the Advisor, TCW Asset Management Company, Trust Company of the West and Metropolitan West Asset Management, LLC since December 2009. Previously, Mr. Whalen was a portfolio manager, partner and mortgage specialist with Metropolitan West Asset Management, LLC

TCW Global Conservative Allocation Fund
Adam T. Coppersmith	Senior Quantitative Specialist, the Advisor, TCW Asset Management Company and Trust Company of the West

Stephen M. Kane	See above

Laird R. Landmann	See above

Michael P. Reilly	See above

Tad Rivelle	See above

Komal S. Sri-Kumar	Group Managing Director and Chairman, Comprehensive Asset Allocation Committee, the Advisor, TCW Asset Management Company and Trust Company of the West

TCW Global Moderate Allocation Fund
Adam T. Coppersmith	See above

Stephen M. Kane	See above

Laird R. Landmann	See above

Michael P. Reilly	See above

Tad Rivelle	See above

Komal S. Sri-Kumar	See above

TCW Global Flexible Allocation Fund
Adam T. Coppersmith	See above

Stephen M. Kane	See above

Laird R. Landmann	See above

Michael P. Reilly	See above

Tad Rivelle	See above

Komal S. Sri-Kumar	See above

Advisory Agreement

The Corporation and the Advisor have entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”), under the terms of which the Corporation has employed the Advisor to manage the investment of the assets of each Fund, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Corporations’ business affairs, subject to control by the Board of Directors. Under the Advisory Agreement, the Funds pay to the Advisor as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

Fund	Annual Management Fee (As Percent of Average Net Asset Value)
TCW Concentrated Value	0.65%
TCW Dividend Focused	0.75%
TCW Growth	0.75%
TCW Growth Equities	1.00%

Fund	Annual Management Fee (As Percent of Average Net Asset Value)
TCW Large Cap Growth	0.65%
TCW Relative Value Large Cap	0.75%
TCW Relative Value Small Cap	0.90%
TCW Select Equities	0.75%
TCW SMID Cap Growth	1.00%
TCW Small Cap Growth	1.00%
TCW Value Opportunities	0.80%
TCW Core Fixed Income	0.40%
TCW Emerging Markets Income	0.75%
TCW Emerging Markets Equities	1.00%
TCW Emerging Markets Local Currency Income	0.75%
TCW High Yield Bond	0.75%
TCW Money Market	0.25%
TCW Short Term Bond	0.50%
TCW Total Return Bond	0.50%

The Allocation Funds do not directly pay the Advisor a management fee. However, the Advisor serves as the Advisor to the Funds the Allocation Funds invest in and is paid an annual management fee by those Funds. As a result, shareholders of the Allocation Funds indirectly bear a portion of the management fees paid by the Funds invested in by the Allocation Funds and other expenses of those Funds.

The Advisor has agreed to reduce its investment management fee or to pay the operating expenses of each Fund to limit the Fund’s operating expenses to an amount not to exceed the previous month’s expense ratio average for comparable funds as calculated by Lipper Inc. This expense limitation is voluntary and terminable on six months notice. In addition, certain funds have contractual fee waiver or expense reimbursement requirements.

A discussion regarding the basis for the Board of Directors approval of the Advisory Agreement is contained in the Corporations’ annual report to shareholders for the twelve months ended October 31, 2010.

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its duties under the agreement.

Payments by the Advisor

The Advisor pays certain costs of marketing the Funds from legitimate profits from its investment management fees and other resources available to it. The Advisor may also share with financial intermediaries certain marketing expenses or pay for the opportunity to distribute the Funds, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. The Advisor or its affiliates may pay amounts from their own resources to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing record keeping, subaccounting, transaction processing and other administrative services. These payments, which may be substantial, are in addition to any fees that may be paid by the Funds for these types of or other services.

The amount of these payments is determined from time to time by the Advisor and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of a Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers (sometimes referred to as “Shelf Space”); access to the financial intermediary’s registered representatives; and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not, however, change the price an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of the investor. These payments may create potential conflicts of interests between an investor and a financial intermediary who is recommending a particular mutual fund over other mutual funds. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of a Fund and you should contact your financial intermediary for details about any payments it may receive from the Funds or from the Advisor. Payments are typically based on a percentage of assets under management or based on the number of customer accounts or a combination thereof. Payments to a financial intermediary that is compensated based on its customers’ assets typically range between 0.05% and 0.10% in a given year of assets invested in the Fund by the financial intermediary’s customers.

Multiple Class Structure

Certain of the Funds currently offer two classes of shares: Class I shares and Class N (or Investor Class) shares. The TCW Money Market and TCW Short Term Bond Funds only offer Class I shares. Shares of each class of a Fund represent an equal pro rata interest in that Fund and both classes generally have the same voting, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are offered at the current net asset value, but are subject to fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Funds’ distributor for distribution and related services at a rate equal to 0.25% of the average daily net assets of that Fund attributable to its Class N shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N shares. The fee may also be used to pay financial intermediaries for the sales support services and related expenses and shareholder servicing fees. The shareholder servicing fees are paid to compensate financial intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares. Because these fees are paid out of the Fund’s Class N assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Because the expenses of each class may differ, the performance of each class is expected to differ.

Your Investment

Buying shares

You pay no sales charges to invest in a Fund. Your price for a Fund’s shares is the Fund’s net asset value per share (“NAV”) which is calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time) every day the exchange is open. The NAV of a Fund is determined by adding the value of a Fund’s securities, cash and other assets, subtracting all expenses and liabilities, and then dividing by the total number of shares outstanding (assets-liabilities/# of shares = NAV).

Your order will be priced at the next NAV calculated after your order is accepted by the Corporation. Orders received by the Funds’ transfer agent from dealers, brokers or other service providers (“financial intermediaries”) after the NAV for the day is determined will receive that same day’s NAV if the orders were received by the financial intermediary from its customers prior to 4:00 p.m.(or the time trading closes on the NYSE, whichever is earlier). If you place an order for the purchase of shares through a financial intermediary, the purchase will be based on the NAV next determined, but only if the financial intermediary receives the order by the daily cut-off (usually 4:00 P.M. Eastern time on days the NYSE is open for trading). Your financial intermediary is responsible for transmitting such orders promptly.

Purchase orders for shares of the TCW Money Market Fund are accepted on each day both the NYSE and the Federal Reserve Bank of New York are open for business (“Business Day”). Currently, the only scheduled days on which the NYSE is open and the Federal Reserve Bank is closed are Columbus Day and Veterans’ Day. The only scheduled day the Federal Reserve Bank of New York is open and the NYSE is closed is Good Friday. A purchase order is made in the TCW Money Market Fund on the Business Days when the money is received electronically by the TCW Money Market Fund’s transfer agent by 4:00 p.m. Eastern time. A check received by the transfer agent is purchased into the TCW Money Market Fund on the Business Day following its receipt by the TCW Money Market Fund’s transfer agent. The TCW Money Market Fund’s deadline for accepting purchase orders when the bond markets or the Federal Reserve Bank of New York close early is usually 1:00 p.m. Eastern time. Early close days are those recommended by the Bond Market Association and the early close time may vary from 1:00 p.m. Eastern time.

The Corporation may at its discretion reject any purchase order for Fund shares.

A Fund’s investments for which market quotations are readily available are valued based on market value. Each security that is owned by a Fund that is listed on a securities exchange is valued at its last sales price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Funds will use the price of that exchange that the Advisor generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Generally, securities issued by open-end investment companies are valued using their respective net asset values. The Corporation may use the fair value of a security as determined in accordance with procedures adopted by the Board of Directors if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before the Corporation values its assets would materially affect net asset value. Such situations are particularly relevant for Funds that hold securities that trade primarily in overseas markets. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that a Fund could obtain if it were to sell the security.

Minimums

	Initial	IRA	Additional
All Funds	$2,000	$500	$250

The Corporation may accept investments of smaller amounts under circumstances deemed appropriate. The Corporation reserves the right to change the minimum investment amounts without prior notice. All investments must be in U.S. dollars drawn on domestic banks. The Corporation will not accept cash, money orders, checks drawn on banks outside the U.S., travelers checks, bank checks, drafts, cashiers’ checks in amounts less than $10,000 or credit card checks. Third-party checks, except those payable to an existing shareholder, will not be accepted. In addition, the Funds will not accept starter checks, post-dated checks, post-dated on-line checks or any conditional order or payment. If your check does not clear, you will be responsible for any loss a Fund incurs such as a loss resulting from a change in NAV. You will also be charged $25 for every check returned unpaid.

The Funds have adopted an Anti-Money Laundering Compliance Program as required by the United Strengthening America by Providing Appropriate Tools Required to Incept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT) and appointed an Anti-Money Laundering Officer to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account, the Corporation’s transfer agent will ask you for your name, address, date of birth, taxpayer identification number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. The transfer agent may also ask to see your driver’s license or other identification documents, and may consult third-party databases to help verify your identity. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the transfer agent reserves the right to close your account or take any other action it deems reasonable or required by law.

Automatic Investment Plan ($100 minimum)

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account for investment into a Fund, on a monthly, bi-monthly, quarterly or semi-annual basis (if your AIP falls on a weekend or holiday, it will be processed on the following business day). In order to participate in the AIP, each purchase must be in the amount of $100 or more and your financial institution must be a member of the Automated Clearing House (“ACH”) network. If your financial institution rejects your payment, the Fund’s transfer agent will charge a $25 fee to your Fund account. To begin participating in the AIP, please complete the AIP section on the account application or call the Fund’s transfer agent at (800) 248-4486. Any request to change or terminate your AIP should be submitted to the transfer agent at least five business days prior to the effective date of the next transaction.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund’s transfer agent or a dealer, broker or other service provider.

Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if a Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days from the purchase date or until payment is collected, whichever is earlier.

Signature Guarantees

Some circumstances require written sell orders, along with signature guarantees. These include:

•	amounts in excess of $100,000

•	amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a payee, address or a bank account different than what is on our records

•	if ownership is changed on your account

•	written requests to wire redemption proceeds (if not previously authorized on the account)

Non-financial transactions, including establishing or modifying services on an account, may require signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution.

The Funds and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

A signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class I Fund into another or exchange from one Class N Fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem a Fund’s shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Household mailings

Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the Funds. You may also receive proxy statements for a Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

General policies

If your non-retirement account in a Fund falls below $2,000 as a result of redemptions and or exchanges for six months or more, the Corporation may close your account and send you the proceeds upon 60 days’ written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the transfer agent takes reasonable measures to verify the order.

The Corporation also reserves the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of a Fund’s assets). If your shares are redeemed in kind you will incur transaction costs upon disposition of the securities received in the distribution.

Trading Limits

The Funds are not intended to serve as vehicles for frequent trading activity because such trading may disrupt management of the Funds. In addition, such trading activity can increase expenses as a result of increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds’ ability to provide maximum investment returns to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds’ securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Funds’ performance.

Accordingly, the Board of Directors has adopted the following policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders. The Corporation reserves the right to refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Corporation’s view, is likely to engage in excessive trading. If a purchase or exchange order with respect to a Fund is rejected, the potential investor will not benefit from any subsequent increase in the net asset value of the Fund. Future purchases into a Fund may be barred if a shareholder exchanges or redeems shares of the Fund within a 30 day period from the last purchase or exchange into the same Fund. Exceptions to these trading limits may only be made upon approval of the Advisor’s Fund Operations Officer, and such exceptions are reported to the Board of Directors on a quarterly basis.

These restrictions do not apply to the TCW Money Market Fund, certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts (except to the extent noted in the next paragraph) maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraph have been applied to the Advisor’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Funds’ systematic investment or withdrawal program.

In an attempt to detect and deter excessive trading in omnibus accounts, the Corporation or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. The Funds’ ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries. The Corporation, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity.

In addition, the Corporation reserves the right to:

•

change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable Securities and Exchange Commission (“SEC”) rules;

•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of large redemptions, excessive trading or during unusual market conditions).

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT
In Writing

(Same, except that you should include the stub that is attached to your account statement that you receive after each transaction or a note specifying the Fund name, your account number, and the name(s) your account is registered in.)

Complete the New Account Form. Mail your New Account Form and a check made payable to TCW Fund to:
Via Regular Mail TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
Via Express, Registered or Certified Mail TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202
By Telephone	Before sending your fed wire, please call the transfer agent to advise them of the wire. This will ensure prompt and accurate credit to your account upon receipt of the fed wire. Wired funds must be received prior to 4:00 p.m. Eastern time to receive same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Please contact the Investor Relations Department at

(800) FUND TCW (386-3829) for a New Account Form.
The transfer agent will not establish a new account funded by fed wire unless a completed application is received prior to its receipt of the fed wire.

Wire: Have your bank send your investment to:
U.S. Bank, N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services LLC
Account No. 182380074993
Further Credit: TCW                      Fund
(Name on the Fund Account)
(Fund Account Number)
Via Exchange

Call the transfer agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the transfer agent at (800) 248-4486.

TO SELL OR EXCHANGE SHARES
By Mail

Write a letter of instruction that includes:

• your name(s) and signature(s) as they appear on the account form

• your account number

• the Fund name

• the dollar amount you want to sell or exchange

• how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see “Account Policies and Services — Selling Shares”).

Mail your letter of instruction to:

Via Regular Mail TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202
By Telephone

Be sure the Funds have your bank account information on file. Call the transfer agent at (800) 248-4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address of record.

Telephone redemption requests must be for a minimum of $1,000.

Systematic Withdrawal Plan: As another convenience, you may redeem shares through the systematic withdrawal plan. Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Under the plan, you may choose to receive a specified dollar amount generated from the redemption of shares in your account on a monthly, quarterly or annual basis. In order to participate in the plan, your account balance must be at least $2,000 and there must be a minimum annual withdrawal of $500. If you elect this redemption method, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (“ACH”) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be on file with the Fund. The plan may be terminated by the Funds at any time.

You may elect to terminate your participation in the plan at any time by contacting the transfer agent 5 days prior to the effective date.

To reach the transfer agent, U.S. Bancorp Fund Services, LLC, call toll free in the U.S. (800) 248-4486

Outside the U.S. (414) 765-4124 (collect)

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends and distributions are paid separately for each class of shares. The dividends and distributions paid on Class I shares will generally be higher than those paid on Class N shares since Class N shares normally have higher expenses than Class I shares. Dividends from the net investment income of each Fund will be declared and paid annually except for the TCW Dividend Focused Fund, which will declare and pay dividends quarterly and the TCW Core Fixed Income, TCW High Yield Bond, TCW Short Term Bond Fund, TCW Total Return Bond, TCW Emerging Markets Income and TCW Emerging Markets Local Currency Income Funds, which will declare and pay dividends monthly. Dividends from net investment income for the TCW Money Market Fund will be declared and paid each weekday exclusive of days the NYSE or the Fund’s custodian bank is closed. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments. You may request distributions be paid by check. Any undeliverable checks or check that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined at the date of cancellation.

Distributions of a Fund’s net investment income, (which include, but are not limited to, interest dividends and net short-term capital gains), if any, are generally taxable to a Fund’s shareholders as ordinary income. To the extent that a Fund’s ordinary income distributions consist of “qualified dividend” income, such income may be subject to tax at the reduced rate of tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by a Fund and the shareholders.

Distributions of net capital gains (net long-term capital gains less net short-term capital loss) are generally taxable as long-term capital gains regardless of the length of time a shareholder has owned shares of a Fund.

You will be taxed in the same manner whether you receive your distributions (from net investment income or capital gains) in cash or reinvest them in additional shares of a Fund.

Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of gain or loss and the applicable rate of tax will depend generally on the amount paid for the shares, the amount received from the sale or redemption, and how long the shares were held by a shareholder.

The Funds may be required to withhold U.S. federal income tax on all distributions payable to shareholders if they fail to provide the Funds with their correct taxpayer identification number or to make required certifications or if they have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Foreign Shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Funds, as discussed in more detail in the Statement of Additional Information (“SAI”).

Shareholders will be advised annually as to the federal tax status of distributions made by a Fund for the preceding calendar year. Distributions by a Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI. This section is not intended to be a full discussion of tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. Currently, disclosure of the Funds’ portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to shareholders and in the quarterly holdings report on Form N-Q. The SAI and Form N-Q are available, free of charge, on the EDGAR Database on the SEC’s website at www.sec.gov. The SAI is also available by contacting the Funds at 1-800-FUND TCW (1-800-386-3829) and on the Funds’ website at www.tcw.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Concentrated Value Fund

Class I

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.98	$9.62	$15.72	$14.34	$12.28

Income (Loss) from Investment Operations:
Net Investment (Loss)(1)	0.03	0.10	0.06	0.07	0.02
Net Realized and Unrealized (Loss) on Investments	1.07	0.33	(6.10)	1.34	2.04

Total from Investment Operations	1.10	0.43	(6.04)	1.41	2.06

Less Distributions:
Distributions from Net Investment Income	(0.09)	(0.07)	(0.06)	(0.03)	—

Net Asset Value per Share End of Period	$10.99	$9.98	$9.62	$15.72	$14.34

Total Return	11.05%	4.64%	(38.57)%	9.86%	16.78%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$34,285	$34,867	$38,480	$7,176	$4,689
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.91%	1.00%	1.01%	1.18%	2.25%
After Expense Reimbursement	N/A	0.86%	1.00%	N/A	1.38%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.32%	1.11%	0.46%	0.38%	0.13%
Portfolio Turnover Rate	53.50%	72.56%	110.17%	63.43%	37.47%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the N Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 2001). These figures have been audited by Deloitte & Touche LLP, whose reports, along with Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Concentrated Value Fund

Class N

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$9.94	$9.58	$15.67	$14.31	$12.28

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.01	0.06	0.07	0.04	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.05	0.34	(6.10)	1.35	2.01

Total from Investment Operations	1.06	0.40	(6.03)	1.39	2.05

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.04)	(0.06)	(0.03)	(0.01)
Distributions from Net Realized Gain	—	—	—	—	(0.01)

Total Distributions	(0.05)	(0.04)	(0.06)	(0.03)	(0.02)

Net Asset Value per Share, End of Year	$10.95	$9.94	$9.58	$15.67	$14.31

Total Return	10.71%	4.24%	(38.64)%	9.74%	16.75%

Ratio/Supplemental Data:
Net Assets, End of Year (in thousands)	$30,786	$28,239	$31,710	$35,509	$23,604
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.17%	1.30%	1.28%	1.27%	1.42%
After Expense Reimbursement	N/A	1.25%	N/A	N/A	1.38%
Ratio of Net Investment Income to Average Net Assets	0.05%	0.72%	0.54%	0.30%	0.33%
Portfolio Turnover Rate	53.50%	72.56%	110.17%	63.43%	37.47%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class I Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Dividend Focused Fund

Class I

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Period	$8.28	$7.70	$14.24	$13.22	$11.32

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.18	0.23	0.31	0.27	0.22
Net Realized and Unrealized Gain (Loss) on Investments	1.31	0.61	(6.01)	1.25	1.91

Total from Investment Operations	1.49	0.84	(5.70)	1.52	2.13

Less Distributions:
Distributions from Net Investment Income	(0.17)	(0.25)	(0.33)	(0.29)	(0.19)
Distributions from Net Realized Gain	—	—	(0.51)	(0.21)	(0.04)
Distributions from Return of Capital	—	(0.01)	—	—	—

Total Distributions	(0.17)	(0.26)	(0.84)	(0.50)	(0.23)

Net Asset Value per Share, End of Period	$9.60	$8.28	$7.70	$14.24	$13.22

Total Return	18.13%	11.58%	(42.11)%	11.70%	19.07%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$57,797	$44,125	$67,197	$241,170	$159,858
Ratio of Expenses to Average Net Assets	0.90%	0.92%	0.86%	0.85%	0.87%
Ratio of Net Investment Income to Average Net Assets	1.95%	3.27%	2.71%	1.94%	1.81%
Portfolio Turnover Rate	25.77%	26.48%	35.28%	26.19%	25.14%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Dividend Focused Fund

Class N

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$8.36	$7.72	$14.23	$13.20	$11.30

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.15	0.21	0.27	0.23	0.18
Net Realized and Unrealized Gain (Loss) on Investments	1.31	0.63	(6.01)	1.25	1.91

Total from Investment Operations	1.46	0.84	(5.74)	1.48	2.09

Less Distributions:
Dividends from Net Investment Income	(0.14)	(0.19)	(0.26)	(0.24)	(0.15)
Distributions from Net Realized Gain	—	—	(0.51)	(0.21)	(0.04)
Distributions from Return of Capital	—	(0.01)	—	—	—

Total Distributions	(0.14)	(0.20)	(0.77)	(0.45)	(0.19)

Net Asset Value per Share, End of Year	$9.68	$8.36	$7.72	$14.23	$13.20

Total Return	17.66%	11.38%	(42.29)%	11.37%	18.72%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$550,305	$552,767	$685,359	$1,557,793	$1,256,657
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.18%	1.15%	1.16%
Ratio of Net Investment Income to Average Net Assets	1.68%	2.92%	2.39%	1.65%	1.51%
Portfolio Turnover Rate	25.77%	26.48%	35.28%	26.19%	25.14%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class I Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Growth Fund

Class I

	Year Ended October 31,		January 2, 2008 (Commencement of Operations) through October 31, 2008
	2010	2009
Net Asset Value per Share, Beginning of Period	$16.27	$12.94	$20.00

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.10)	(0.08)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	3.78	3.41	(6.91)

Total from Investment Operations	3.68	3.33	(7.06)

Net Asset Value per Share, End of Period	$19.95	$16.27	$12.94

Total Return	22.68%	25.74%	(35.30	)%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$663	$407	$324
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	13.74%	15.94%	9.74	%(3)
After Expense Reimbursement	1.37%	1.38%	1.41	%(3)
Ratio of Net Investment Loss to Average Net Assets	(0.56)%	(0.55)%	(0.97	)%(3)
Portfolio Turnover Rate	65.37%	55.51%	63.31	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	For the period January 2, 2008 (Commencement of Operations) through October 31, 2008 and not indicative of a full year’s operating results.

(3)	Annualized.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Growth Fund

Class N

	Year Ended October 31,		January 2, 2008 (Commencement of Operations) through October 31, 2008
	2010	2009
Net Asset Value per Share, Beginning of Year	$16.27	$12.94	$20.00

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.10)	(0.08)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	3.78	3.41	(6.91)

Total from Investment Operations	3.68	3.33	(7.06)

Net Asset Value per Share, End of Year	$19.95	$16.27	$12.94

Total Return	22.68%	25.73%	(35.30	)%(2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$534	$407	$323
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	13.99%	16.16%	10.07	%(3)
After Expense Reimbursement	1.37%	1.38%	1.41	%(3)
Ratio of Net Investment Loss to Average Net Assets	(0.56)%	(0.56)%	(0.97	)%(3)
Portfolio Turnover Rate	65.37%	55.51%	63.31	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	For the period January 2, 2008 (Commencement of Operations) through October 31, 2008 and not indicative of a full year’s operating results.

(3)	Annualized.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class I Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Growth Equities Fund

Class I

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Period	$10.87	$8.73	$17.91	$12.17	$11.46

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.09)	(0.10)	(0.08)	(0.12)	(0.15)
Net Realized and Unrealized Gain on Investments	3.17	2.24	(7.72)	5.86	0.86

Total from Investment Operations	3.08	2.14	(7.80)	5.74	0.71

Less Distributions:
Distributions from Net Realized Gain	—	—	(1.38)	—	—

Net Asset Value per Share, End of Period	$13.95	$10.87	$8.73	$17.91	$12.17

Total Return	28.33%	24.51%	(46.86)%	47.17%	6.20%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$101.943	$43,125	$23,706	$43,973	$28,916
Ratio of Net Expenses to Average Net Assets:
Before Expense Reimbursement	1.27%	1.52%	1.34%	1.40%	1.50%
After Expense Reimbursement	N/A	1.47%	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.67)%	(1.10)%	(0.55)%	(0.86)%	(1.23)%
Portfolio Turnover Rate	71.30%	69.14%	68.65%	71.58%	123.31%

(1)	Computed using the average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Growth Equities Fund

Class N

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$10.84	$8.71	$17.90	$12.17	$11.46

(Loss) from Investment Operations:
Net Investment Loss(1)	(0.09)	(0.10)	(0.09)	(0.14)	(0.16)
Net Realized and Unrealized Gain (Loss) on Investments	3.15	2.23	(7.72)	5.87	0.87

Total from Investment Operations	3.06	2.13	(7.81)	5.73	0.71

Less Distributions:
Distributions from Net Realized Gain	—	—	(1.38)	—	—

Net Asset Value per Share, End of Year	$13.90	$10.84	$8.71	$17.90	$12.17

Total Return	28.23%	24.46%	(46.95)%	47.08%	6.20%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$10,542	$4,476	$5,216	$9,611	$5,172
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.03%	2.38%	1.93%	2.19%	4.17%
After Expense Reimbursement	1.32%	1.47%	1.50%	1.54%	1.56%
Ratio of Net Investment Loss to Average Net Assets	(0.69)%	(1.09)%	(0.70)%	(1.00)%	(1.35)%
Portfolio Turnover Rate	71.30%	69.14%	68.65%	71.58%	123.31%

(1)	Computed using average shares outstanding for the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class I Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Large Cap Growth Fund

Class I

	Year Ended October 31,				February 6, 2006 (Commencement of Operations) through October 31, 2006
	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Period	$17.09	$14.85	$24.54	$20.28	$20.00

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.10)	(0.07)	(0.14)	(0.17)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	2.94	2.31	(9.55)	4.43	0.38

Total from Investment Operations	2.84	2.24	(9.69)	4.26	0.28

Net Asset Value per Share, End of Period	$19.93	$17.09	$14.85	$24.54	$20.28

Total Return	16.62%	15.24%	(39.49)%	21.01%	1.40	%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,847	$18,981	$12,826	$12,562	$7,387
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.38%	1.39%	1.11%	1.34%	3.23	%(3)
After Expense Reimbursement	1.37%	1.34%	N/A	N/A	1.45	%(3)
Ratio of Net Investment Loss to Average Net Assets	(0.55)%	(0.51)%	(0.64)%	(0.76)%	(0.71	)%(3)
Portfolio Turnover Rate	50.21%	61.78%	57.99%	56.12%	20.40	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	For the period February 6, 2006 (Commencement of Operations) through October 31, 2006 and not indicative of a full year’s operating results.

(3)	Annualized.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Large Cap Growth Fund

Class N

	Year Ended October 31,				February 6, 2006 (Commencement of Operations) through October 31, 2006
	2010	2009	2008	2007
Net Asset Value per Share, Beginning of Year	$17.05	$14.80	$24.50	$20.28	$20.00

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.09)	(0.08)	(0.19)	(0.19)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	2.93	2.33	(9.51)	4.41	0.38

Total from Investment Operations	2.84	2.25	(9.70)	4.22	0.28

Net Asset Value per Share, End of Year	$19.89	$17.05	$14.80	$24.50	$20.28

Total Return	16.60%	15.36%	(39.70)%	20.86%	1.40	%(2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$71	$1,327	$2,313	$3,498	$1,531
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	4.13%	2.34%	1.54%	1.79%	3.71	%(3)
After Expense Reimbursement	1.37%	1.34%	1.35%	1.43%	1.45	%(3)
Ratio of Net Investment Loss to Average Net Assets	(0.51)%	(0.54)%	(0.89)%	(0.85)%	(0.71	)%(3)
Portfolio Turnover Rate	50.21%	61.78%	57.99%	56.12%	20.40	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	For the period February 6, 2006 (Commencement of Operations) through October 31, 2006 and not indicative of a full year’s operating results.

(3)	Annualized.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class I Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Relative Value Large Cap Fund

Class I

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Period	$11.06	$9.80	$16.91	$16.24	$13.85

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.13	0.17	0.20	0.16	0.11
Net Realized and Unrealized Gain (Loss) on Investments	1.41	1.28	(6.81)	0.73	2.58

Total from Investment Operations	1.54	1.45	(6.61)	0.89	2.69

Less Distributions:
Distributions from Net Investment Income	(0.18)	(0.19)	(0.15)	(0.10)	(0.05)
Distributions from Net Realized Gain	—	—	(0.38)	(0.12)	(0.25)

Total Distributions	(0.18)	(0.19)	(0.50)	(0.22)	(0.30)

Net Asset Value per Share, End of Period	$12.42	$11.06	$9.80	$16.91	$16.24

Total Return	14.14%	15.25%	(40.18)%	5.53%	19.79%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$373,921	$412,831	$348,859	$844,811	$553,622
Ratio of Net Expenses to Average Net Assets	1.07%	1.11%	1.00%	0.96%	0.94%
Ratio of Net Investment Income to Average Net Assets	1.14%	1.79%	1.42%	0.95%	0.77%
Portfolio Turnover Rate	34.49%	40.28%	40.77%	30.58%	27.44%

(1)	Computed using the average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Relative Value Large Cap Fund

Class N

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$11.03	$9.75	$16.83	$16.18	$13.78

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.12	0.16	0.17	0.12	0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.40	1.29	(6.78)	0.72	2.57

Total from Investment Operations	1.52	1.45	(6.61)	0.84	2.65

Less Distributions:
Distributions From Net Investment Income	(0.17)	(0.17)	(0.12)	(0.07)	— (2)
Distributions from Net Realized Gain	—	—	(0.35)	(0.12)	(0.25)

Total Distributions	(0.17)	(0.17)	(0.47)	(0.19)	(0.25)

Net Asset Value per Share, End of Year	$12.38	$11.03	$9.75	$16.83	$16.18

Total Return	13.96%	15.22%	(40.31)%	5.28%	19.56%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$67,688	$103,155	$118,338	$188,715	$85,125
Ratio of Net Expenses to Average Net Assets	1.19%	1.21%	1.19%	1.18%	1.20%
Ratio of Net Investment Income to Average Net Assets	1.06%	1.72%	1.25%	0.72%	0.52%
Portfolio Turnover Rate	34.49%	40.28%	40.77%	30.58%	27.44%

(1)	Computed using the average shares outstanding throughout the period.

(2)	Amount rounds to less than $0.01 per share.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Relative Value Small Cap Fund

Class I

	Year Ended October 31,
	2010	2009	2008	2007		2006
Net Asset Value per Share, Beginning of Period	$8.15	$8.07	$15.52	$15.29		$13.63

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.02)	(0.02)	(0.04)	—	(2)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.62	0.10	(5.99)	1.06		2.30

Total from Investment Operations	1.60	0.08	(6.03)	1.06		2.29

Less Distributions:
Distributions from Net Realized Gain	—	—	(1.42)	(0.83)		(0.63)

Net Asset Value per Share, End of Period	$9.75	$8.15	$8.07	$15.52		$15.29

Total Return	19.63%	0.87%	(42.33)%	7.27%		17.27%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,745	$3,024	$4,228	$14.877		$34,008
Ratio of Expenses to Average Net Assets
Before Expense Reimbursement	1.84%	2.25%	1.49%	1.16%		1.16%
After Expense Reimbursement	1.35%	1.42%	1.40%	N/A		N/A
Ratio of Net Investment (Loss) to Average Net Assets	(0.19)%	(0.34)%	(0.29)%	—	%(3)	(0.10)%
Portfolio Turnover Rate	51.04%	19.90%	31.59%	33.62%		48.81%

(1)	Computed using average shares outstanding throughout the period.

(2)	Amount rounds to less than $0.01 per share

(3)	Amount rounds to less than 0.01%

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements are included in the annual report which is available upon request.

TCW Relative Value Small Cap Fund

Class N

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$8.01	$7.92	$15.26	$15.08	$13.49

Income (Loss) from Investment Operations
Net Investment Loss(1)	(0.03)	(0.02)	(0.04)	(0.05)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.59	0.11	(5.88)	1.06	2.27

Total from Investment Operations	1.56	0.09	(5.92)	1.01	2.22

Less Distributions
Distributions from Net Realized Gain	—	—	(1.42)	(0.83)	(0.63)

Net Asset Value per Share, End of Year	$9.57	$8.01	$7.92	$15.26	$15.08

Total Return	19.48%	1.01%	(42.33)%	7.03%	16.92%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$11,616	$12,439	$21,134	$96,786	$91,085
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.97%	2.02%	1.52%	1.43%	1.43%
After Expense Reimbursement	1.35%	1.42%	1.46%	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.29)%	(0.29)%	(0.30)%	(0.34)%	(0.37)%
Portfolio Turnover Rate	51.04%	19.90%	31.59%	33.62%	48.81%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Select Equities Fund

Class I

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$13.45	$12.96	$22.26	$19.17	$19.42

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.03)	(0.04)	(0.06)	0.02	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	2.76	2.36	(7.15)	3.24	(0.16)

Total from Investment Operations	2.73	2.32	(7.21)	3.26	(0.25)

Less Distributions:
Distributions From Net Investment Income	—	—	(0.01)	—	—
Distributions from Net Realized Gain	—	(1.83)	(2.08)	(0.17)	—

Total Distributions	—	(1.83)	(2.09)	(0.17)	—

Net Asset Value per Share, End of Year	$16.18	$13.45	$12.96	$22.26	$19.17

Total Return	20.30%	22.30%	(35.62)%	17.16%	(1.29)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$388,735	$360,290	$537,402	$2,068,728	$2,716,604
Ratio of Expenses to Average Net Assets	0.92%	0.98%	0.95%	0.92%	0.89%
Ratio of Net Investment (Loss) to Average Net Assets	(0.19)%	(0.31)%	(0.33)%	0.09%	(0.44)%
Portfolio Turnover Rate	23.75%	36.82%	50.80%	32.44%	38.65%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Select Equities Fund

Class N

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$12.92	$12.55	$21.66	$18.71	$19.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.07)	(0.07)	(0.10)	(0.04)	(0.14)
Net Realized and Unrealized Gain (Loss) on Investments	2.63	2.27	(6.93)	3.16	(0.15)

Total from Investment Operations	2.56	2.20	(7.03)	3.12	(0.29)

Less Distributions:
Distributions from Net Realized Gain	—	(1.83)	(2.08)	(0.17)	—

Net Asset Value per Share, End of Year	$15.48	$12.92	$12.55	$21.66	$18.71

Total Return	19.81%	22.02%	(35.77)%	16.83%	(1.53)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$125,638	$140,963	$177,885	$647,402	$975,971
Ratio of Expenses to Average Net Assets	1.24%	1.25%	1.20%	1.19%	1.17%
Ratio of Net Investment (Loss) to Average Net Assets	(0.51)%	(0.58)%	(0.57)%	(0.19)%	(0.71)%
Portfolio Turnover Rate	23.75%	36.82%	50.80%	32.44%	38.65%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Small Cap Growth Fund

Class I

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$21.18	$15.23	$26.30	$19.88	$16.56

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.17)	(0.19)	(0.11)	(0.15)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	5.51	6.14	(10.96)	6.57	3.45

Total from Investment Operations	5.34	5.95	(11.07)	6.42	3.32

Net Asset Value per Share, End of Year	$26.52	$21.18	$15.23	$26.30	$19.88

Total Return	25.21%	39.07%	(42.09)%	32.29%	19.98%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$584,581	$183,467	$78,136	$46,914	$27,454
Ratio of Expenses to Average Net Assets	1.19%	1.20%	1.20%	1.29%	1.40%
Ratio of Net Investment Loss to Average Net Assets	(0.71)%	(1.08)%	(0.53)%	(0.66)%	(0.68)%
Portfolio Turnover Rate	105.57%	79.13%	110.57%	92.14%	96.93%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Small Cap Growth Fund

Class N

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$20.44	$14.75	$25.58	$19.40	$16.22

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.23)	(0.27)	(0.21)	(0.22)	(0.17)
Net Realized and Unrealized Gain (Loss) on Investments	5.32	5.96	(10.62)	6.40	3.35

Total from Investment Operations	5.09	5.69	(10.83)	6.18	3.18

Net Asset Value per Share, End of Year	$25.53	$20.44	$14.75	$25.58	$19.40

Total Return	24.90%	38.58%	(42.34)%	31.86%	19.61%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$187,375	$115,465	$19,634	$25,864	$29,310
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.51%	1.59%	1.64%	1.69%	1.66%
After Expense Reimbursement	N/A	N/A	1.61%	1.65%	N/A
Ratios of Net Investment Loss to Average Net Assets	(0.97)%	(1.47)%	(1.00)%	(1.04)%	(0.92)%
Portfolio Turnover Rate	105.57%	79.13%	110.57%	92.14%	96.93%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Value Opportunities Fund

Class I

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Period	$14.12	$12.90	$24.05	$24.27	$22.15

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.11	0.11	0.10	0.05	0.08
Net Realized and Unrealized Gain (Loss) on Investments	2.81	1.26	(7.94)	1.96	3.77

Total from Investment Operations	2.92	1.37	(7.84)	2.01	3.85

Less Distributions:
Distributions from Net Investment Income	(0.10)	(0.15)	(0.06)	(0.08)	(0.04)
Distributions from Net Realized Gain	—	—	(3.25)	(2.15)	(1.69)

Total Distributions	(0.10)	(0.15)	(3.31)	(2.23)	(1.73)

Net Asset Value per Share, End of Period	$16.94	$14.12	$12.90	$24.05	$24.27

Total Return	20.78%	10.84%	(37.12)%	8.86%	18.16%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$152,391	$196,488	$198,208	$528,435	$800,060
Ratio of Expenses to Average Net Assets	1.00%	1.04%	0.95%	0.96%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.68%	0.89%	0.50%	0.19%	0.36%
Portfolio Turnover Rate	61.51%	44.91%	50.79%	38.16%	73.48%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the N Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose reports, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Value Opportunities Fund

Class N

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$13.85	$12.61	$23.60	$23.85	$21.81

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.05	0.07	0.04	(0.02)	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.77	1.24	(7.78)	1.93	3.71

Total from Investment Operations	2.82	1.31	(7.74)	1.91	3.73

Less Distributions:
Distributions from Net Investment Income	(0.06)	(0.07)	—	(0.01)	—
Distributions from Net Realized Gain	—	—	(3.25)	(2.15)	(1.69)

Total Distributions	(0.06)	(0.07)	(3.25)	(2.16)	(1.69)

Net Asset Value per Share, End of Year	$16.61	$13.85	$12.61	$23.60	$23.85

Total Return	20.42%	10.50%	(37.35)%	8.56%	17.85%

Ratio/Supplemental Data:
Net Assets, End of Year (in thousands)	$54,041	$39,760	$51,162	$170,918	$191,179
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.41%	1.54%	1.27%	1.25%	1.22%
After Expense Reimbursement	1.34%	1.36%	N/A	N/A	N/A
Ratio of Net Investment (Loss) to Average Net Assets	0.31%	0.62%	0.22%	(0.08)%	0.08%
Portfolio Turnover Rate	61.51%	44.91%	50.79%	38.16%	73.48%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class I Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Emerging Markets Equities Fund

Class I

	December 14, 2009 (Commencement of Operations) through October 31, 2010
Net Asset Value per Share, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.03)
Net Realized and Unrealized Gain on Investments	0.48

Total from Investment Operations	0.45

Net Asset Value per Share, End of Period	$10.45

Total Return	4.50	%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$19,393
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.13	%(3)
After Expense Reimbursement	1.73	%(3)
Ratio of Net Investment Loss to Average Net Assets	(0.33	)%(3)
Portfolio Turnover Rate	198.80	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	For the period December 14, 2009 (Commencement of Operations) through October 31, 2010 and not indicative of a full year’s operating results.

(3)	Annualized.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Emerging Markets Equities Fund

Class N

	December 14, 2009 (Commencement of Operations) through October 31, 2010
Net Asset Value per Share, Beginning of Year	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.04)
Net Realized and Unrealized Gain on Investments	0.48

Total from Investment Operations	0.44

Net Asset Value per Share, End of Year	$10.44

Total Return	4.50	%(2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$5,491
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.95	%(3)
After Expense Reimbursement	1.73	%(3)
Ratio of Net Investment Loss to Average Net Assets	(0.45	)%(3)
Portfolio Turnover Rate	198.80	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	For the period December 14, 2009 (Commencement of Operations) through October 31, 2010 and not indicative of a full year’s operating results.

(3)	Annualized.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Emerging Markets Income Fund

Class I

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$7.60	$5.41	$7.66	$7.99	$8.03

Income from Investment Operations:
Net Investment Income(1)	0.60	0.52	0.43	0.55	0.40
Net Realized and Unrealized Gain (Loss) on Investments	1.19	2.32	(1.92)	(0.03)	0.24

Total from Investment Operations	1.79	2.84	(1.49)	0.52	0.64

Less Distributions:
Distributions from Net Investment Income	(0.54)	(0.65)	(0.47)	(0.42)	(0.45)
Distributions from Net Realized Gain	(0.01)	—	(0.29)	(0.43)	(0.23)

Total Distributions:	(0.55)	(0.65)	(0.76)	(0.85)	(0.68)

Redemption Fees	—	— (2)	— (2)	— (2)	— (2)
Net Asset Value per Share, End of Year	$8.84	$7.60	$5.41	$7.66	$7.99

Total Return	24.44%	56.09%	(21.46)%	6.79%	8.31%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$622,371	$101,959	$19,349	$34,559	$50,779
Ratio of Expenses to Average Net Assets	0.92%	1.17%	1.24%	1.25%	1.17%
Ratio of Net Investment Income to Average Net Assets	7.22%	7.70%	5.99%	7.03%	4.97%
Portfolio Turnover Rate	172.75%	196.54%	156.72%	146.82%	149.79%

(1)	Computed using average shares outstanding for the period.

(2)	Amount rounds to less than $0.01 per share

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Emerging Markets Income Fund

Class N

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$9.72	$6.89	$9.67	$9.77	$9.08

Income from Investment Operations:
Net Investment Income(1)	0.74	0.73	0.54	0.61	0.48
Net Realized and Unrealized Gain (Loss) on Investments	1.52	2.89	(2.45)	0.01	0.21

Total from Investment Operations	2.26	3.62	(1.91)	0.62	0.69

Less Distributions:
Distributions from Net Investment Income	(0.66)	(0.79)	(0.58)	(0.29)	—
Distributions from Net Realized Gain	(0.01)	—	(0.29)	(0.43)	—

Total Distributions:	(0.67)	(0.79)	(0.87)	(0.72)	—

Net Asset Value per Share, End of Year	$11.31	$9.72	$6.89	$9.67	$9.77

Total Return	24.03%	55.80%	(21.51)%	6.56%	7.60%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$498,489	$12,693	$1,229	$1,256	$31
Ratio of Expenses to Average Net Assets:
Before Expense Waiver	1.25%	2.41%	1.97%	2.63%	353.50%
After Expense Waiver	N/A	1.30%	1.36%	1.46%	1.36%
Ratio of Net Investment Income to Average Net Assets	6.88%	7.94%	5.94%	6.58%	4.97%
Portfolio Turnover Rate	172.75%	196.54%	156.72%	146.82%	149.79%

(1)	Computed using average shares outstanding for the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Core Fixed Income Fund

Class I

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$10.59	$9.35	$9.76	$9.70	$9.69

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.63	0.78	0.48	0.42	0.38
Net Realized and Unrealized Gain (Loss) on Investments	0.52	1.17	(0.38)	0.10	0.07

Total from Investment Operations	1.15	1.95	(0.10)	0.52	0.45

Less Distributions:
Distributions from Net Investment Income	(0.64)	(0.68)	(0.51)	(0.46)	(0.44)
Distributions from Net Realized Gain	(0.09)	(0.03)	—	—	—

Total Distributions	(0.73)	(0.71)	(0.51)	(0.46)	(0.44)

Net Asset Value per Share, End of Year	$11.01	$10.59	$9.35	$9.76	$9.70

Total Return	11.34%	21.65%	0.94%	5.46%	4.74%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$197,877	$227,101	$30,721	$29,005	$36,478
Ratio of Expenses to Average Net Assets:
Before Expense Waiver	0.56%	0.62%	0.66%	0.67%	0.79%
After Expense Waiver	0.44%	0.44%	0.44%	0.50%	N/A
Ratio of Net Income to Average Net Assets	5.89%	7.72%	4.87%	4.38%	3.95%
Portfolio Turnover Rate	258.36%	121.57%	81.45%	76.69%	90.58%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the N Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Core Fixed Income Fund

Class N

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$10.63	$9.44	$9.86	$9.79	$9.78

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.57	0.75	0.46	0.40	0.36
Net Realized and Unrealized Gain (Loss) on Investments	0.54	1.19	(0.37)	0.09	0.06

Total from Investment Operations	1.11	1.94	0.09	0.49	0.42

Less Distributions:
Distributions from Net Investment Income	(0.62)	(0.72)	(0.51)	(0.42)	(0.41)
Distributions from Net Realized Gain	(0.09)	(0.03)	—	—	—

Total Distributions	(0.71)	(0.75)	(0.51)	(0.42)	(0.41)

Net Asset Value per Share, End of Year	$11.03	$10.63	$9.44	$9.86	$9.79

Total Return	10.88%	21.31%	0.73%	5.17%	4.44%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$141,451	$76,729	$83,506	$114,860	$17,821
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.88%	0.85%	0.83%	0.82%	1.08%
After Expense Reimbursement	0.78%	0.74%	0.73%	0.76%	N/A
Ratio of Net Investment Income to Average Net Assets	5.32%	7.45%	4.58%	4.10%	3.67%
Portfolio Turnover Rate	258.36%	121.57%	81.45%	76.69%	90.58%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW High Yield Bond Fund

Class I

	Year Ended October 31
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$5.93	$4.56	6.74	$6.85	$6.83

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.52	0.51	0.47	0.49	0.49
Net Realized and Unrealized (Loss) on Investments	0.51	1.36	(2.14)	(0.07)	0.06

Total from Investment Operations	1.03	1.87	(1.67)	0.42	0.55

Less Distributions:
Distributions from Net Investment Income	(0.51)	(0.50)	(0.51)	(0.53)	(0.53)

Net Asset Value per Share, End of Year	$6.45	$5.93	$4.56	$6.74	$6.85

Total Return	18.18%	43.47%	(26.41)%	6.27%	8.41%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$76,897	$78,299	$41,109	$56,835	$109,167
Ratio of Expenses to Average Net Assets	0.96%	1.04%	1.03%	0.93%	0.91%
Ratio of Net Investment Income to Average Net Assets	8.49%	10.05%	7.66%	7.00%	7.18%
Portfolio Turnover Rate	176.77%	106.35%	113.03%	91.99%	87.48%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW High Yield Bond Fund

Class N

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$5.94	$4.57	$6.78	$6.90	$6.87

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.51	0.50	0.46	0.47	0.49
Net Realized and Unrealized Gain (Loss) on Investments	0.52	1.35	(2.16)	(0.07)	0.05

Total from Investment Operations	1.03	1.85	(1.70)	0.40	0.54

Less Distributions:
Distributions from Net Investment Income	(0.48)	(0.48)	(0.51)	(0.52)	(0.51)

Net Asset Value per Share, End of Year	$6.49	$5.94	$4.57	$6.78	$6.90

Total Return	17.86%	43.27%	(26.63)%	5.96%	8.15%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$47,485	$53,022	$15,578	$22,146	$50,318
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.27%	1.29%	1.30%	1.20%	1.20%
After Expense Reimbursement	1.20%	1.20%	1.20%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	8.22%	9.75%	7.46%	6.71%	7.18%
Portfolio Turnover Rate	176.77%	106.35%	113.03%	91.99%	87.48%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Money Market Fund

Class I

	Year Ended October 31,
	2010	2009	2008		2007	2006
Net Asset Value per Share, Beginning of Year	$1.00	$1.00	$1.00		$1.00	$1.00

Income from Investment Operations:
Net Investment Income(1)	0.0012	0.0084	0.0278		0.0497	0.0447
Net Realized and Unrealized Gain (Loss) on Investments	0.0002	0.0052	(0.0014)		—	—

Total from Investment Operations	0.0014	0.0136	0.0264		0.0497	0.447

Less Distributions:
Distributions from Net Investment Income	(0.0014)	(0.0088)	(0.0277)		(0.0497)	(0.0447)

Capital Support Agreement(2)	N/A	(0.0048)	0.0013		N/A	N/A

Net Asset Value per Share, End of Year	$1.00	$1.00	$1.00		$1.00	$1.00

Total Return	0.15%	0.60%	2.99	%(3)	5.09%	4.56%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$169,041	$214,692	$805,235		$671,428	$564,916
Ratio of Expenses to Average Net Assets:
Before Expense Waiver	0.37%	0.52%	0.31%		0.33%	0.32%
After Expense Waiver	0.22%	0.44%	0.30%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	0.12%	0.85%	2.77%		4.97%	4.45%

(1)	Computed using average shares throughout the period.

(2)	See note 3

(3)	Capital Support Agreement had no impact on the total return for the period

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Short Term Bond Fund

Class I

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$8.57	$8.93	$9.47	$9.46	$9.44

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.32	0.40	0.47	0.46	0.35
Net Realized and Unrealized Gain (Loss) on Investments	0.45	(0.38)	(0.55)	— (2)	0.03

Total from Investment Operations	0.77	0.02	(0.08)	0.46	0.38

Less Distributions:
Distributions from Net Investment Income	(0.40)	(0.38)	(0.46)	(0.45)	(0.36)

Net Asset Value per Share, End of Year	$8.94	$8.57	$8.93	$9.47	$9.46

Total Return	9.21%	0.35%	(0.88)%	4.95%	4.08%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$75,849	$51,944	$75,856	$114,181	$108,605
Ratio of Expenses to Average Net Assets:
Before Expense Waiver	0.76%	0.74%	0.49%	0.63%	0.66%
After Expense Waiver	0.44%	0.44%	0.44%	0.44%	0.49%
Ratio of Total Expenses to Average Net Assets	N/A	N/A	N/A	N/A	0.51	%(3)
Ratio of Net Investment Income to Average Net Assets	3.66%	4.76%	5.06%	4.80%	3.74%
Portfolio Turnover Rate	83.26%	21.40%	27.24%	43.18%	42.09%

(1)	Computed using average shares outstanding throughout the period.

(2)	Amount to less than $0.01 per share

(3)	Includes interest expense on reverse repurchase agreements.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Total Return Bond Fund

Class I

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$10.21	$9.21	$9.55	$9.47	$9.40

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.75	1.01	0.65	0.48	0.46
Net Realized and Unrealized Gain (Loss) on Investments	0.25	0.85	(0.45)	0.09	0.06

Total from Investment Operations	1.00	1.86	0.20	0.57	0.52

Less Distributions:
Distributions from Net Investment Income	(0.84)	(0.86)	(0.54)	(0.49)	(0.45)

Net Asset Value per Share, End of Year	$10.37	$10.21	$9.21	$9.55	$9.47

Total Return	10.32%	21.38%	2.08%	6.16%	5.72%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$3,185,878	$7,907,871	$1,074,374	$580,139	$352,546
Ratio of Expenses to Average Net Assets:
Before Expense Waiver	0.61%	0.61%	0.59%	0.61%	0.61%
After Expense Waiver	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	7.37%	10.47%	6.75%	5.09%	4.86%
Portfolio Turnover Rate	76.43%	15.57%	9.09%	18.29%	21.84%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Total Return Bond Fund

Class N

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$10.55	$9.55	$9.89	$9.81	$9.73

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.73	1.01	0.64	0.47	0.44
Net Realized and Unrealized Gain (Loss) on Investments	0.27	0.89	(0.46)	0.09	0.07

Total from Investment Operations	1.00	1.90	0.18	0.56	0.51

Less Distributions:
Distributions from Net Investment Income	(0.83)	(0.90)	(0.52)	(0.48)	(0.43)

Net Asset Value per Share, End of Year	$10.72	$10.55	$9.55	$9.89	$9.81

Total Return	10.00%	20.98%	1.75%	5.87%	5.42%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$2,211,097	$3,345,527	$1,031,156	$354,650	$203,481
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.88%	0.87%	0.84%	0.88%	0.88%
After Expense Reimbursement	0.74%	0.74%	0.73%	0.74%	0.74%
Ratio of Net Investment Income to Average Net Assets	6.98%	10.11%	6.51%	4.80%	4.56%
Portfolio Turnover Rate	76.43%	15.57%	9.09%	18.92%	21.84%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class I Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Global Conservative Allocation Fund (previously named TCW Conservative Allocation Fund)

Class I

	Year Ended October 31,			November 16, 2006 (Commencement of Operations) through October 31, 2007
	2010	2009	2008
Net Asset Value per Share, Beginning of Period	$9.87	$8.60	$10.61	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.23	0.25	0.18	0.21
Net Realized and Unrealized Gain (Loss) on Investments	0.94	1.14	(1.71)	0.50

Total from Investment Operations	1.17	1.39	(1.53)	0.71

Less Distributions:
Distributions from Net Investment Income	(0.25)	(0.12)	(0.32)	(0.10)
Distributions from Net Realized Gain	—	—	(0.16)	—

Total Distributions:	(0.25)	(0.12)	(0.48)	(0.10)

Net Asset Value per Share, End of Period	$10.79	$9.87	$8.60	$10.61

Total Return	12.08%	16.38%	(14.95)%	7.13	%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,746	$4,195	$968	$352
Ratio of Expenses to Average Net Assets:(3)
Before Expense Reimbursement	1.74%	3.28%	6.47%	15.11	%(4)
After Expense Reimbursement	0.89%	0.90%	0.98%	1.06	%(4)
Ratio of Net Investment Income to Average Net Assets	2.27%	2.81%	1.88%	2.10	%(4)
Portfolio Turnover Rate	42.93%	64.78%	87.68%	59.06	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and not indicative of a full year’s operating results.

(3)	Does not include expenses of the underlying affiliated investment companies.

(4)	Annualized

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Global Conservative Allocation Fund (previously named TCW Conservative Allocation Fund)

Class N

	Year Ended October 31,			November 16, 2006 (Commencement of Operations) through October 31, 2007
	2010	2009	2008
Net Asset Value per Share, Beginning of Period	$9.86	$8.60	$10.60	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.22	0.25	0.28	0.21
Net Realized and Unrealized Gain (Loss) on Investments	0.96	1.13	(1.80)	0.49

Total from Investment Operations	1.18	1.38	(1.52)	0.70

Less Distributions:
Distributions from Net Investment Income	(0.25)	(0.12)	(0.32)	(0.10)
Distributions from Net Realized Gain	—	—	(0.16)	—

Total Distributions:	(0.25)	(0.12)	(0.48)	(0.10)

Net Asset Value per Share, End of Period	$10.79	$9.86	$8.60	$10.60

Total Return	12.19%	16.26%	(14.89)%	7.03	%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$209	$106	$91	$107
Ratio of Expenses to Average Net Assets:(3)
Before Expense Reimbursement	15.40%	31.04%	15.22%	24.57	%(4)
After Expense Reimbursement	0.89%	0.90%	0.98%	1.06	%(4)
Ratio of Net Investment Income to Average Net Assets	2.19%	2.84%	2.91%	2.10	%(4)
Portfolio Turnover Rate	42.93%	64.78%	87.68%	59.06	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and not indicative of a full year’s operating results.

(3)	Does not include expenses of the underlying affiliated investment companies.

(4)	Annualized

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class I Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Global Moderate Allocation Fund (previously named TCW Moderate Allocation Fund)

Class I

	Year Ended October 31,			November 16, 2006 (Commencement of Operations) through October 31, 2007
	2010	2009	2008
Net Asset Value per Share, Beginning of Period	$8.14	$7.16	$11.13	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.18	0.18	0.09	0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.85	0.98	(3.39)	1.14

Total from Investment Operations	1.03	1.16	(3.30)	1.21

Less Distributions:
Distributions from Net Investment Income	(0.09)	(0.18)	(0.24)	(0.08)
Distributions from Net Realized Gain	—	—	(0.43)	—

Total Distributions:	(0.09)	(0.18)	(0.67)	(0.08)

Net Asset Value per Share, End of Period	$9.08	$8.14	$7.16	$11.13

Total Return	12.74%	16.64%	(31.44)%	12.32	%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$18,615	$1,620	$539	$910
Ratio of Expenses to Average Net Assets:(3)
Before Expense Reimbursement	0.66%	9.37%	5.86%	4.53	%(4)
After Expense Reimbursement	N/A	0.92%	1.04%	1.07	%(4)
Ratio of Net Investment Income to Average Net Assets	2.06%	2.39%	0.99%	0.71	%(4)
Portfolio Turnover Rate	52.34%	59.73%	44.06%	185.73	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and not indicative of a full year’s operating results.

(3)	Does not include expenses of the underlying affiliated investment companies.

(4)	Annualized

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Global Moderate Allocation Fund (previously named TCW Moderate Allocation Fund)

Class N

	Year Ended October 31,			November 16, 2006 (Commencement of Operations) through October 31, 2007
	2010	2009	2008
Net Asset Value per Share, Beginning of Period	$8.11	$7.14	$11.14	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.16	0.21	0.09	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.85	0.94	(3.39)	1.12

Total from Investment Operations	1.01	1.15	(3.30)	1.22

Less Distributions:
Distributions from Net Investment Income	(0.09)	(0.18)	(0.27)	(0.08)
Distributions from Net Realized Gain	—	—	(0.43)	—

Total Distributions:	(0.09)	(0.18)	(0.70)	(0.08)

Net Asset Value per Share, End of Period	$9.03	$8.11	$7.14	$11.14

Total Return	12.54%	16.54%	(31.43)%	12.32	%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$114	$90	$77	$112
Ratio of Expenses to Average Net Assets:(3)
Before Expense Reimbursement	20.20%	42.17%	13.77%	17.93	%(4)
After Expense Reimbursement	0.96%	0.92%	1.04%	1.07	%(4)
Ratio of Net Investment Income to Average Net Assets	1.89%	2.90%	0.98%	0.98	%(4)
Portfolio Turnover Rate	52.34%	59.73%	44.06%	185.73	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and not indicative of a full year’s operating results.

(3)	Does not include expenses of the underlying affiliated investment companies.

(4)	Annualized

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class I Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Global Flexible Allocation Fund (previously named TCW Aggressive Allocation Fund)

Class I

	Year Ended October 31,			November 16, 2006 (Commencement of Operations) through October 31, 2007
	2010	2009	2008
Net Asset Value per Share, Beginning of Period	$7.76	$6.88	$10.96	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.05	0.14	0.08	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.72	0.89	(4.06)	1.03

Total from Investment Operations	0.77	1.03	(3.98)	1.01

Less Distributions:
Distributions from Net Investment Income	(0.10)	(0.15)	(0.09)	(0.05)
Distributions from Net Realized Gain	—	—	(0.01)	—

Total Distributions:	(0.10)	(0.15)	(0.10)	(0.05)

Net Asset Value per Share, End of Period	$8.43	$7.76	$6.88	$10.96

Total Return	9.92%	15.36%	(36.67)%	10.23	%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,356	$940	$204	$1,377
Ratio of Expenses to Average Net Assets:(3)
Before Expense Reimbursement	4.39%	15.42%	5.60%	6.57	%(4)
After Expense Reimbursement	1.40%	1.32%	1.39%	1.35	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.65%	1.93%	0.86%	(0.19	)%(4)
Portfolio Turnover Rate	98.43%	111.75%	45.90%	7.44	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and not indicative of a full year’s operating results.

(3)	Does not include expenses of the underlying affiliated investment companies.

(4)	Annualized

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Global Flexible Allocation Fund (previously named TCW Aggressive Allocation Fund)

Class N

	Year Ended October 31,			November 16, 2006 (Commencement of Operations) through October 31, 2007
	2010	2009	2008
Net Asset Value per Share, Beginning of Period	$7.76	$6.88	$10.96	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.06	0.19	(0.06)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.71	0.84	(3.92)	1.00

Total from Investment Operations	0.77	1.03	(3.98)	1.01

Less Distributions:
Distributions from Net Investment Income	(0.10)	(0.15)	(0.09)	(0.05)
Distributions from Net Realized Gain	—	—	(0.01)	—

Total Distributions:	(0.10)	(0.15)	(0.10)	(0.05)

Net Asset Value per Share, End of Period	$8.43	$7.76	$6.88	$10.96

Total Return	9.92%	15.36%	(36.61)%	10.13	%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$99	$81	$70	$110
Ratio of Expenses to Average Net Assets:(3)
Before Expense Reimbursement	25.56%	57.53%	15.25%	19.55	%(4)
After Expense Reimbursement	1.40%	1.32%	1.39%	1.30	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.71%	2.82%	(0.58)%	(0.05	)%(4)
Portfolio Turnover Rate	98.43%	111.75%	45.90%	7.44	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	For the period November 16, 2006 (Commencement of Operations) through October 31, 2007 and not indicative of a full year’s operating results.

(3)	Does not include expenses of the underlying affiliated investment companies.

(4)	Annualized

Glossary

American Depository Receipt (ADR) — Receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars and are publicly traded on exchanges or over-the-counter markets in the U.S.

American Depository Shares (ADS) — Receipts for the shares of a foreign-based corporation held in the vault of a U.S. bank and entitling the shareholder to dividends and capital gains.

Amortized Cost — This method involves valuing securities at their cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. This accounting method is used for the TCW Money Market Fund.

Annualize — To convert to an annual basis. The expression of a rate of return over periods other than one year converted to annual terms. For example, a cumulative return of 21% over two years would convert into an annualized return of 10% per annum, even though each annual return may have looked nothing like 10%. For example, if an investment earned -2% in year one and 23.5% in year two, the compound annual return would be 10%.

Average Life — The average lenth of time on which the principal of a bond in a bond fund must be repaid.

Average Maturity — The average length of time on which the principal of a bond in a bond fund must be repaid.

Basis Point — One basis point is .01% or 1/100 of a percentage point. 100 basis points equal one percent (1%).

Benchmark — Any basis of measurement, such as an index, that is used by an investment manager as a yardstick to assess the performance of a portfolio. For example, the S&P 500® Index is a commonly used benchmark for U.S. large cap equity portfolio.

Commercial Paper — A short-term, unsecured promissory note issued in the public market as an obligation of the issuing entity. The maturity of commercial paper is typically less than 270 days.

Credit Default Swap — A specific form of counterparty agreement which allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender who faces credit risk from a third party borrower, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset (principal plus remaining interest).

Credit Linked Note — A note whose cash flow depends upon a credit event or credit measure of a referenced entity or asset such as a default, credit spread or rating change. A credit linked note is a security with an embedded credit swap allowing the issuer to transfer a specific credit risk to credit investors.

Currency Swap — A specific form of counterparty agreement that involves the exchange of principal and interest in one currency for the same in another currency.

Distribution (12b-1) Fees — Fees assessed to shareholders for shareholder servicing, marketing and distribution expenses for a fund.

Dividends — A distribution of corporate earnings to shareholders.

Duration — A weighted-average term-to-maturity of a bond’s cash flows, the weights being the present value of each cash flow as a percentage of the bond’s full price. Duration is often used to measure the potential volatility of a bond’s price; bonds with longer durations are more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations. Bonds with uncertain payment schedules, such as mortgage-backed securities, which can be prepaid, have durations which may vary or lengthen in certain interest rate environments making their market values more volatile than when acquired.

Emerging Market Country — A country that has a developing economy or market and is considered an emerging or developing country by the International Bank of Reconstruction and Development or any affiliate thereof (the “World Bank”) as well as The Bahamas, Bahrain, Barbados, Bermuda, Brunei, Croatia, Czech Republic, Estonia, Greece, Hong Kong, Hungary, Iceland, Ireland, Israel, Republic of Korea, Kuwait, Latvia, Macau, Poland, Portugal, Qatar, Saudi Arabia, Singapore, Slovak Republic, Slovenia, Taiwan, Trinidad & Tobago and the United Arab Emirates.

Emerging Market Company — A company that (i) is organized under the laws of an Emerging Market Country or has a principal office in an Emerging Market Country; or (ii) derives 50% or more of its gross revenues or profits from goods produced or sold, investments made, or services preformed in Emerging Market Countries or has at least 50% of its assets located in Merging Market Countries; or (iii) its equity securities are traded principally on a stock exchange or over-the-counter in an Emerging Market Country.

Exchange-Traded Funds (ETF) — ETFs are typically open-end investment companies whose shares are listed for trading on a national securities exchange or the NASDAQ National Market System.

Exchange-Traded Notes (ETN) — ETNs are senior, unsecured, unsubordinated deft securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of the issuer. The returns of ETNs are linked to the performance of a market benchmark or strategy less investor fees. The issuer of an ETN typically makes interest payments and a principal payment at maturity that is linked to the price movement of a market benchmark or strategy.

Expense Ratio — Expressed as a percentage provides an investor the total cost for fund operating expenses and management fees.

Forward Contract — A specific form of counterparty agreement under which a commodity or financial instrument is bought or sold at a certain price agreed on today (date of contract), but is to be delivered on a stated future (forward) date in settlement of the agreement. If the value of the underlying commodity or financial instrument changes, the value of the forward contract becomes positive or negative depending on the position held.

Futures — A standardized, transferable, exchange-traded contract that requires delivery of a commodity, bond, currency or stock index, at a specified price, on a specified future date. Futures contracts are forward contracts, meaning they represent a pledge to make a certain transaction at a future date.

Global Depository Receipt (GDR) — Receipts for shares in a foreign based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Asia, Europe, the United Stated and Latin America to offer shares in many markets around the world.

Growth Companies — Companies that have exhibiedt faster-than-average gains in earnings over the last few years and are expected to continue to show a high level of profit growth. Growth companies are generally riskier investments than average companies, however, since they usually have higher price-to-earnings ratios and make little or no dividend payments to shareholders.

Interest — Cost of using money, expressed as a rate per period of time, usually one year, in which case it is called an annual rate of interest.

Interest Rate Swap — A specific form of counterparty agreement where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). Interest rate swaps are used to limit or manage exposure to interest rate fluctuations.

Intrinsic Value — A company’s long-term value. The valuation is determined by applying data inputs to a valuation theory or model.

Junk Bonds — Junk bonds or high yield bonds are bonds that have a credit rating of BB or lower by ratings agencies such as Moody’s Investor Service, Inc. or Standard & Poor’s Corporation. These bonds typically pay a higher yield to compensate for the greater credit risk.

Large Capitalization Companies — Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

LIBOR — London Inter-Bank Offer Rate. The interest rate that the banks charge each other for loans (usually in Eurodollars).

Maturity — The date at which a debt instrument is due and payable.

Money Market Instruments — Such instruments high quality, short term debt instruments. A money market instrument typically matures in 397 days or less.

Options — An instrument that provides for an investor to initiate a purchase and/or sell transaction. An owner of a call (put) option has the right to purchase (sell) the underlying security at specified prices, and this right lasts until a specified date.

Price to Earnings (P/E) Ratio — A stock’s market price divided by its current or estimated future earnings per share. A fundamental measure of the attractiveness of a particular security versus all other securities as determined by the investing public. The higher the P/E, the more investors are paying, and therefore the more earnings growth they are expecting. The lower the ratio relative to the average of the stock market, the lower the (market’s) profit growth expectations.

Price to Book (P/B) Ratio — The weighted average of the price/book ratios of all the stocks in a fund’s portfolio. Generally, a high P/B ratio indicates the price of the stock exceeds the actual worth of the company’s assets, while a low P/B ratio indicates the stock is relatively cheap.

Principal — Face amount of a debt instrument on which interest is either owed or earned.

Real Estate Investment Trust (REIT) — A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate loans or interests. REITs are not taxed on income distributed to shareholders, provided they comply with the requirements of the Internal Revenue Code.

Record Date — Date on which a shareholder must officially own shares in order to be entitled to a dividend.

Rule 2a-7 — Rule under the Investment Company Act of 1940, as amended, which allows for the use of the amortized cost method of accounting as long as the portfolio adheres to certain parameters related to credit quality, security type and maturity. The TCW Money market Fund adheres to the requirements of Rule 2a-7.

Small Capitalization Companies — Small capitalization companies are less well established companies but in many cases are faster-growing than mid-cap companies or large cap companies. Because they are less established, small cap companies’ stocks are usually more volatile than mid-cap or large cap company stocks.

Standard Deviation — A statistical measurement of distribution around an average, which depicts how widely returns varied over a certain period of time. Investors use the standard deviation of historical performance to try to predict the most likely range of returns. When a fund has a high standard deviation, the predicted range of performance is wide, implying greater volatility.

Tiered Index Bond — Typically a mortgage-backed security that maintains a fixed coupon provided that a reference rate (usually LIBOR) remains below a stated “strike” level and that in the event the reference rate rises above the “strike” level the security behaves like an inverse floater security.

Total Return — Return on an investment including both appreciation (depreciation) and interest or dividends.

Total Return Swap — A specific form of counterparty agreement in which one party makes payments based on a set rate, either fixed or variable, and which the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, loans or bonds. This asset is owned by the party receiving the set rate payment. Total return swaps allow the party receiving the total return to gain exposure and benefit from a referenced asset without actually having to own it.

Turnaround Situation — When a company has a sound balance sheet but has securities that are selling a significant market discount to the investment advisor’s estimate of the company’s 24 month sustainable earnings.

Turnover — Statistical ratio measuring the amount of transactions within a portfolio over a given time period.

Undervalued Assets — When a company’s securities are selling below probable liquidation values, net working capital or tangible book value.

Undervalued Growth Potential — When a company has a strong potential growth rate and a strong balance sheet but has securities selling at less than a market multiple (based on normalized earnings) and/or a price earnings multiple at a discount to its peer group of companies.

Value Companies — Value companies are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios).

Weighted Average Duration — The average duration of securities in an investment portfolio weighted by market value.

Weighted Average Market Cap — The weighted average is computed by weighing each company market capitalization by the market value of the securities in the fund’s portfolio.

Market capitalization is found by multiplying the number of outstanding shares of stock for a company by the current market price of those shares.

Weighted Average Maturity — The weighted average is computed by weighing each securities maturity date by the market value of the security in the fund.

Weighted Average Reset Frequency — The average time to the next coupon reset date of floating rate securities in an investment portfolio weighted by market value.

Yield Curve — A visual representation of the term structure of interest rates by plotting the yields of all bonds of the same quality within maturities ranging from the shortest to the longest available. It shows the relationship between bond yields and maturity lengths. A normal or positive yield curve signifies higher interest rates for long-term investment, while a negative or downward curve indicates higher short-term rates.

Yield Spreads — A difference in yield between various issues of securities.

Yield to Maturity — The yield provided by a bond that is held to its maturity date, taking into account both interest payments and capital gains or losses.

TCW Funds, Inc.

865 South Figueroa Street Los Angeles, California 90017 (800 FUND TCW) (800 386 3829)	More information on each Fund is available free upon request by calling (800) FUND TCW (386-3829), or on the Internet at www.tcw.com, including the following: Annual / Semi-Annual Report

www.tcwfunds.com SEC File Number 811 7170	Additional information about each Fund’s investments is in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus. The SAI can be reviewed and photocopied at the SEC’s public Reference Room in Washington, D.C.

Shareholder Account Information

For additional information, such as transaction and account inquiries:

Call 800 248 4486, or send your request to:

TCW Funds Inc. c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

You can obtain copies of reports and other information about the Funds on the EDGAR Database on the SEC’s website at www.sec.gov, by visiting the SEC’s Public Reference Room in Washington, D.C. or by sending your written request to the SEC’s Public Reference Section, or by electronic request to publicinfo@sec.gov. A fee will be charged for making copies. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202 551 8090.

TCW FUNDS, INC.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

(800) FUND TCW

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2011

Equity Funds	Fixed Income Funds

TCW Concentrated Value Fund Class I Ticker TGFFX Class N Ticker TGFVX	TCW Emerging Markets Local Currency Income Fund Class I Ticker TGWIX Class N Ticker TGWNX

TCW Dividend Focused Fund Class I Ticker TGDFX Class N Ticker TGIGX	TCW Emerging Markets Income Fund Class I Ticker TGEIX Class N Ticker TGINX

TCW Growth Fund Class I Ticker TGGIX Class N Ticker TGGYX	TCW Core Fixed Income Fund Class I Ticker TGCFX Class N Ticker TGFNX

TCW Growth Equities Fund Class I Ticker TGGEX Class N Ticker TGDNX	TCW High Yield Bond Fund Class I Ticker TGHYX Class N Ticker TGHNX

TCW Large Cap Growth Fund Class I Ticker TGLCX Class N Ticker TGLFX	TCW Money Market Fund Class I Ticker TCWXX

TCW Relative Value Large Cap Fund Class I Ticker TGDIX Class N Ticker TGDVX	TCW Short Term Bond Fund Class I Ticker TGSMX

TCW Relative Value Small Cap Fund Class I Ticker TGOIX Class N Ticker TGONX	TCW Total Return Bond Fund Class I Ticker TGLMX Class N Ticker TGMNX

TCW Select Equities Fund Class I Ticker TGCEX Class N Ticker TGCNX	Asset Allocation Funds

TCW Small Cap Growth Fund Class I Ticker TGSCX Class N Ticker TGSNX	TCW Global Conservative Allocation Fund Class I Ticker TGPCX Class N Ticker TGPNX

TCW SMID Cap Growth Fund Class I Ticker TGSDX Class N Ticker TGMDX	TCW Global Moderate Allocation Fund Class I Ticker TGPMX Class N Ticker TGPOX

TCW Value Opportunities Fund Class I Ticker TGVOX Class N Ticker TGVNX	TCW Global Flexible Allocation Fund Class I Ticker TGPBX Class N Ticker TGPLX

TCW Emerging Markets Equities Fund Class I Ticker TGMIX Class N Ticker TGMMX

This Statement of Additional Information is not a prospectus but contains information in addition to, and more detailed than that set forth in the Prospectus dated the same date, which describes each of the separate investment series (each, a “Fund”) of TCW Funds, Inc. This Statement of Additional Information should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by writing TCW Funds, Inc., Attention: Investor Relations Department, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or by calling the Investor Relations Department at (800) FUND TCW. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. Each Fund’s audited financial statements in the Annual Report to Shareholders and the report of Deloitte & Touche LLP, the Funds’ independent registered public accounting firm, and unaudited financial statements appearing in the Semi-Annual Report are incorporated by reference herein.

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GENERAL INFORMATION

TCW Funds, Inc. (the “Corporation”) was incorporated as a Maryland corporation on September 15, 1992 and is registered with the Securities and Exchange Commission as an open-end, management investment company. The Corporation has acknowledged that the name “TCW” is owned by The TCW Group, Inc. (“TCW”), the parent of TCW Investment Management Company (the “Advisor”). The Corporation has agreed to change its name and the name of the Funds at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Corporation may enter is terminated.

The Funds offer two classes of shares: Class I shares and Class N shares. The TCW Global Conservative Allocation Fund, the TCW Global Moderate Allocation Fund and the TCW Global Flexible Allocation Fund are three lifestyle allocation funds, known collectively as the “Asset Allocation Funds.” The Asset Allocation Funds are funds of funds, each of which seeks to achieve its investment objective by investing primarily in the Class I shares of other TCW Funds (the “Underlying Funds”).

The TCW Concentrated Value, TCW Dividend Focused, TCW Growth, TCW Growth Equities, TCW Large Cap Growth, TCW Relative Value Large Cap, TCW Relative Value Small Cap, TCW Select Equities, TCW Small Cap Growth, TCW Value Opportunities, TCW Emerging Markets Income, TCW Money Market, TCW Core Fixed Income, TCW High Yield Bond, TCW Short Term Bond and TCW Total Return Bond Funds are each classified as a diversified fund under the Investment Company Act of 1940 (“1940 Act”). The other TCW Funds are classified as non-diversified funds under the 1940 Act.

INVESTMENT PRACTICES

In attempting to achieve its investment objective, a Fund may utilize, among others, one or more of the strategies or securities set forth below. The Funds may, in addition, invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with their objectives and restrictions. The investment strategies described below may be pursued directly by the Underlying Funds. As a general matter, the Asset Allocation Funds do not invest directly in securities. However, the Asset Allocation Funds are subject to the strategies and risks described below indirectly through their investments in the Underlying Funds.

Strategies and Investments Available to All Funds

Money Market Instruments. All Funds may invest in money market instruments and will generally do so for temporary and defensive purposes only. These instruments include, but are not limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds.

Bank Obligations. Obligations including certificates of deposit, bankers’ acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad).

Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance).

Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance

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Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $250,000 principal amount per certificate and to 15% or less of a Fund’s net assets in all such obligations and in all illiquid assets, in the aggregate (10% limit for the Money Market Fund in illiquid securities).

Commercial Paper. Commercial paper rated within the highest ratings categories by Standard & Poor’s Corporation (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) or, if not rated, that is determined by the Funds’ Advisor to be of comparable quality.

Money Market Mutual Funds. Shares of United States money market investment companies.

Other Short-Term Obligations. Debt securities that have a remaining maturity of 397 days or less and that have a long-term rating within the three highest ratings categories by S&P or Moody’s.

Repurchase Agreements. Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by each Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the restriction on each Fund’s investment in illiquid and restricted securities.

Exchange-Traded Funds (ETFs). ETFs are investment companies that invest in a portfolio of securities designed to track a particular market segment or index and whose shares are bought and sold on a securities exchange.

Under the 1940 Act, a Fund (other than the Asset Allocation Funds) may not own more than 3% of the outstanding voting stock of an unaffiliated investment company, invest more than 5% of its total assets in any one unaffiliated investment company, or invest more than 10% of its total assets in the securities of investment companies. Alternatively, a Fund may limit its investments to not more than 3% of any unaffiliated underlying fund and will not be subject to the 5% and 10% limit if all Funds of the Corporation choose to adhere to such 3% limit. Such investments may include open-end investment companies, closed-end investment companies and unit investment trusts (“UITs”). In some instances, a Fund may invest in an investment company in excess of these limits. This may occur, for instance, when a Fund invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses a Fund pays in connection with its own operations. These limitations do not apply to investments in unregistered investment companies.

The 1940 Act permits an Asset Allocation Fund to invest beyond the limitations discussed above so long as the investments are in funds that are part of the “same group of investment companies” as the Asset Allocation Funds (other TCW Funds). An Asset Allocation Fund may generally also purchase shares of funds that are not part of the same group of investment companies as the Asset Allocation Funds (subject to the limits discussed above for unaffiliated funds) as well as stocks, bonds and other securities not issued by a fund. An Asset Allocation Fund also may invest in money market funds.

Despite the possibility of greater fees and expenses, investments in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

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Among the types of investment companies in which a Fund may invest are Portfolio Depositary Receipts (“PDRs”) and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as “exchange traded funds” or ETFs). PDRs represent interests in a UIT holding a fund of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified foreign or domestic equity index (Index Fund). ETFs include, among others, Standard & Poor’s Depository Receipts (“SPDRs”), Optimized Funds as Listed Securities (OPALS), Dow Jones Industrial Average Instruments (Diamonds), NASDAQ 100 tracking shares (QQQ) and I-Shares.

SPDRs. SPDRs track the performance of a basket of stocks intended to track the price performance and dividend yields of the S&P 500 until a specified maturity date. SPDRs are listed on the American Stock Exchange. Holders of SPDRs are entitled to receive quarterly distributions corresponding to dividends received on shares contained in the underlying basket of stocks net of expenses. On the maturity date of the SPDRs’ UIT, the holders will receive the value of the underlying basket of stocks.

OPALS. OPALS track the performance of adjustable baskets of stocks until a specified maturity date. Holders of OPALS are entitled to receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks, net of expenses. On the maturity date of the OPALS’ UIT, the holders will receive the physical securities comprising the underlying baskets.

I-Shares™. I-Shares track the performance of specified equity market indexes, including the S&P 500. I-Shares are listed on the American Stock Exchange and the Chicago Board Option Exchange. Holders of I-Shares are entitled to receive distributions not less frequently than annually corresponding to dividends and other distributions received on shares contained in the underlying basket of stocks net of expenses. I-Shares are Index Fund Shares. Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT.

Similarly, block sizes of Index Fund Shares, also known as “Creation Units,” are redeemable from the issuing Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund.

Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on investments in ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and the Fund may not be able to recover the current value of its investment.

Investments in ETFs will be limited to the percentage restrictions set forth above for investments in investment company securities.

Strategies and Investments Available to all Funds (except the Asset Allocation Funds)

Lending of Portfolio Securities. Each Fund may, consistent with applicable regulatory requirements, lend its portfolio securities to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Funds (subject to the notice provisions described below), and are at all times secured by cash, bank letters of credit, other money market instruments rated A-1, P-1 or the equivalent or securities of the United States Government (or its agencies or instrumentalities), which are maintained in a segregated account and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Funds continue to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day’s notice, or by a Fund on two business day’s notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

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However, loans of portfolio securities will only be made to firms deemed by the Advisor to be creditworthy. Upon termination of the loan, the borrower is required to return the securities to the Funds. Any gain or loss in the marketplace during the loan period would inure to the Fund.

A Fund will pay reasonable finder’s, administrative and custodian fees in connection with a loan of securities. Also voting rights with respect to the loaned securities may pass with the lending of the securities.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, a Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. While a Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At such time, the Fund will also establish a segregated account in which it will continuously maintain cash or U.S. government securities or other liquid securities equal in value to recognized commitments for such securities. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value. The Advisor does not believe that any Fund’s net asset value or income will be adversely affected by its purchase of securities on such basis.

When, As and If Issued Securities. A Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Advisor determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government Securities or other liquid securities equal in value to recognized commitments for such securities. Settlement of the trade will ordinarily occur within three Business Days of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. Each Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value. Each Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

Strategies and Investments Available to All Funds (except the Asset Allocation and Money Market Funds)

Options. Each of the Funds (except the Asset Allocation and Money Market Funds) may purchase and write (sell) call and put options, including options listed on U.S. or foreign securities exchanges or written in over-the-counter transactions (“OTC Options”).

Exchange-listed options are issued by the Options Clearing Corporation (“OCC”) (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. Each Fund will engage in OTC Option transactions only with brokers or financial institutions deemed creditworthy by the Advisor.

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Covered Call Writing. Each of the Funds (except the Asset Allocation and Money Market Funds) is permitted to write covered call options on securities, the U.S. dollar and foreign currencies. Generally, a call option is “covered” if a Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security (currency) subject to the option, or otherwise segregates sufficient cash or other liquid assets to cover the outstanding position. A call option is also covered if a Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the marked to market difference is maintained by a Fund in cash or other liquid assets which a Fund has segregated for this purpose.

The writer of an option receives from the purchaser, in return for a call it has written, a “premium”; i.e., the price of the option. Receipt of these premiums may better enable a Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

As regards listed options and certain OTC Options, during the option period, a Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable a Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

If a call option expires unexercised, a Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

Covered Put Writing. Each of the Funds (except the Asset Allocation and Money Market Funds) is permitted to write covered put options. As a writer of a covered put option, a Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option’s exercise price at any time during the option period, at the purchaser’s election (certain listed and OTC put options written by a Fund will be exercisable by the purchaser only on a specific date). A put is “covered” if, at all times, the Fund maintains, in a segregated account, cash or other liquid assets in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal

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to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash or other liquid assets which the Fund holds in a segregated account. In writing puts, a Fund assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

Purchasing Call and Put Options. Each of the Funds (except the Asset Allocation and Money Market Funds) may purchase a call option in order to close out a covered call position (see “Covered Call Writing” above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

The Funds may purchase put options on securities or currencies which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security or currency were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, a Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by a Fund expired without being sold or exercised, the premium would be lost.

Futures Contracts. Each of the Funds (except the Asset Allocation and Money Market Funds) may purchase and sell interest rate, currency, and index futures contracts (“futures contracts”), on securities eligible for purchase by the Fund. Subject to certain limitations, a Fund may enter into futures contracts or options on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

No Fund, except the Emerging Markets Local Currency Income Fund, may enter into futures contracts or related options if, immediately thereafter, the amount of initial margin and premiums for unexpired futures contracts and options on futures contracts exceeds 5% of the Fund’s liquidation value, after taking into account unrealized profits and losses on such futures contracts, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

Pursuant to applicable regulatory exemptions, each Fund and the Advisor are not deemed to be a “commodity pool” or “commodity pool operator”, respectively, under the Commodity Exchange Act and are not subject to regulation as such under the Commodity Exchange Act.

In connection with the purchase or sale of futures contracts, a Fund will be required to either (i) segregate sufficient cash or other liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contracts or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contracts or by holding a separate offsetting option permitting it to purchase or sell the same futures contract. With respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by segregating or “earmarking” liquid assets equal to the contracts full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” a Fund is permitted to segregate or “earmark” liquid assets in an amount equal to the Fund’s daily market-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled forwards or futures, a Fund will have the ability to employ leverage to a greater extent than if its Fund were required to segregate or “earmark” assets equal to the full notional value of such contracts.

A Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If the Advisor anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, the Fund may sell futures contracts. If declining

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interest rates are anticipated, the Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. A Fund may purchase or sell futures on various currencies in which its portfolio securities are denominated for the purpose of hedging against anticipated changes in currency exchange rates. A Fund will enter into currency futures contracts to “lock in” the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security’s denominated currency vis-a-vis a different currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as foreign currency forward contracts. The Advisor will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to a Fund upon the proper termination of the futures contract. The margin deposits are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government Securities called “variation margin”, with the Fund’s futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund’s position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

Although many futures contracts call for actual commitment or acceptance of securities, the contracts usually are closed out before the settlement date without making or taking delivery. A short futures position is usually closed out by purchasing futures contracts for the same aggregate amount of the underlying instruments and with the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and realize a gain. If the offsetting purchase price exceeds the sales price, the seller would pay the difference and would realize a loss. Similarly, a long futures position in usually closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sales price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transactions.

Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

The Funds will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of a Fund’s portfolio.

Strategies and Investments Available to the Equity Funds, the Emerging Markets Income Fund, Emerging Markets Local Currency Income Fund and the Core Fixed Income Fund

Options on Foreign Currencies. The Equity Funds, the Emerging Markets Income Fund, Emerging Markets Local Currency Income Fund and the Core Fixed Income Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in foreign currency forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, a Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby “locking in” the dollar value of the portfolio securities (less the amount of the premiums

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paid for the options). Conversely, a Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. Each of these Funds may also purchase call and put options to close out written option positions.

Each of these Funds may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to a Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. A Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which a Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to a Fund resulting from an increase in the U.S. dollar value of the foreign security. However, a Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. A Fund may also write options to close out long put and call option positions.

The markets for certain foreign currency options are relatively new and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the Advisor, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Forward Currency Transactions. The Equity Funds, the Emerging Markets Income Fund, the Emerging Markets Local Currency Income Fund and the Core Fixed Income Fund may enter into forward currency transactions. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at an agreed future date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders. A Fund may enter into foreign currency forward contracts in order to protect against the risk that the U.S. dollar value of the Fund’s dividends, interest and net realized capital gains in local currency will decline to the extent of any devaluation of the currency during the intervals between (a) (i) the time the Fund becomes entitled to receive or receives dividends, interest and realized gains or (ii) the time an investor gives notice of a requested redemption of a certain amount and (b) the time such amount(s) are converted into U.S. dollars for remittance out of the particular country or countries.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The cost to a Fund of engaging in forward currency transactions may vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency transactions are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer’s markup. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a devaluation of the foreign currency in relation to the U.S. dollar, they also limit any potential gain if that foreign currency appreciates with respect to the U.S. dollar.

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A Fund will “cover” its forward positions in a manner substantially similar to that described above with respect to asset coverage for futures contracts.

Strategies and Investments Available to the Equity Funds, the Emerging Markets Income Fund, Emerging Markets Local Currency Income Fund, Core Fixed Income Fund and the High Yield Bond Fund

Convertible Securities. The Equity Funds, the Emerging Markets Income Fund, the Emerging Markets Local Currency Income Fund, the Core Fixed Income Fund and the High Yield Bond Fund may acquire convertible securities. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for common stock or other equity securities of the same or a different issuer. Convertible securities provide a conversion right for a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Therefore, they generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the proximity of its price to its value as a nonconvertible fixed income security.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege), and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Strategies and Investments Available to the Core Fixed Income, Emerging Markets Local Currency Income and Emerging Markets Income Funds

Sovereign Debt Obligations of Emerging Market Countries. The Core Fixed Income, Emerging Markets Local Currency Income Fund and Emerging Markets Income Funds may invest in sovereign debt of emerging market countries. Political conditions, in terms of a country or agency’s willingness to meet the terms of its debt obligations, are considerable significance. Investors should be aware that the sovereign debt instruments in which these Funds may invest involve great risk and are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s and S&P.

Sovereign debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. Mexico and certain other emerging market countries are among the largest debtors to commercial banks and foreign governments. A foreign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the foreign debtor’s policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may default on their sovereign debt. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

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In recent years, some of the emerging market countries in which the Funds expect to invest have encountered difficulties in servicing their sovereign debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of sovereign debt may be requested to participate in similar rescheduling of such debt.

The ability or willingness of the governments of emerging market countries to make timely payments on their sovereign debt is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could extinguish a country’s trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social and diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Funds’ investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to services their sovereign debt. There can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, the Funds’ net asset value, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Strategies and Investments Available to the Emerging Markets Income and Emerging Markets Local Currency Income Funds

Defaulted Securities. The Emerging Markets Income and Emerging Markets Local Currency Income Funds may invest in defaulted securities. Defaulted securities are debt securities on which the issuer is not currently making interest payments. In order to enforce its rights in defaulted securities, a Fund may be required to participate in legal proceedings or take possession and manage assets securing the issuer’s obligations on the defaulted securities. This could increase a Fund’s operating expenses and adversely affect its net asset value. Risks in defaulted securities may be considerably higher as they are generally unsecured and subordinated to other creditors of the issuer. Investments by a Fund in defaulted securities may be subject to the 15% limitation on illiquid securities unless the Advisor determines such defaulted securities are liquid under guidelines adopted by the Board of Directors.

Strategies and Investments Available to the Emerging Markets Equities and Fixed Income Funds

Swap Agreements. The Emerging Markets Equities and the Fixed Income Funds (except the Money Market Fund) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. A Fund also may enter into options on swap agreements (“swap options”).

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A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most other types of swap agreements entered into by a Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of a Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

A Fund also may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

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The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements involve greater risks than had the Fund invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Directors, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Directors, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit a Fund’s exposure to loss.

Structured Notes. The Emerging Markets Equities and Fixed Income Funds (except the Money Market Fund) may invest in structured notes. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent the Fund invests in these notes, however, the Advisor analyzes these notes in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Strategies and Investments Available to the Core Fixed Income and High Yield Bond Funds

Loan Participation and Assignments. Investment in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans (“Participation”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically results in the Fund’s having a contractual relationship only with the Lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting

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the Loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Advisor determines that the selling Lender is creditworthy.

When a Fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended (“Securities Act”), and thus may be subject to a Fund’s limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Strategies and Investments Available to the Core Fixed Income, Short Term Bond and Total Return Bond Funds

Government Mortgage Pass-Through Securities. The Core Fixed Income, Short Term Bond and Total Return Bond Funds may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which the Funds may invest include those issued or guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the “full faith and credit” of the United States. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, “modified pass-through” instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple

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classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on a Fund from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMIC.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile. The Funds will not invest in CMO and REMIC residuals.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

Mortgage-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Funds will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Stripped Mortgage Securities. Stripped Mortgage Securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities not issued by Federal Agencies will be treated by the Funds as illiquid securities so long as the staff of the Securities and Exchange Commission maintains its position that such securities are illiquid.

Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep

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discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

A Fund may purchase Stripped Mortgage Securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

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Mortgage Dollar Rolls. The Core Fixed Income, Short Term Bond and Total Return Bond Funds may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing by the Fund.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Various types of assets, primarily automobile and credit cards receivables, are securitized in pass-through structures similar to mortgage pass-through structures. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Core Fixed Income, Short Term Bond and Total Return Bond Funds may each invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements.

Inverse Floaters. Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or 11th District Cost of Funds index (“COFI”). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Strategies and Investments Available to the Core Fixed Income, Money Market, Short Term Bond and Total Return Bond Funds

Reverse Repurchase Agreements. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Strategies and Investments Available to the Equity Funds

Warrants. A warrant confers upon its holder the right to purchase an amount of securities at a particular time and price. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales Against the Box. The Funds may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is “against the box” to the extent that a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, a Fund

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does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as a short term capital gain or loss.

To secure its obligation to deliver the securities sold short, a Fund will deposit in a separate escrow account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

A Fund may make a short sale in order to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. However, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales. A Fund may also make a short sale when it does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for Federal income tax purposes. In such case, any future losses in the Fund’s long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment value or conversion premiums. Additionally, a Fund may use short sales when it is determined that a convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short. The potential risk in this strategy is the possible loss of any premium over conversion value in the convertible security at the time of purchase. The purpose of this strategy is to produce income from the yield advantage and to provide the potential for a gain should the conversion premium increase.

RISK CONSIDERATIONS

The following risk considerations relate to investment practices undertaken by some or all of the Funds. Generally, since shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of each Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. You can lose money by investing in a Fund. There is no guarantee of successful performance, that a Fund’s objective can be achieved or that an investment in a Fund will achieve a positive return. Each Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program.

Prospective investors should consider the following risks.

General

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

Stock Market Risk

Funds that invest in equity securities are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, a Fund’s share price is likely to decline in value. A Fund’s focus on certain types of stocks (such as small or large cap) and style of investing (such as value or growth) subjects it to the risk that is performance may be lower than that of other types of equity funds that focus on other types of stocks or that have a broader investment style (such as general market).

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Risk of Investing in Small and Mid-Capitalization Companies

Investing in the equity securities of small and mid-capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology and be more dependent upon key members of management.

The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events; have less active trading markets and be harder to sell at the time and prices that the Advisor considers appropriate.

Repurchase Agreements Risk

In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, a Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss. Each Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement.

Reverse Repurchase Agreements and Mortgage Dollar Rolls Risk

Reverse repurchase agreements and mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements and mortgage dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of a least 300% of all borrowings. None of the Funds authorized to utilize these instruments expects to engage in reverse repurchase agreements or mortgage dollar rolls (together with other borrowings of the Fund) with respect to greater than 30% of the Fund’s total assets.

Counterparty Credit Risk

Financial-linked derivative instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, certain Funds may invest in financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent a Fund focuses its investments in a limited number of issuers, it will be more susceptible to the risks associated with those issuers.

Debt Securities Risk

Debt securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are “credit risk” and “interest rate risk.” These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

“Credit risk” refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

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“Interest rate risk” refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and directly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security’s price will change as a result of changes in interest rates is measured by its “duration.” For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the re-set terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Foreign Securities Risk

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund’s portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues.

Foreign Currency Risks

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of those Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign currency future and forward contracts. However, it is not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use them to protect against currency risk. While foreign currency future and forward contracts may be available, the cost of these instruments may be prohibitively expensive so that the Funds may not to be able to effectively use them.

Risks Associated With Emerging Market Countries

Investors should recognize that investing in securities of emerging market countries through investment in the Emerging Markets Income Fund involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.

Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

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The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

In addition, emerging market countries’ exchanges’ and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in emerging markets than in developed countries. As a result, Funds investing in emerging market countries have operating expenses that are expected to be higher than other funds investing in more established market regions.

Many of the emerging market countries may be subject to greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which the Funds invest and adversely affect the value of the Funds’ assets.

In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.

Many of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on Funds investing in emerging market countries. Many emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

Risks Associated With Lower Rated Securities

The Equity Funds, Emerging Markets Income, Emerging Markets Local Currency Income, Core Fixed Income and High Yield Bond Funds may invest in convertible securities. A portion of the convertible securities acquired by the Funds may be rated below investment grade. The Emerging Markets Income, Emerging Markets Local Currency Income, Core Fixed Income, Short Term Bond, Total Return Bond and High Yield Bond Funds will invest in below investment grade securities. Securities rated below investment grade are commonly known as “junk bonds” and have speculative characteristics.

High yield securities or “junk bonds” can be classified into two categories: (a) securities issued without an investment grade rating and (b) securities whose credit ratings have been downgraded below investment grade because of declining investment fundamentals. The first category includes securities issued by “emerging credit” companies and companies which have experienced a leveraged buyout or recapitalization. Although the small and medium size companies that constitute emerging credit issuers typically have significant operating histories, these companies generally do not have strong enough operating results to secure investment grade ratings from the rating agencies. In addition, in recent years there has been a substantial volume of high yield securities issued by companies that have converted from public to private ownership through leveraged buyout transactions and by companies that have restructured their balance sheets through leveraged recapitalizations. High yield securities issued in these situations are used primarily to pay existing stockholders for their shares or to finance special dividend distributions to shareholders. The indebtedness incurred in connection with these transactions is often substantial and, as a result, often produces highly leveraged capital structures which present special risks for the holders of such securities. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The second category of high yield securities consists of securities of former investment grade companies that have experienced poor operating performance due to such factors as cyclical downtrends in their industry, poor management or increased foreign competition.

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Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity. They are generally considered to be subject to greater risk than securities with higher ratings particularly in the event of a deterioration of general economic conditions. The lower ratings of the high yield securities which the Funds will purchase reflect a greater possibility that the financial condition of the issuers, or adverse changes in general economic conditions, or both, may impair the ability of the issuers to make payments of principal and interest. The market value of a single lower-rated debt security may fluctuate more than the market value of higher rated securities, since changes in the creditworthiness of lower rated issuers and in market perceptions of the issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than in the case of higher rated issuers. High yield debt securities also tend to reflect individual corporate developments to a greater extent than higher rated securities. The securities in which the Funds invest are frequently subordinated to senior indebtedness.

The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

To the extent there is a limited retail secondary market for particular high yield bonds, these bonds may be thinly-traded and the Advisor’s ability to accurately value high yield bonds and a Fund’s assets may be more difficult because there is less reliable, objective data available. In addition, a Fund’s ability to acquire or dispose of the bonds may be negatively-impacted. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. To the extent a Fund owns or may acquire illiquid or restricted high yield bonds, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Funds accrue income on these securities prior to the receipt of cash payments. The Funds must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

Underwriting and dealer spreads associated with the purchase of lower rated bonds are typically higher than those associated with the purchase of high grade bonds.

Ratings Categories Risk

A description of the rating categories as published by Moody’s and S&P is set forth in the Appendix to this Statement of Additional Information. Ratings assigned by Moody’s and/or S&P to securities acquired by a Fund reflect only the views of those agencies as to the quality of the securities they have undertaken to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. A Fund may retain a security whose rating has changed or has become unrated.

Restricted Securities Risk

The Equity Funds, the Emerging Markets Income, Emerging Markets Local Currency Income, Core Fixed Income, Short Term Bond, Total Return Bond and High Yield Bond Funds may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. The Advisor, pursuant to procedures adopted by the Board of Directors, will make a determination as to the liquidity of each restricted security purchased by a Fund. If a restricted security is determined to be “liquid,” it will not be included within the category “illiquid securities,” which under each Fund’s current policies may not exceed 15% of the Fund’s net assets.

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Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

Rule 144A permits the Funds to sell restricted securities to qualified institutional buyers without limitation. The Advisor, pursuant to procedures adopted by the Board of Directors, will make a determination as to the liquidity of each restricted security purchased by a Fund. If a restricted security is determined to be “liquid,” the security will not be included within the category “illiquid securities.” However, investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Risks Associated With Derivatives

Certain Funds may, but are not required to, use various derivatives and related investment strategies as described in this Statement of Additional Information. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques previously described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by the Fund is a function of numerous variables including market conditions. Although the Advisor seeks to use derivatives to further the Fund’s investment objective, no assurance can be given that the use of derivatives will achieve this result.

Derivatives utilized by a Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which a Fund may use and the risks of those instruments are described in further detail below. A Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

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Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund’s interests. The Fund bears the risk that the Advisor may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

•

Derivatives may be subject to pricing or “basis” risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Fund.

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Using derivatives as a hedge against a portfolio investment subjects the Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio

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securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

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While using derivatives for hedging purposes can reduce a Fund’s risk of loss, it may also limit the Fund’s opportunity for gains or result in losses by offsetting or limiting the Fund’s ability to participate in favorable price movements in portfolio investments.

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Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

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The use of certain derivatives transaction involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (the “counterparty”) or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreement related to the transaction.

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Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

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Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the Commodities Futures Trading Commission (“CFTC”) or the SEC. Instead, such over-the-counter (“OTC”) derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transaction can only be entered into with a willing counterparty that is approved by the Investment Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, the Fund will be unable to into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Fund would bear greater risk of default by the counterparties to such transactions.

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The Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

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As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Certain derivatives may be considered illiquid and therefore subject to a Fund’s limitation on investments in illiquid securities.

•

Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions, delays on the Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•

Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by

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factors extrinsic to a country’s economy. There is not systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Fund to respond to such events in a timely manner.

Options Transactions Risks

The effective use of options depends on a Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised.

In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. Government Securities or other high grade short-term obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

A Fund’s ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

Among the possible reasons for the absence of a liquid secondary market on an exchange are: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or the OCC or other relevant clearing corporation to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the relevant clearing corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC Option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Fund’s management.

Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

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Risks Associated With Futures Contracts and Options on Futures

There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by a Fund is subject to the ability of the Advisor to correctly predict movements in the direction of interest rates or changes in market conditions. In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of the hedge.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, a Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to the Fund, if the Fund is not successful in employing such instruments in managing the Fund’s investments, the Fund’s performance will be worse than if the Fund did not make such investments.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Fund’s ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Fund’s transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy, of the writer of an OTC option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Advisor.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause a Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

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Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Advisor’s opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

Structured Notes Risk

Certain Funds may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note will default or become bankrupt. The Fund bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, the Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

A Fund may invest in equity-linked structured notes (which would be linked to an equity index) to a significant extent. A highly liquid secondary market may not exist for the structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for the Fund to sell the structured notes it holds at an acceptable price or accurately value such notes.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks.

Swap Agreements Risks

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Advisor to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit a Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. In addition, a Fund’s use of swaps may reduce the Fund’s returns and increase volatility.

Risks Associated With Mortgage-Backed Securities

Credit and Market Risks of Mortgage-Backed Securities. Investments by the Core Fixed Income, Short Term Bond and Total Return Bond Funds in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities,

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whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. Like other bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall. The value of all mortgage-backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in each Fund’s net asset value. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of investments. Other factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

Prepayment and Redemption Risk of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of a Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayments when interest rates decline also limits market price appreciation of mortgage-backed securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Collateralized Mortgage Obligations (“CMOs”). There are certain risks associated specifically with CMOs. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. In addition, the average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994 and 2008, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demands imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone.

Stripped Mortgage Securities. Part of the investment strategy of the Core Fixed Income, Short Term Bond and Total Return Bond Funds may involve the purchase of interest-only Stripped Mortgage Securities. These investments are highly sensitive to changes in interest and prepayment rates and tend to be less liquid than other CMOs.

Inverse Floaters. The Core Fixed Income, Short Term Bond and Total Return Bond Funds invest in inverse floaters, a class of CMOs with a coupon rate that resets in the opposite direction from the market rate of interest to which it is indexed such as LIBOR or COFI. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market prices.

Adjustable Rate Mortgages (“ARMs”). ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the minimum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly

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payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

Risks Associated With Asset-Backed Securities

Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Risks Associated With Funds of Funds

The Asset Allocation Funds are “funds of funds.” Achieving the Asset Allocation Funds’ objectives will depend entirely on the performance of the Underlying Funds to which the Asset Allocation investments are allocated, which depends on the particular securities in which the Underlying Funds invest. Therefore, the Asset Allocation Funds are subject to all risks associated with the Underlying Funds. Because the performance for the Asset Allocation Funds depends on that of each Underlying Fund, performance may be subject to increased volatility. Additionally, operating expenses incurred annually by each Underlying Fund are borne indirectly by shareholders of the Asset Allocation Funds. The Asset Allocation Funds directly bear their annual operating expenses and indirectly bear the annual operating expenses of the Underlying Funds in proportion to their allocations.

The Advisor allocates the assets of each of the Asset Allocation Funds among the Underlying Funds based upon a number of factors, including the Advisor’s asset allocation strategies and the investment performance of each Underlying Fund. In making investment decisions for the Asset Allocation Funds, the Advisor will consider, among other factors, internally generated research. Because certain Underlying Funds are more profitable to the Advisor than others, the Advisor may have an incentive to allocate more of any such Asset Allocation Funds’ assets to more profitable Underlying Funds, and fewer assets to less profitable Underlying Funds. The Advisor does not, however, consider the profitability of the Underlying Funds in making investment decisions for the Asset Allocation Funds.

The Asset Allocation Funds may invest in the Underlying Funds as disclosed in the Prospectus. The Advisor may modify the asset allocation strategy for the Asset Allocation Funds and modify the selection of Underlying Funds for the Asset Allocation Funds or may invest in other TCW funds from time to time without shareholder approval if it believes that doing so would better enable the Asset Allocation Funds to pursue their investment goals.

Risks of Large Shareholder Redemptions

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these account holders of their shares in a Fund may impact the Fund’s liquidity and net asset value. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

Risks Associated with Exchange-Traded Notes (ETNs)

The value of an ETN will change as the value of the market benchmark or strategy fluctuates. If, for example, a commodity-linked ETN is purchased, its value will fluctuate because the value of the underlying commodity to which it is linked fluctuates with market conditions. The prices of the market benchmark are determined based on a variety of market and economic factors and may change unpredictably, affecting the value of the underlying benchmark and, consequently, the value of the ETN.

ETNs are fully exposed to any decline in the level of the underlying market benchmark. If the value of the underlying market benchmark decreases, or does not increase by an amount greater than the aggregate investor fee applicable to the ETN, a Fund will receive less than its original investment in the ETN upon maturity or early redemption and could lose up to 100% of the original principal amount. Investors in ETNs do not receive any periodic interest payments.

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ETNs are subject to illiquity risk. The issuer of an ETN may restrict the ETN’s redemption amount or its redemption date. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Because ETNs are unsecured debt securities, they are subject to risk of default by the issuing bank or other financial institution. This is called counter party risk. In addition, the value of an ETN may decline due to downgrade in the issuer’s credit rating despite no change in the underlying market benchmark.

ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs’ for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of that Fund. The Advisor intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income available for distribution to its shareholders. While none of the Funds is managed with the intent of generating short- term capital gains, each of the Funds may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Advisor, an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or markdown of the price.

The portfolio turnover rates of the Funds cannot be accurately predicted. Nevertheless, the annual portfolio turnover rates certain of the Funds (other than the Money Market Fund for which, due to the short-term nature of its investments, a portfolio turnover rate is not applicable) are generally not expected to exceed 100%. In addition, many of the Funds are Underlying Funds of the Asset Allocation Funds, and changes to the target allocations of the Asset Allocation Funds may result in the transfer of assets from one Underlying Fund to another. These changes, as well as changes in managers and investment personnel and reorganizations of Underlying Funds, may result in the sale of portfolio securities, which may increase trading costs and the portfolio turnover and trigger negative tax consequences for the affected Underlying Funds. The following Funds had a portfolio turnover rate exceeding 100% for their most recent fiscal year. A 100% portfolio turnover rate would occur, for example, if all the securities in a Fund’s investment portfolio were replaced once in a period of one year.

For the fiscal year ended October 31, 2010, the portfolio turnover rate for the TCW Small Cap Growth Fund was 105.57%. This was due to market volatility and repositioning of the portfolio by eliminating underperforming companies and purchasing companies with better growth prospects.

For the fiscal year ended October 31, 2010, the portfolio turnover rate for the TCW Emerging Markets Equities Fund was 198.80%. This was due to dramatic changes in global macroeconomic and monetary policies in the U.S., Europe and China over the course of the year that required repositioning and rebalancing of the portfolio from the standpoint of industry and country exposures.

For the fiscal year ended October 31, 2010, the portfolio turnover rate for the TCW Emerging Markets Income Fund was 172.75%. This was due principally to a rebalancing toward local currency credits (from 0% to 18% of the Fund’s investment portfolio) and the shortening of durations in these securities. In addition, the Fund was an active buyer of new issues as those bonds came to the market at spread concessions.

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For the fiscal year ended October 31, 2010, the portfolio turnover rate for the TCW Core Fixed Income Fund was 258.36%. This was due principally to shareholder subscription and redemption activities during the year and re-balancing of certain sectors within the Fund.

For the fiscal year ended October 31, 2010, the portfolio turnover rate for the TCW High Yield Bond Fund was 176.77%. This was due principally to the Fund rotating out of securities that trade at a premium to par and which offer low total return potential. In addition, the significant amount of bond referencing activity contributed to the turnover rate of the portfolio. In 2010, according to JP Morgan, there was $302 billion of high yield bond issuance and refinancing was approximately 2/3s of that volume.

BROKERAGE PRACTICES

The Advisor is responsible for the placement of the Funds’ portfolio transactions and the negotiation of prices and commissions, if any, with respect to such transactions. Debt, convertible and unlisted equity securities are generally purchased from a primary market maker acting as principal on a net basis without a stated commission but at prices generally reflecting a dealer spread. Listed equity securities are normally purchased through brokers in transactions executed on securities exchanges involving negotiated commissions. Debt, convertible and equity securities are also purchased in underwritten offerings at fixed prices which include discounts to underwriters and/or concessions to dealers. In placing a portfolio transactions, the Advisor seeks to obtain the best execution for the Funds, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

Consistent with its policy of securing best execution, in selecting broker-dealers and negotiating any commissions or prices involved in Fund transactions, the Advisor considers the range and quality of the professional services provided by such firms. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable the Advisor to effect orderly purchases or sales for a Fund. Accordingly, transactions will not always be executed at the lowest available commission. In addition, the Advisor may effect transactions which cause a Fund to pay a commission in excess of a commission which another broker-dealer would have charged if the Advisor first determines that such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. In some cases, research is provided directly by an executing broker-dealer and in other cases, research may be provided by third party research providers such as a non-executing third party broker-dealer or other third party research service. Research services furnished by an executing broker-dealer or third party research provider may be used in providing services for any or all of the clients of the Advisor, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services.

The Advisor maintains an internal allocation procedure to identify those direct research providers who provide it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services the Advisor believes are useful. The Advisor’s procedures also seek to compensate third party research providers that provide it with research by directing executing broker-dealers to cause payments to be made to third party research providers, either through cash payments from the executing broker or through the use of step out transactions. A “step out transaction” is a securities trade executed by the executing broker-dealer, but settled by the non-executing research broker-dealer permitting the non-executing research broker-dealer to share in the commission. The determination of the broker-dealers to whom commissions are directed generally is made using a system involving the Advisor’s Director of U.S. Equity Research, the Funds’ portfolio managers, the Advisor’s analysts and is periodically reviewed by the Advisor’s trading committee. The Advisor’s Director of U.S. Equity Research coordinates the evaluation of broker-dealer research services in most instances, taking into account the views of the Advisor’s portfolio managers and analysts.

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Research services include such items as reports on industries and companies, economic analyses, review of business conditions and portfolio strategy, analytic computer software, account performance services and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities and availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of transactions. Sometimes the Advisor receives products or services from broker-dealers that are used for both research services and other purposes, such as corporate administration or marketing (“mixed-use products or services”). The Advisor makes a good faith effort to determine the relative proportions of mixed-use products or services that may be attributable to research services. The portion attributable to research services may be paid through the allocation of brokerage commissions and the Advisor pays the non-research services in cash.

Debt and convertible securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

In an effort to achieve efficiencies in execution and reduce trading costs, the Advisor and its affiliates frequently (though not always) execute securities transactions on behalf of a number of accounts at the same time, generally referred to as “block trades.” When executing block trades, securities are allocated using procedures that the Advisor considers fair and equitable. Allocation guidelines are established to provide to the Advisor’s Trading Department. In some cases, various forms of pro-rata allocation are used and, in other cases, random allocation processes are used. Participation of an account in the allocation is based on considerations such as lot size, account size, diversification requirements and investment objectives, restrictions, time horizon, availability of cash, existing or targeted account weightings in particular securities, the amount of existing holdings (or substitutes) of the security in the account, and, when relevant, directed brokerage. In connection with certain purchase or sale programs, and in other circumstances if practicable, if multiple trades for a specific security are made with the same broker in a single day, those securities are allocated to accounts based on a weighted average purchase or sale price.

In determining whether accounts are eligible to participate in any type of initial public offering, the Advisor considers such factors as lot size, account size, diversification requirements and investment objectives, restrictions, time horizon, availability of cash, existing or targeted account weightings in particular securities, and the amount of existing holdings (or substitutes) of the security in the account. For initial public offerings of equities, the Advisor generally shares allocations in a pro rata fashion based upon assets under management for those accounts eligible to participate in the initial public offering. For equity offerings, an exception may be made when the allocation is so small that it may create transaction costs that diminish the benefit of the trade or it would be unreasonably minimal relative to the size of the account. For there exceptions, the Advisor will use its best judgment to make a fair and equitable allocation, which may include, among other things, consideration of allocating to underperforming accounts or accounts where smaller lot sizes would be reasonable.

To the extent permitted by law and in accordance with procedures established by the Board of Directors, the Fund may engage in brokerage transactions with brokers that are affiliates of the Advisor. The Fund has adopted procedures which are reasonably designed to provide that commissions or other remuneration paid to affiliated brokers of the Advisor or Sub-Advisors do not exceed the usual and customary broker’s commission. With respect to the Asset Allocation Funds, each Asset Allocation Fund will not incur any commissions or sales charges when it invests in the Underlying Funds.

The following table sets forth the amounts of brokerage commission paid to broker-dealers for research services by each Fund for the fiscal year ended October 31, 2010.

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	Aggregate Brokerage Commissions Paid on Transactions in the Funds’ Securities	Aggregate Brokerage Commissions Paid for Research Services Provided
TCW Concentrated Value Fund	$71,084	$69,772
TCW Dividend Focused Fund	835,927	832,531
TCW Growth Fund	1,769	1,427
TCW Growth Equities Fund	244,973	196,444
TCW Large Cap Growth Fund	22,027	21,119
TCW Relative Value Large Cap Fund	948,314	944,866
TCW Relative Value Small Cap Fund	74,292	73,070
TCW Select Equities Fund	248,269	236,901
TCW Small Cap Growth Fund	3,151,284	2,302,545
TCW Value Opportunities Fund	651,030	562,272
TCW Emerging Markets Equities Fund	512,330	17
TCW Global Moderate Allocation Fund	5,688	4,578
TCW Global Flexible Allocation Fund	1,137	699
TCW Money Market Fund	486,136	0
TCW High Yield Bond Fund	1,157,932	0
TCW Short Term Bond Fund	89,042	0
TCW Total Return Bond Fund	11,569,487	0

The aggregate brokerage commissions paid by the Funds on transactions for the fiscal years ended October 31, 2009 and October 31, 2008 were: $17,704,721 and $8,934,852, respectively.

For the fiscal year ended October 31, 2010, the Funds paid the following amounts to Cowen & Company LLC:

Fund	Aggregate Commissions Paid	Percentage of Total Commissions Paid
TCW Concentrated Value Fund	$556	0.78%
TCW Dividend Focused Fund	5,609	0.67%
TCW Growth Equities Fund	243	0.10%
TCW Relative Value Large Cap Fund	5,144	0.54%
TCW Relative Value Small Cap Fund	230	0.31%
TCW Select Equities Fund	420	0.17%
TCW Value Opportunities Fund	1,261	0.19%

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For the fiscal years ended October 31, 2009 and 2008, the Funds paid $37,615 and $130,400 in aggregate commissions to Cowen & Company LLC, respectively.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 9 below have been adopted as fundamental policies (except as otherwise provided in 1). A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding shares of the affected Fund. Investment restrictions 10, 11, 12 and 13 with respect to a Fund may be changed by vote of a majority of the Board of Directors at any time.

1. No Fund will borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities; (b) the Core Fixed Income, Short Term Bond, Total Return Bond and Money Market Funds may each enter into reverse repurchase agreements; (c) the Balanced, Core Fixed Income, Short Term Bond and Total Return Bond Funds may utilize mortgage-dollar rolls; and (d) each Fund, other than the Money Market Fund, may enter into futures contracts for hedging purposes subject to the conditions set forth in paragraph 8 below. The total amount borrowed by a Fund (including, for this purpose, reverse repurchase agreements and mortgage dollar rolls) at any time will not exceed 30% (or, in the case of the Money Market Fund, 10%) of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. As an operating policy, whenever borrowings pursuant to (a) exceed 5% (or, in the case of the Money Market Fund, 10%) of the value of a Fund’s total assets, the Fund will not purchase any securities.

2. No Fund will issue senior securities as defined in the 1940 Act, provided that the Funds may (a) enter into repurchase agreements; (b) purchase securities on a when-issued or delayed delivery basis; (c) purchase or sell financial futures contracts or options thereon; and (d) borrow money in accordance with the restrictions described in paragraph 1 above.

3. No Fund will underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.

4. No Fund will purchase any securities that would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that this limitation shall not apply to any Fund’s purchase of U.S. Government Securities, and, in the case of the Money Market Fund, to the purchase of obligations of domestic branches of United States banks. The Emerging Markets Income Fund and TCW Emerging Markets Local Currency Income Fund may invest more than 25% of the value of their total assets in debt securities issued or guaranteed by the governments of emerging markets countries. In determining industry classifications for foreign issuers, each Fund will use reasonable classifications that are not so broad that the primary economic characteristics of the companies in a single class are materially different. Each Fund will determine such classifications of foreign issuers based on the issuer’s principal or major business activities. An Asset Allocation Fund may invest, in accordance with each Asset Allocation Fund’s investment program as set forth in the prospectus, more than 25% of its assets in any one or a combination of Underlying Funds and other investment companies. Each Asset Allocation Fund treats the assets of the Underlying Funds in which it invests as its own for purposes of this restriction.

5. No Fund will invest in real estate, real estate mortgage loans, residual interests in REMICs, oil, gas and other mineral leases (including other universal exploration or development programs), or real estate limited partnerships, except that a Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein and except that the Core Fixed Income, Short Term Bond and Total Return Bond Funds are not prohibited investing in real estate mortgage loans.

6. No Fund may make loans of cash except by purchasing qualified debt obligations or entering into repurchase agreements.

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7. Each Fund may effect short sales of securities or maintain a short position only if the Fund at the time of sale either owns or has the right to acquire at no additional cost securities equivalent in kind and amount to those sold.

8. No Fund will invest in commodities or commodities contracts, except that the Funds may enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts does not exceed 5% of the value of the Fund’s total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. The 5% limit does not apply to the TCW Emerging Markets Local Currency Income Fund. The entry into foreign currency forward contracts shall not be deemed to involve investing in commodities.

9. For each of the Dividend Focused, Relative Value Large Cap and Relative Value Small Cap Funds, no Fund will, with respect to 75 percent of its assets, purchase the securities of any issuer, other than U.S. Government securities and securities of other investment companies if as a result more than five percent of the value of the Funds’ total assets would be invested in the securities of the issuer; or, (b) purchase more than 10 percent of the voting securities of any one issuer other than U.S. Government securities and securities of other investment companies.

10. No Fund will purchase securities on margin, except that a Fund may obtain any short-term credits necessary for clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts and related options will not be deemed to be a purchase of securities on margin.

11. No Fund will purchase the securities of an issuer for the purpose of acquiring control or management thereof.

12. The Asset Allocation Funds may invest in short-term instruments, U.S. Government Securities, money market instruments, unaffiliated investment companies, and other securities in addition to securities of other affiliated investment companies, for temporary defensive purposes or otherwise as deemed advisable by the Advisor to the extent permissible under existing or future rules of the Securities and Exchange Commission (“SEC”).

13. Underlying Funds may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

The percentage limitations contained in the restrictions listed above apply, with the exception of (1), at the time of purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund.

For purposes of applying the terms of investment restriction number 4, the Advisor will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which the Fund invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. The Advisor will use its best efforts to assign each issuer to the category which it believes is most appropriate. Further, the Funds take the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued do not represent interests in any particular “industry” or group of industries, and therefore the 25% concentration restriction noted above does not apply to such securities.

Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the Asset Allocation Funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting an Asset Allocation Fund to engage indirectly in investment strategies that may be prohibited under the investment restrictions listed above.

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DIRECTORS AND OFFICERS

A board of ten directors is responsible for overseeing the Funds’ affairs. The directors of the Funds, and their business addresses and their principal occupations for the last five years are set forth below. Each director oversees each Fund in TCW Funds, Inc. which, as of the date of this Statement of Additional Information, number 24.

Independent Directors

Name, Address, Age and Position with Funds (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Samuel P. Bell (74) Director	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor. Former President, Los Angeles Business Advisors (not-for-profit business organization).	Point 360 (post production services), Broadway National Bank (banking) and TCW Strategic Income Fund, Inc. (closed-end fund).

Matthew K. Fong (57) Director	Mr. Fong has served as a director of TCW Funds, Inc. since April 1999.	President, Strategic Advisory Group (consulting firm). Of Counsel, Shepperd, Mullin, Richter & Hamilton (lawfirm) since 1999.	Seismic Warning Systems, Inc., PGP, LLP (private equity fund ) and TCW Strategic Income Fund, Inc. (closed-end fund)

John A. Gavin (79) Director	Mr. Gavin has served as a director of TCW Funds, Inc., since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Causeway Capital (mutual fund with 2 series), TCW Strategic Income Fund, Inc. (closed-end fund), Hotchkis and Wiley Funds (mutual fund with 5 series).

Patrick C. Haden (58) Chairman of the Board	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	Athletic Director, University of Southern California. Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting), Metropolitan West Funds (mutual fund with 6 series), and TCW Strategic Income Fund, Inc. (closed-end fund).

Janet E. Kerr (56) Nominee	Ms. Kerr has served as a director of TCW Funds, Inc. since August 2010	Professor of Law and Executive Director Geoffrey H. Palmer Center for Entrepreneurship and the Law. Pepperdine University School of Law.	La-Z-Boy Furniture Incorporated (residential furniture producer), and TCW Strategic Income Fund, Inc. (closed-end fund)

Peter McMillan (53) Nominee	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder and Managing Partner, Willowbrook Capital Group, LLC (investment advisory firm) and Co-founder and Executive Vice President of KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trust I and KBS Real Estate Investment Trust II (real estate investments), Steinway Musical Instruments, Inc. (musical instruments manufacturing), Metropolitan West Funds (mutual fund with 6 series) and TCW Strategic Income Fund, Inc. (closed-end fund)

Charles A. Parker (76) Director	Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Horace Mann Educators Corp. (insurance corporation), Burridge Center for Research in Security Prices (University of Colorado) and TCW Strategic Income Fund, Inc. (closed end fund).

(1)	The address of each Independent Director is c/o Bingham McCutchen LLP, Counsel to the Independent Directors, 355 South Grand Avenue, Los Angeles, CA 90071.

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Interested Directors

Each of these directors are “interested persons” of TCW Funds, Inc. (“Corporation”) as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc. the parent company of the Advisor.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Charles W. Baldiswieler (52) Director, President and Chief Executive Officer c/o Trust Company of the West 865 South Figueroa Street Los Angeles, CA 90017	Mr. Baldiswieler has served as a director of TCW Funds, Inc. since March 2009 and President and Chief Executive Officer since December 2009.	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.	TCW Strategic Income Fund, Inc. (closed-end fund)

Thomas E. Larkin, Jr. (71) Director c/o Trust Company of the West 865 South Figueroa Street Los Angeles, CA 90017	Mr. Larkin has served as a director since inception of TCW Funds, Inc., in September 1992.	Vice Chairman, the Advisor, The TCW Group, Inc., TCW Asset Management Company and Trust Company of the West.	Automobile Club of Southern California (motorist association)

Marc I. Stern (66) Director c/o Trust Company of the West 865 South Figueroa Street Los Angeles, CA 90017	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chief Executive Officer and Chairman, the Advisor; Vice Chairman and Chief Executive Officer, The TCW Group, Inc. and TCW Asset Management Company; and Vice Chairman, Trust Company of the West.	Qualcomm Incorporated (wireless communications)

Leadership Structure

The Board of Directors is responsible for the overall management of the Corporation, including general supervision of the duties performed by the Advisor and other service providers in accordance with the provisions of the 1940 Act, other applicable laws and the Corporation’s Articles of Incorporation and By-Laws. The Board of Directors meets in regularly scheduled meetings throughout the year. It is currently composed of ten Directors, including seven Independent Directors. As discussed below, the Board of Directors has established three committees to assist the Board of Directors in performing its oversight responsibilities.

The Board of Directors has appointed an Independent Director to serve as its Chairman. The Chairman’s primary role is to set the agenda of the Board of Directors and determine what information is provided to the Board of Directors with respect to matters to be acted upon by the Board of Directors. The Chairman presides at all meetings of the Board of Directors and leads the Board of Directors through its various tasks. The Chairman also acts as a liaison with management in carrying out the Board of Directors’ functions. The Chairman also performs such other functions as may be requested by the Board of Directors from time to time. The designation of Chairman does not impose any duties, obligations or liabilities that are greater than the duties, obligations or liabilities imposed on such person as a member of the Board of Directors, generally.

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Risk Oversight

Through its direct oversight role, and indirectly through its Committees, the Board of Directors performs a risk oversight function for the Corporation consisting, among other things, of the following activities:

General Oversight. The Board of Directors regularly meets with the officers of the Corporation and representatives of key service providers to the Corporation, including the Advisor, administrator, transfer agent, custodian and independent registered public accounting firm to review and discuss the operational activities of the Corporation and to provide direction with respect thereto.

Compliance Oversight. The Board of Directors reviews and approves the procedures of the Corporation established to ensure compliance with applicable federal securities laws. The Board of Directors keeps informed about how the Corporation’s operations conform to its compliance procedures through regular meetings with, and reports received from the Corporation’s Chief Compliance Officer, and other officers.

Investment Oversight. The Board of Directors monitors performance during the year through regular performance reports from management with references to appropriate performance measurement indices. The Board of Directors also receives focused performance presentations on a regular basis, including special written reports and oral presentations by portfolio managers. In addition, the Board of Directors monitors the Corporation’s investment practices and reviews its investment strategies with management and receives focused presentations.

Valuation Oversight. The Board of Directors has approved the valuation methodologies used in establishing the daily values of the Corporation’s assets and monitors the accuracy with which the valuations are carried out. The Board of Directors receives regular reports on the use of fair value prices and monitors the effectiveness of the Corporation’s valuation procedures.

Financial Reporting. Through its Audit Committee, the Board of Directors meets regularly with the Corporation’s independent registered public accounting firm to discuss financial reporting matters, the adequacy of the Corporation’s internal controls over financial reporting, and risks to accounting and financial reporting matters.

Committees

Audit Committee. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Corporation with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee also reviews compliance with the Code of Ethics by the executive officers, directors and investment personnel of the Advisor. The Audit Committee’s members consist of Ms. Kerr and Messrs. Bell, Fong, Gavin, Haden, McMillan and Parker. Each Audit Committee member is an Independent Director. During the fiscal year ended October 31, 2010, the Audit Committee held four meetings.

Executive Committee. The Executive Committee has the same powers of the Board of Directors except the power to declare dividends or other stock distributions, elect directors, authorize the issuance of stock except as permitted by statute, to recommend to the shareholders any action requiring their approval, to amend the By-Laws or to approve any merger or share exchange not requiring shareholder approval. The Executive Committee’s members consist of Messrs. Haden and Stern. Mr. Haden is an Independent Director. During the fiscal year ended October 31, 2010, the Executive Committee held no meetings.

Nominating Committee. The Nominating Committee makes recommendations to the Board of Directors regarding nominations for membership on the Board of Directors. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Corporation’s investment advisor and other principal service providers. The Nominating Committee periodically reviews director compensation and recommends any appropriate changes to the Board as a group. This Committee also reviews and may make recommendations to the Board of Directors relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Corporation and overseeing the management of the Corporation. The members of the Corporation’s Nominating Committee are Ms. Kerr and Messrs. Bell, Fong, Gavin, Haden, McMillan and Parker. Each Nominating Committee member is an Independent Director. During the fiscal year ended October 31, 2010, the Nominating Committee held four meetings.

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The Nominating Committee will consider potential director candidates recommended by shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Corporation’s Directors Nominating and Qualification Charter and are not “interested persons” of the Corporation within the meaning of the 1940 Act. Before fiscal year 2004, the Nominating Committee did not have a formal process for the submission of potential candidates by shareholders except as part of a shareholder proposal in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”). In determining procedures for the submission of potential candidates by shareholders and any eligibility requirements for such nominees and the shareholders submitting the nominations, the Nominating Committee has looked to recent SEC promulgations regarding director nominations for guidance.

Additional Information About the Directors

Charles W. Baldiswieler. Mr. Baldiswieler is a Group Managing Director of the Advisor, TCW Asset Management Company and Trust Company of the West and serves on the board of TSI, a publicly-traded closed end fund. He has over 20 years of experience in the investment industry and prior to joining TCW in 1995 he was Director of Marketing for Jensworld, King and Associates (Houston, Texas). Prior to that he headed the Investment Marketing Department at Bank One Trust (Houston, Texas).

Samuel P. Bell. Mr. Bell, Chairman of the Audit Committee, is a private investor and serves on the boards of Post 360, a post production services company, Broadway National Bank, and TSI, a publicly-traded closed end fund. He previously was President of Los Angeles Business Advisors, a not-for-profit business organization. Prior to 1996, Mr. Bell served as the Area Managing Partner of Ernst & Young, a public accounting firm, for the Pacific Southwest Area.

Matthew K. Fong. Mr. Fong is President of Strategic Advisory Group, a private equity and real estate consulting firm. He also serves on the boards of Seismic Warning Systems, Inc., PGP, LLP, a private equity fund and TSI, a publicly-traded closed end fund. Mr. Fong is also on the Pepperdine University Board of Regents and the Southwestern School of Law Board of Trustees. Mr. Fong is Of Counsel to Sheppard, Mullin, Richter & Hamilton, a Los Angeles law firm. From 1995 to 1998 Mr. Fong served as Treasurer of the State of California.

John A. Gavin. Mr. Gavin, Chairman of the Nominating Committee, is founder and Chairman of Gamma Holdings, an international capital consulting firm and serves on the boards of Causeway Capital Management Trust and the Hotchkis and Wiley Funds, mutual fund complexes, and TSI, a publicly-traded closed end fund. From 1981 to 1986, Mr. Gavin served as the United States Ambassador to Mexico.

Patrick C. Haden. Mr. Haden, the Independent Chairman of TCW Funds, Inc., is the Athletic Director of the University of Southern California. Previously he was a General Partner in Riordan, Lewis & Haden, a private equity fund and serves on the boards of Tetra Tech, Inc., an environmental consulting company, the Metropolitan West Funds, a mutual fund complex, and TSI, a publicly-traded closed end fund, of which he is also the Independent Chairman. Mr. Haden is a Rhodes Scholar and prior to August 2010, a member of the Board of Trustees of the University of Southern California.

Janet E. Kerr. Ms. Kerr serves on the board of La-Z-Boy Incorporated, a residential furniture producer, and Tilly’s Inc., a privately held retailer of apparel and accessories. Ms. Kerr is also a Professor of Law at Pepperdine University School of Law and is the founder and Executive Director of the Geoffrey H. Palmer Center for Entrepreneurship and the Law at the Pepperdine University School of Law. Ms. Kerr has founded several technology companies and is a well known author in the areas of securities, corporate law and corporate governance, having published several articles and a book on the subjects. She is also a member of the National Association of Corporate Directors and Women Corporate Directors.

Thomas E. Larkin, Jr. Mr. Larkin is Vice Chairman of the Advisor, TCW Asset Management Company, Trust Company of the West and The TCW Group, Inc. and serves on the board of the Automobile Club of Southern California, a motorist association. He is also a member of the Board of Trustees of the University of Notre Dame, Loyola Marymount University and Mount Saint Mary’s College. He also serves on the boards of several philanthropic organizations including the Los Angeles Orthopedic Hospital Foundation, Childrens Hospital of Los Angeles, the Heart & Lung Surgery Foundation, American Red Cross and is a member of the Finance Council and Investment Committee of the Archdiocese of Los Angeles.

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Peter McMillan. Mr. McMillan is the Co-founder and Managing Partner of Willowbrook Capital Group, LLC, an investment advisory firm, and co-founder and Executive Vice President of KBS Capital Advisors, a manager of real estate investment trusts. He serves on the boards of KBS Real Estate Investment Trusts I and II, real estate investment trusts, Steinway Musical Instruments, Inc., a manufacturer of musical instruments, and the Metropolitan West Funds, a mutual fund complex. Prior to forming Willowbrook Capital Group in 2000, Mr. McMillan served as the executive vice president and chief investment officer of Sun America Investments, Inc. Prior to 1989, he served as assistant vice president for Aetna Life Insurance for Aetna Life Insurance and Annuity Company with responsibility for the company’s fixed income portfolios.

Charles A. Parker. Mr. Parker is a private investor and serves on the boards of Horace Mann Educators Corp., an insurance corporation, the Burridge Center for Research in Security Prices (Leeds School of Business, University of Colorado) and TSI, a publicly-traded closed end fund. Previously Mr. Parker was an executive vice president and director of the Continental Corporation and chairman and chief executive officer of Continental Asset Management Corporation.

Marc I. Stern. Mr. Stern is Chief Executive Officer and Chairman of the Advisor, Chief Executive Officer and Vice Chairman of TCW Asset Management Company and The TCW Group, Inc. and Vice Chairman of Trust Company of the West. He is a member of the Management Committee of Société Générale Group and Chairman of Société Générale’s Global Investment Management and Services (GIMS) North American unit. Mr. Stern serves on the board of Qualcomm Inc. and is a Director of Rockefeller & Co., Inc. In addition, he is a member of the Advisory Board and an owner of the Milwaukee Brewers Baseball Club. Prior to joining TCW in 1990, Mr. Stern was President of Sun America, Inc. He is Chairman and Chief Executive Officer of the Los Angeles opera. He also serves on the boards of several philanthropic organizations including the Performing Arts Center of Los Angeles County, the John F. Kennedy Center for the Performing Arts, the Museum of Contemporary Art in Los Angeles and the California Institute of Technology. Mr. Stern was recently appointed as a “Commandeur de l’Ordre National du Mérite” by the President of France.

Equity Ownership of Directors

Independent Directors

The following tables set forth the equity ownership of the directors in each Fund as of December 31, 2010. The code for the dollar range of equity securities owned by the directors is: (a) $1-$10,000, (b) $10,001-$50,000, (c) $50,001-$100,000; and (d) over $100,000.

Name of Director	Dollar Range of Equity Securities in the Corporation	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Samuel P. Bell	TCW Select Equities Fund (b)	(c)
TCW Value Opportunities Fund (b)

Matthew K. Fong	TCW Emerging Markets Income Fund (d)	(d)
TCW Money Market Fund (a)
TCW Small Cap Growth Fund (d)
TCW Total Return Bond Fund (d)

John A. Gavin	TCW Select Equities Fund (d)	(d)

Patrick C. Haden	TCW Emerging Markets Income Fund (d)	(d)
TCW Small Cap Growth Fund (b)
TCW Total Return Bond Fund (d)

Janet E. Kerr	None	None

Peter McMillan	None	None

Charles A. Parker	TCW Emerging Markets Income Fund (d)	(d)

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Interested Directors

Name of Director	Dollar Range of Equity Securities in the Corporation	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Charles W. Baldiswieler	TCW Core Fixed Income Fund (d)	(d)
TCW Money Market Fund (d)
TCW Total Return Bond Fund (d)

Marc I. Stern	TCW Core Fixed Income Fund (d)	(d)
TCW Emerging Markets Equities Fund (c)
TCW Emerging Markets Income Fund (d)
TCW Growth Equities Fund (d)
TCW High Yield Bond Fund (d)
TCW Money Market Fund (c)
TCW Select Equities Fund (d)
TCW Small Cap Growth Fund (c)
TCW Total Return Bond Fund (d)

Thomas E. Larkin, Jr.	TCW Dividend Focused Fund (d)	(d)
TCW Emerging Markets Equities Fund (d)
TCW Emerging Markets Income Fund (d)
TCW High Yield Bond Fund (d)
TCW Money Market Fund (d)
TCW Small Cap Growth Fund (d)
TCW Total Return Bond Fund (d)
TCW Value Opportunities Fund (d)

Compensation of Independent Directors

The Corporation pays each Independent Director an annual fee of $45,000 plus a per joint meeting fee of $1,750 for meetings of the Board of Directors or Committees of the Board of Directors attended by the director prorated among the Funds. The Chairman of the Audit Committee also receives a $15,000 annual retainer, the Chairman of the Nominating Committee an additional $1,500 annual retainer and the Independent Chairman of the Corporation receives an additional $22,500 annual retainer. Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers who are employed by the Advisor or an affiliated company thereof receive no compensation nor expense reimbursement from the Corporation. Directors do not receive any pension or retirement benefits as a result of their service as a director of the Corporation.

The following table illustrates the compensation paid to the Independent Directors by the Corporation for the fiscal year ended October 31, 2010.

Name of Independent Director	Aggregate Compensation From TCW Funds, Inc.
Samuel P. Bell	$78,500
Matthew K. Fong	$58,000
John A. Gavin	$63,500
Patrick C. Haden	$86,000
Janet E. Kerr	$13,250
Peter McMillan	$13,250
Charles A. Parker	$63,500

Ms. Kerr and Mr. McMillan were elected directors of the Corporation in August 2010.

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The following table illustrates the total compensation paid to Corporation’s Independent Directors for the calendar year ended December 31, 2010 by TCW Strategic Income Fund, Inc. as well as from the Corporation. TCW Strategic Income Fund, Inc. is included solely because the Corporation’s Advisor, TCW Investment Management Company also serves as their investment advisor.

Name of Independent Director	For Service as Director and Committee Member of the TCW Strategic Income Fund, Inc.	Total Cash Compensation from TCW Funds, Inc. and TCW Strategic Income Fund, Inc.
Samuel P. Bell	$18,250	$96,750
Matthew K. Fong	$14,750	$72,750
John A. Gavin	$18,250	$81,750
Patrick C. Haden	$18,250	$104,250
Janet E. Kerr	$4,625	$17,875
Peter McMillan	$4,625	$17,875
Charles A. Parker	$18,250	$81,750

Retirement Policy

The Corporation has not adopted a retirement policy for directors.

Officers

The officers of the Corporation who are not also directors of the Corporation are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years(1)
Michael E. Cahill (60)*	Senior Vice President, General Counsel and Assistant Secretary	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; General Counsel, TCW Strategic Income Fund, Inc.

Peter A. Brown (55)*	Senior Vice President	Managing Director, the Advisor, The TCW Group Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President, TCW Strategic Income Fund, Inc.

Hilary G.D. Lord (54)*	Senior Vice President, Chief Compliance Officer	Managing Director and Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President and Chief Compliance Officer, TCW Strategic Income Fund, Inc.

Philip K. Holl (61)*	Secretary and Associate General Counsel	Senior Vice President and Associate General Counsel, the Advisor, Trust Company of the West and TCW Asset Management Company; Secretary, TCW Strategic Income Fund, Inc.

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David S. DeVito (48)*	Treasurer and Chief Financial Officer	Executive Vice President and Chief Administrative Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Director, Treasurer and Chief Financial Officer, TCW Strategic Income Fund, Inc.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of Trust Company of the West, TCW Asset Management Company and the Advisor is Assistant Treasurer of the Corporation.

INVESTMENT ADVISORY AGREEMENT

The Corporation and the Advisor are parties to an Investment Management and Advisory Agreement (“Advisory Agreement”). The Advisor was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. Société Générale Asset Management, S.A. may be deemed to be a control person of the Advisor by reason of its ownership of more than 25% of the outstanding voting stock of the TCW Group, Inc. Société Générale Asset Management, S.A., is a wholly-owned subsidiary of Société Générale, S.A. Under the Advisory Agreement, the Corporation retains the Advisor to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of the Corporation’s business affairs subject to control by the Board of Directors of the Corporation. The Advisor is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of each Fund’s investment objectives.

The Advisor furnishes to the Corporation office space at such places as are agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments and arranges for officers or employees of the Advisor to serve, without compensation from the Corporation, as officers, directors or employees of the Company if desired and reasonably required by the Corporation.

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The fee allocable to each Fund, payable monthly, is calculated daily by applying the annual investment advisory fee percent for the Fund to the Fund’s net asset value, except for the Asset Allocation Funds, which are not charged an investment advisory fee. Under the Advisory Agreement, the Asset Allocation Funds do not pay any amount to the Advisor as compensation for the services rendered, facilities furnished, and expenses paid by it. However, the Advisor serves as investment advisor to the Underlying Funds and is paid a fee by the Underlying Funds for providing such service. Accordingly, shareholders of the Asset Allocation Funds indirectly bear a portion of the fees paid by the Underlying Funds to the Advisor and other service providers, and the other expenses borne by the Underlying Funds. The annual management fee (as a percentage of average net asset value) for each Fund is as follows:

Equity Funds
TCW Concentrated Value Fund	0.65%
TCW Dividend Focused Fund	0.75%
TCW Growth Fund	0.75%
TCW Growth Equities Fund	1.00%
TCW Large Cap Growth Fund	0.65%
TCW Relative Value Large Cap Fund	0.75%
TCW Relative Value Small Cap Fund	0.90%
TCW Select Equities Fund	0.75%
TCW Small Cap Growth Fund	1.00%
TCW SMID Cap Fund	1.00%
TCW Value Opportunities Fund	0.80%
TCW Emerging Markets Equities Fund	1.00%
Fixed Income Funds
TCW Money Market Fund	0.25%
TCW Core Fixed Income Fund	0.40%
TCW Emerging Markets Income Fund	0.75%
TCW Emerging Markets Local Currency Income Fund	0.75%
TCW High Yield Bond Fund	0.75%
TCW Short Term Bond Fund	0.50%
TCW Total Return Bond Fund	0.50%

The Advisor has agreed to reduce its investment advisory fee or to pay the operating expenses of a Fund to the extent necessary to limit the Fund’s operating expenses to an amount not to exceed the trailing monthly expense ratio average for comparable funds as calculated by Lipper Inc.

45

The table below sets forth the investment advisory fee, exclusive of any expense reimbursement, paid by each Fund (except for the Asset Allocation Funds which have no investment advisory fee) for the period or year ended:

Fund	2010		2009	2008
TCW Concentrated Value Fund	$415,000		$391,000	$308,000
TCW Dividend Focused Fund	$4,799,000		$4,463,000	$10,154,000
TCW Growth Fund	$7,000		$5,000	$6,000	*
TCW Growth Equities Fund	$831,000		$307,000	$449,000
TCW Large Cap Growth Fund	$98,000		$111,000	$131,000
TCW Relative Value Large Cap Fund	$3,892,000		$3,776,000	$6,076,000
TCW Relative Value Small Cap Fund	$168,000		$149,000	$746,000
TCW Select Equities Fund	$3,791,000		$3,788,000	$13,130,000
TCW Small Cap Growth Fund	$5,113,000		$1,487,000	$1,012,000
TCW Value Opportunities Fund	$2,035,000		$1,716,000	$3,726,000
TCW Emerging Markets Equities Fund	$175,000	**	—	—
TCW Money Market Fund	$427,000		$1,071,000	$3,984,000
TCW Core Fixed Income Fund	$1,088,000		$763,000	$512,000
TCW Emerging Markets Income Fund	$3,190,000		$300,000	$217,000
TCW High Yield Bond Fund	$994,000		$705,000	$473,000
TCW Short Term Bond Fund	$327,000		$361,000	$367,000
TCW Total Return Bond Fund	$30,843,000		$25,686,000	$7,605,000

*	For the period January 2, 2008 (Commencement of Operations) through October 31, 2008
**	For the period ended December 14, 2009 (Commencement of Operations) through October 31, 2010

46

Except for expenses specifically assumed by the Advisor under the Advisory Agreement, each Fund bears all expenses incurred in its operations. Fund expenses include the fee of the Advisor; expenses of the Plan of Distribution pursuant to Rule 12b-1; compensation and expenses of directors who are not officers or employees of the Advisor; registration, filing and other fees in connection with filings with states and other regulatory authorities; fees and expenses of independent accountants; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer and dividend disbursing agent charges; brokerage fees and commissions and securities transaction costs; taxes and corporate fees; legal fees; the fees of any trade association; the costs of the administrator and fund accountant; compliance support services; the cost of stock certificates, if any, representing shares of the Fund; organizational expenses; expenses of shareholder and director meetings; the cost and expense of printing, including typesetting, and distributing prospectuses and supplements thereto to the Fund’s shareholders; premiums for the fidelity bond and any errors and omissions insurance; interest and taxes; and any other ordinary or extraordinary expenses incurred in the course of the Fund’s business. The 12b-1 fees relating to the Class N shares will be directly allocated to that class.

Each Asset Allocation Fund, as a shareholder of the Underlying Funds, also indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds in which it invests. Each Asset Allocation Fund’s expense ratios, as disclosed in the Funds’ prospectus, may be higher or lower depending on the allocation of the Asset Allocation Funds’ assets among the Underlying Funds and the actual expenses of the Underlying Funds.

The Advisory Agreement was approved by each Fund’s shareholders and will continue in effect as to each Fund initially for two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Directors of the Corporation or by the vote of a majority of the outstanding voting securities of the Fund, and (b) vote of a majority of the directors who are not “interested persons” of the Corporation or the Advisor (the Independent Directors), cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty at any time on 60 days’ written notice, by vote of a majority of the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement terminates automatically in the event of its assignment.

The Corporation has acknowledged that the name “TCW” is owned by TCW, the parent of the Advisor. The Corporation has agreed to change its name and the name of the Funds at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Corporation may enter is terminated.

The Advisory Agreement also provides that the Advisor shall not be liable to the Corporation for any actions or omissions if it acted in good faith without gross negligence, willful misfeasance, bad faith, or from reckless disregard of its duties.

In addition to the management fees discussed above, the Corporation and TCW Strategic Income Fund, Inc. reimburse the Advisor for certain regulatory compliance services pursuant to a written agreement. Under the terms of the agreement, the Corporation and TCW Strategic Income Fund, Inc. reimbursed the Advisor in the amount of $225,000 for the 2010 calendar year. The Corporation’s share was $217,068 This amount is allocated pro rata to each Fund based on relative net assets.

PORTFOLIO MANAGEMENT

Portfolio Manager Compensation

TCW Investment Management Corporation

The overall objective of the compensation program for portfolio managers is for the Advisor to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Advisor and its affiliates within The TCW Group (collectively, “TCW”). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

47

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the TCW Funds, including alternative investment products (as described below); the portfolio manger would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds. In the case of the Focused Equities Fund, the Russell 1000 Value rather than the S&P 500 is used to measure performance for purposes of the profit sharing percentage.

Certain accounts of TCW (but not the Funds) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include the performance fees. For investment strategies investing in marketable securities such as those employed in the Funds, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies, performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. “Alternative investment strategies” include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by the Funds or (b) strategies employed by the Funds that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds). In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

48

Equity Incentives. All portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager’s contribution to the success of TCW. Portfolio managers participating in the TCW 2001 or 2005 TCW Stock Option Plan will also generally participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are direct stockholders of TCW and/or Société Générale, as well.

Other Plans and Compensation Vehicles. Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Ownership of Securities and Other Managed Accounts

The first table set forth the dollar of securities of the Fund owned by each portfolio manager as of October 31, 2009. The second table sets forth certain information, as of October 31, 2010, regarding other accounts managed by the portfolio managers, including the managed Fund. Total assets in the second table are in millions. Certain portfolio managers invest in their investment strategy through investment vehicles other than the Funds.

49

Concentrated Value Fund

Portfolio Manager	None	$1 to $10 K	$10 K to $50 K	$50K to $100 K	$100 K to $500 K	$500K to $1 Mill	Over $1 Mill
Thomas McKissick						X
N. John Snider					X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas McKissick	1	$65.1	4	$110.1	25	$5,398.1	—	—	—	—	—	—
N. John Snider	1	$65.1	4	$110.1	25	$5,398.1	—	—	—	—	—	—

50

Dividend Focused Fund

Portfolio Manager	None	$1 to $10 K	$10 K to $50K	$50K to $100 K	$100 K to $500 K	$500K to $1 Mill	Over $1 Mill
Diane Jaffee					X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Diane Jaffee	4	$1,330.5	13	$1,460.7	60	$2,613.6	—	—	2	$719.9	—	—

51

Growth Fund

Portfolio Manager	None	$1 to $10 K	$10 K to $50 K	$50K to $100 K	$100 K to $500 K	$500 K to $1 Mill	Over $1 Mill
Derek Derman	X
Donald Evenson	X
Husam Nazer	X
Robert Park		X
Michael Reilly					X
R. Brendt Stallings	X
Anthony Valencia			X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Derek Derman	2	$21.5	6	$161.2	8	$3,253.4	—	—	1	$8.9	—	—
Donald Evenson	2	$21.5	6	$161.2	8	$3,253.4	—	—	1	$8.9	—	—
Husam Nazer	5	$962.6	11	$404.9	26	$2,388.5	—	—	1	$50.5	1	$623.4
Robert Park	1	$1.2	—	—	—	—	—	—	—	—	—	—
Michael Reilly	4	$27.2	—	—	—	—	—	—	—	—	—	—
R. Brendt Stallings	4	$319.8	11	$404.9	26	$2,388.5	—	—	1	$50.5	1	$623.4
Anthony Valencia	1	$1.2	—	—	—	—	—	—	—	—	—	—

52

Growth Equities Fund

Portfolio Manager	None	$1 to $10 K	$10 K to $50 K	$50 K to $100 K	$100 K to $500 K	$500K to $1 Mill	Over $1 Mill
R. Brendt Stallings						X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
R. Brendt Stallings	4	$319.8	11	$404.9	26	$2,388.5	—	—	1	50.5	1	$623.4

Large Cap Growth Fund

Portfolio Manager	None	$1 to $10 K	$10 K to $50 K	$50K to $100 K	$100 K to $500 K	$500K to $1 Mill	Over $1 Mill
Derek Derman				X
Donald Evenson					X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Derek Derman	2	$10.5	6	$161.2	8	$3,253.4	—	—	1	$8.9	—	—
Donald Evenson	2	$10.5	6	$161.2	8	$3,253.4	—	—	1	$8.9	—	—

53

Relative Value Large Cap Fund

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Diane Jaffee					X
Matthew Spahn					X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Diane Jaffee	4	$1,330.5	13	$1,460.7	60	$2,613.6	—	—	2	$719.9	—	—
Matthew Spahn	1	$442.3	—	—	—	—	—	—	—	—	—	—

Relative Value Small Cap Fund

Portfolio Manager	None	$1 to $10 K	$10 K to $50 K	$50 K to $100 K	$100 K to $500 K	$500K to $1 Mill	Over $1 Mill
Diane Jaffee							X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Diane Jaffee	4	$1,330.5	13	$1,460.7	60	$2,613.6	—	—	2	$719.9	—	—

54

Select Equities Fund

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Craig Blum					X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Craig Blum	2	$757.6	9	$528.9	50	$2,530.6	—	—	3	$57.1	2	$358.8

Small Cap Growth Fund

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Husam H. Nazer					X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Husam H. Nazer	5	$962.6	11	$404.9	26	$2,388.5	—	—	1	$50.5	1	$623.4

55

SMID Cap Growth Fund (1)

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Husam H. Nazer					X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Husam H. Nazer	5	$962.6	11	$404.9	26	$2,388.5	—	—	1	$50.5	1	$623.4

(1)	Fund did not commence operations until November 1, 2010.

Value Opportunities Fund

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
John Gibbons					X
Susan Suvall					X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John Gibbons	4	$636.2	6	$99.8	6	$563.1	—	—	—	—	1	$208.4
Susan Suvall	4	$636.2	6	$99.8	6	$563.1	—	—	—	—	1	$208.4

56

Emerging Markets Equities Fund

Portfolio Manager	None	$1 to $10 K	$10K to $50 K	$50K to $100 K	$100K to $500 K	$500K to $1 Mill	Over $1 Mill
Mark H. Madden					X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mark H. Madden	1	$24.5	—	—	—	—	—	—	—	—	—	—

57

Emerging Markets Local Currency Income Fund

Portfolio Manager	None	$1 to $10 K	$10 K to $50 K	$50K to $100 K	$100 K to $500 K	$500K to $1 Mill	Over $1 Mill
Penelope D. Foley(1)	X
David Robbins (1)	X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Penelope D. Foley(1)	1	$1,112.1	6	$2,048.3	—	—	—	—	2	$1,352.9	—	—
David Robbins(1)	1	$1,112.1	6	$2,048.3	—	—	—	—	2	$1,352.9	—	—

(1)	Appointed a portfolio manager December 2010. Fund registration not effective until December 2010.

58

Emerging Markets Income Fund

Portfolio Manager	None	$1 to $10 K	$10 K to $50 K	$50K to $100 K	$100 K to $500 K	$500K to $1 Mill	Over $1 Mill
Penelope D. Foley					X
David Robbins							X
Javier Segovia				X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Penelope D. Foley	1	$1,112.1	6	$2,048.3	—	—	—	—	2	$1,352.9	—	—
David Robbins	1	$1,112.1	6	$2,048.3	—	—	—	—	2	$1,352.9	—	—
Javier Segovia	1	$1,112.1	—	—	—	—	—	—	—	—	—	—

59

Core Fixed Income Fund

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Stephen M. Kane(1)	X
Laird R. Landmann(1)	X
Tad Rivelle	X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Stephen M. Kane(1)	20	$17,616.8	67	$12,843.5	262	$24,459.3	1	$11.6	34	$8,768.7	9	$1,314.5
Laird R. Landmann(1)	19	$17,607.2	67	$12,843.5	256	$24,077.5	—	—	34	$8,768.7	3	$932.7
Tad Rivelle	23	$23,382.9	67	$12,843.5	262	$24,459.3	1	$11.6	34	$8,768.7	9	$1,314.5

(1)	Appointed Portfolio Manager February 2011

60

High Yield Bond Fund

Portfolio Manager	None	$1 to $10 K	$10K to $50K	$50K to $100 K	$100 K to $500 K	$500K to $1 Mill	Over $1 Mill
James Farnham(1)	X
Laird R. Landmann(2)	X
Giovanni Nucci(1)	X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
James Farnham(1)	7	$7,711.2	4	$777.9	4	$348.0	—	—	—	—	—	—
Laird R. Landmann(2)	19	$17,607.2	67	$12,843.5	256	$24,077.5	—	—	34	$8,768.7	3	$932.7
Giovanni Nucci(1)	7	$7,711.2	1	$692.4	—	—	—	—	—	—	—	—

(1)	Appointed Portfolio Manager January 2011
(2)	Appointed Portfolio Manager February 2011

Short Term Bond Fund

Portfolio Manager	None	$1 to $10 K	$10 K to $50 K	$50K to $100 K	$100 K to $500 K	$500K to $1 Mill	Over $1 Mill
Stephen M. Kane(1)	X
Laird R. Landmann(1)	X
Tad Rivelle	X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Stephen M. Kane(1)	20	$17,616.8	67	$12,843.5	262	$24,459.3	1	$11.6	34	$8,768.7	9	$1,314.5
Laird R. Landmann(1)	19	$17,607.2	67	$12,843.5	256	$24,077.5	—	—	34	$8,768.7	3	$932.7
Tad Rivelle	23	$23,382.9	67	$12,843.5	262	$24,459.3	1	$11.6	34	$8,768.7	9	$1,314.5

(1)	Appointed Portfolio Manager February 2011

61

Total Return Bond Fund

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Mitch Flack	X
Tad Rivelle	X
Bryan Whalen					X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mitch Flack	2	$5,654.5	47	$10,858.1	39	$2,730.0	—	—	31	$8,637.1	1	$279.0
Tad Rivelle	23	$23,382.9	67	$12,843.5	262	$24,459.3	1	$11.6	34	$8,768.7	9	$1,314.8
Bryan Whalen	2	$5,654.5	49	$10,965.2	39	$2,730.0	—	—	33	$8,774.2	1	$279.0

62

Global Conservative Allocation Fund

Portfolio Manager	None	$1 to $10 K	$10 K to $50 K	$50K to $100 K	$100 K to $500 K	$500K to $1 Mill	Over $1 Mill
Adam Coppersmith	X
Stephen Kane	X
Laird Landmann	X
Tad Rivelle	X
Michael Reilly	X
Komal Sri-Kumar	X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Adam Coppersmith	3	$6.0	—	—	—	—	—	—	—	—	—	—
Stephen Kane	20	$17,616.8	67	$12,843.5	262	$24,459.3	1	$11.6	34	$8,768.7	9	$1,314.5
Laird Landmann	19	$17,607.2	67	$12,843.5	256	$24,077.5	—	—	34	$8,768,7	3	$932.7
Tad Rivelle	23	$23,382.9	67	$12,843.5	262	$24,459.3	1	$11.6	34	$8,768.7	9	$1,314.5
Michael Reilly	4	$6.9	—	—	—	—	—	—	—	—	—	—
Komal Sri-Kumar	3	$6.0	5	$618.9	—	—	—	—	1	$33.2	—	—

63

Global Moderate Allocation Fund

Portfolio Manager	None	$1 to $10 K	$10 K to $50 K	$50K to $100 K	$100 K to $500 K	$500K to $1 Mill	Over $1 Mill
Adam Coppersmith	X
Stephen Kane	X
Laird Landmann	X
Tad Rivelle	X
Michael Reilly	X
Komal Sri-Kumar					X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Adam Coppersmith	3	$6.0	—	—	—	—	—	—	—	—	—	—
Stephen Kane	20	$17,616.8	67	$12,843.5	262	$24,459.3	1	$11.6	34	$8,768.7	9	$1,314.5
Laird Landmann	19	$17,607.2	67	$12,843.5	256	$24,077.5	—	—	34	$8,768.7	3	$932.7
Tad Rivelle	23	$23,382.9	67	$12,843.5	262	$24,459.3	1	$11.6	34	$8,768.7	9	$1,314.5
Michael Reilly	4	$6.9	—	—	—	—	—	—	—	—	—	—
Komal Sri-Kumar	3	$6.0	5	$618.9	—	—	—	—	1	$33.2	—	—

64

Global Flexible Allocation Fund

Portfolio Manager	None	$1 to $10 K	$10 K to $50 K	$50K to $100 K	$100 K to $500 K	$500K to $1 Mill	Over $1 Mill
Adam Coppersmith	X
Stephen Kane	X
Laird Landmann	X
Tad Rivelle	X
Michael Reilly	X
Komal Sri-Kumar					X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Adam Coppersmith	3	$6.0	—	—	—	—	—	—	—	—	—	—
Stephen Kane	20	$17,616.8	67	$12,843.5	262	$24,459.3	1	$11.6	34	$8,768.7	9	$1,314.5
Laird Landmann	19	$17,607.2	67	$12,843.5	256	$24,077.5	—	—	34	$8,768.7	3	$932.7
Tad Rivelle	23	$23,382.9	67	$12,843.5	262	$24,459.3	1	$11.6	34	$8,768.7	9	$1,314.5
Michael Reilly	4	$6.9	—	—	—	—	—	—	—	—	—	—
Komal Sri-Kumar	3	$6.0	5	$618.9	—	—	—	—	1	$33.2	—	—

65

Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing percentage than the portfolio manager’s fee sharing percentage with respect to a Fund. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Funds.

DISTRIBUTION OF COMPANY SHARES

TCW Funds Distributors (“Distributor”) 865 South Figueroa Street, Los Angeles, CA 90017 serves as the nonexclusive distributor of each class of the Company’s shares pursuant to an Amended and Restated Distribution Agreement (“Distribution Agreement”) with the Corporation which is subject to approval by the Board. The Distribution Agreement is terminable without penalty, on not less than 60 days’ notice, by the Corporation’s Board of Directors, by vote of holders of a majority of the Corporation’s shares, or by the Distributor. The Distributor receives no compensation from the Corporation except payments pursuant to the Corporation’s distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). The Distributor is affiliated with the Advisor.

The Corporation offers two classes of shares: Institutional Class or Class I shares and Class N or Investor Class shares. Class I shares are offered primarily for direct investment by investors and the Asset Allocation Funds. Class N shares are offered through firms which are members of the Financial Industry Regulatory Authority (“FINRA”), and which have dealer agreements with the Distributor and other financial intermediaries.

The Corporation has adopted a Plan Pursuant to Rule 18f-3 under the 1940 Act (“Rule 18f-3 Plan”). Under the Rule 18f-3 Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

The Corporation also has adopted a Distribution Plan with respect to the Class N shares of each Fund. Under the terms of the Distribution Plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services. For the fiscal year ended October 31, 2010, the Corporation’s Class N shares paid $9,014,000 in the aggregate. Payments were made to firms that are members of FINRA and other financial intermediaries for distribution and related services. Under the terms of the Distribution Plan, services which a firm will provide may include, but are not limited to, the following functions: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Class N shares; and assisting investors in completing application forms and selecting dividend and other account options. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other sales charges.

66

The following table sets forth the amounts of distribution payments made to broker-dealers and other financial intermediaries by each Fund’s N Class for the fiscal year ended October 31, 2010:

Class N
TCW Concentrated Value Fund	$74,000
TCW Dividend Focused Fund	$1,470,000
TCW Growth Fund	$1,000
TCW Growth Equities Fund	$15,000
TCW Large Cap Growth Fund	$1,000
TCW Relative Value Large Cap Fund	$232,000
TCW Relative Value Small Cap Fund	$32,000
TCW Select Equities Fund	$327,000
TCW Small Cap Growth Fund	$437,000
TCW Value Opportunities Fund	$122,000
TCW Core Fixed Income Fund	$217,000
TCW High Yield Bond Fund	$133,000
TCW Total Return Bond Fund	$5,524,000
TCW Emerging Markets Equities Fund	$11,000
TCW Emerging Markets Income Fund	$418,000

The distribution payments by each Asset Allocation Fund is less than $1,000.

The Distribution Plan provides that it may not be amended to materially increase the costs which Class N shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Class N and by vote of a majority of both (i) the Board of Directors of the Corporation, and (ii) those Directors of the Corporation who are not “interested persons” of the Corporation (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

The Distribution Plan was initially approved by the Corporation’s Board of Directors on December 17, 1998 and provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the vote of a majority of both (i) the Board of Directors of the Corporation, and (ii) those Directors of the Corporation who are not “interested persons” of the Corporation (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

67

Payments by the Advisor

Set forth below is a list of the member firms of the Financial Industry Regulatory Authority (“FINRA”) to which the Advisor, or its affiliates made payments out of their revenues in connection with the sale and distribution of the Funds’ shares or for services to the Funds and their shareholders for the year ended December 31, 2010. Such payments are in addition to any Distribution Plan amounts paid to such FINRA member firms. The payments are discussed in detail in the Prospectus under the title “Payments by the Advisor.” Any additions, modifications, or deletions to the FINRA member firms identified in this list since December 31, 2010, are not reflected:

FINRA member firm

Charles Schwab & Co., Inc.

Citigroup Global Markets, Inc.

E*Trade Securities, LLC

Fidelity Investments Institutional Services Company, Inc.

GWFS Equities, Inc.

LPL Financial Corporation

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Mid Atlantic Capital Corporation

Morgan Stanley & Co. Incorporated

MSCS Financial Services, LLC

Newport Group Securities, Inc.

Pershing LLC

Prudential Investment Management Services, LLC

Raymond James & Associates, Inc.

RBC Dain Rauscher

TD Ameritrade, Inc.

UBS Financial Services Incorporated

In addition to member firms of FINRA, payments are also made to their selling and shareholder servicing agents that sell shares of or provide services to the funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class’ shares outstanding as of December 31, 2010. A shareholder who beneficially owns 25% or more of a Fund is presumed to “control” that Fund and such shareholders will be able to affect the outcome of matters presented for a vote of that Fund’s shareholders.

Class I

Concentrated Value Fund

Mac & Co.

Mutual Fund Operations

P.O. Box 3198

Pittsburgh, PA 15230

44.38%

Parker Childrens Trust

P.O. Box 8028

Naples, FL 34101

11.21%

68

Charles Schwab & Co., Inc. Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

10.22% owned of record

Mann Family Trust

c/o Trust Company of the West

865 S. Figueroa St.

Los Angeles, CA 90017

9.60%

Dividend Focused Fund

IBEW Pension Benefit Trust

5735 Elizabeth St.

St. Louis, MO 63110

42.06%

LPL Financial FBO Customer Accounts

P.O. Box 509046

San Diego, CA 92150

35.16% owned of record

Growth Fund

Societe Generale Asset Management S.A.

170 Place Henri Regnault

92043 Paris La Defense

France

99.39%

Growth Equities Fund

Societe Generale Asset Management S.A.

170 Place Henri Regnault

92043 Paris La Defense

France

36.29%

Tifkat LP

221 E. Walnut St.

Pasadena, CA 91101

5.50%

Large Cap Growth Fund

Jana Hackett Trust

c/o Trust Company of the West

865 S. Figueroa St.

Los Angeles, CA 90017

22.78%

69

Mann Family Trust

c/o Trust Company of the West

865 S. Figueroa St.

Los Angeles, CA 90017

19.92%

Norman Friedman Revocable Trust

c/o Trust Company of the West

865 S. Figueroa St.

Los Angeles, CA 90017

7.64%

Shoemaker Grandchildrens Trust

c/o Trust Company of the West

865 S. Figueroa St.

Los Angeles, CA 90017

5.60%

McKernan Family Trust

c/o Trust Company of the West

865 S. Figueroa St.

Los Angeles, CA 90017

5.51%

Relative Value Large Cap Fund

Prudential Investment Management FBO Clients

100 Mulberry St.

Newark, NJ 07162

42.86% owned of record

Charles Schwab & Co., Inc. Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

11.49% owned of record

Wells Fargo Bank NA Omnibus Account

1525 West WT Harris Blvd.

Charlotte, NC 28288

6.01% owned of record

Relative Value Small Cap Fund

Diane E. Jaffee

c/o Trust Company of the West

865 S. Figueroa St.

Los Angeles, CA 90017

74.05%

Select Equities Fund

Charles Schwab & Co., Inc. Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

29.31% owned of record

70

NFS LLC Custodian

100 Magellan Way

Covington, KY 41015

15.50% owned of record

Merrill Lynch Pierce Fenner & Smith FBO Clients

4800 Deer Lake Drive East

Jacksonville, FL 32246

7.56% owned of record

Prudential Investment Management FBO Clients

100 Mulberry St.

Newark, NJ 07102

5.46% owned of record

NFS LLC Custodian Dow Chemical

82 Devonshire

Boston, MA 02109

5.22%

Small Cap Growth Fund

Prudential Investment Management FBO Clients

100 Mulberry St.

Newark, NJ 07102

20.09% owned of record

Charles Schwab & Co., Inc. Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

14.20% owned of record

NFS LLC FBO

Marshall & Ilsey Trust Co.

Suite 400

Milwaukee, WI 53224

7.66% owned of record

SMID Cap Growth Fund

TCW Capital Investment Corporation

865 S. Figueroa St.

Los Angeles, CA 90017

62.48%

Robert & Denise Hanisee

c/o Trust Company of the West

865 S. Figueroa St.

Los Angeles, CA 90017

22.39%

Mellon Bank NA Genzer IRA

245 Stony Branch Trail

Chapel Hill, NC 27516

6.24%

71

Value Opportunities Fund

Citigroup Global Markets, Inc. FBO Customers

333 West 34th Street

New York, NY 10001

34.15% owned of record

Charles Schwab & Co., Inc. Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

13.69% owned of record

Mac & Co.

Mutual Fund Operations

P.O. Box 3198

Pittsburgh, PA 15230

7.37%

Emerging Markets Equities Fund

Charles Schwab & Co. Inc., Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

63.50% owned of record

Societe Generale Asset Management S.A.

170 Place Henri Regnault

92043 Paris La Defense

France

28.26%

Emerging Markets Local Currency Income Fund

TCW Capital Investment Corporation

865 S. Figueroa St.

Los Angeles, CA 90017

94.43%

Emerging Markets Income Fund

Municipal Employees Retirement System of Michigan

1134 Municipal Way

Lansing, MI 48917

31.32%

Merrill Lynch Pierce Fenner & Smith Inc. FBO Clients

4800 Deer Lake Drive East

Jacksonville, FL 32246

12.76% owned of record

Charles Schwab & Co. Inc., Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

9.28% owned of record

72

Prudential Investment Management FBO Clients

100 Mulberry St.

Newark, NJ 07102

6.98% owned of record

Core Fixed Income Fund

Merrill Lynch Pierce Fenner & Smith FBO Clients

4800 Deer Lake Drive East

Jacksonville, FL 32246

13.22% owned of record

National Fuel Gas Company Retirement Plan

6363 Main St.

Williamsville, NY 14221

9.75%

Charles Schwab & Co., Inc. Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

8.61% owned of record

High Yield Bond Fund

TD Ameritrade Inc. FBO Customers

P.O. Box 2226

Omaha, NE 68103

19.97% owned of record

Charles Schwab & Co., Inc. Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

16.01% owned of record

Money Market Fund

Charles Schwab & Co., Inc. Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

17.38% owned of record

Orchard Trust Co. FBO Putnam Investments

8515 Orchard Rd.

Greenwood Village, CO 80111

13.50% owned of record

Childrens Hospital

P.O. Box 27980

Los Angeles, CA 90027

12.07%

Mac & Co. Custodian

Mutual Fund Operations

P.O. Box 3198

Pittsburgh, PA 15230

7.18%

73

Edward D. Robson Trust

c/o Trust Company of the West

865 S. Figueroa St.

Los Angeles, CA 90017

5.76%

SG Americas Securities LLC FBO Customers

1221 Avenue of the Americas

New York, NY 10020

5.17% owned of record

Short Term Bond Fund

Societe Generale Asset Management S.A.

170 Place Henri Regnault

92043 Paris La Defense

France

52.10%

LPL Financial FBO Customer Accounts

P.O. Box 509046

San Diego, CA 92150

18.94% owned of record

Total Return Bond Fund

Merrill Lynch Pierce Fenner & Smith Inc. FBO Clients

4800 Deer Lake Drive East

Jacksonville, FL 32246

27.97% owned of record

Charles Schwab & Co., Inc. Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

11.00% owned of record

Prudential Investment Management FBO Clients

100 Mulberry St.

Newark, NJ 07102

7.19% owned of record

Global Conservative Allocation Fund

Gilmore Foundation

c/o Trust Company of the West

865 S. Figueroa St.

Los Angeles, CA 90017

53.32%

Blackman McClure Living Trust

c/o Trust Company of the West

865 S. Figueroa St.

Los Angeles, CA 90017

22.38%

74

Charles Schwab & Co., Inc. Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

14.87% owned of record

Phyllis Cassano

26 Michaelson Dr.

Mount Laurel, NJ 08054

5.23%

Global Moderate Allocation Fund

Daniel Donahue Trusts

c/o Trust Company of the West

865 S. Figueroa St.

Los Angeles, CA 90017

26.42%

Mellon Bank Cust FBO Severy IRA

P.O. Box 30

San Jose, NM 87565

11.43%

Shannon Family Foundation

14081 Summit Dr.

Whittier, CA 90602

10.28%

Charles Schwab & Co., Inc. Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

9.64% owned of record

McMahon Charitable Remainder Trust

c/o Trust Company of the West

865 S. Figueroa St.

Los Angeles, CA 90017

7.90%

Mellon Bank Cust FBO Domingo IRA

c/o Trust Company of the West

865 S. Figueroa St.

Los Angeles, CA 90017

6.76%

Global Flexible Allocation Fund

Charles Schwab & Co., Inc. Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

85.22%% owned of record

75

Hugh O’Brien Youth Leadership Foundation

32155 Cedar Valley Dr.

Westlake Village, CA 91362

14.78%

Class N

Concentrated Value Fund

Societe Generale Asset Management S.A.

170 Place Henri Regnault

92043 Paris La Defense

France

95.81%

Dividend Focused Fund

National Financial Services Corp. FBO Clients

200 Liberty St.

New York, NY 10281

61.51% owned of record

Charles Schwab & Co., Inc. Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

11.71% owned of record

Growth Fund

Societe Generale Asset Management S.A.

170 Place Henri Regnault

92043 Paris La Defense

France

98.71%

Growth Equities Fund

Charles Schwab & Co., Inc. Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

49.21% owned of record

Prudential Investment Management FBO Clients

100 Mulberry St.

Newark, NJ 07162

13.80% owned of record

National Financial Services Corp. FBO Customers

200 Liberty St.

New York, NY 10281

8.48% owned of record

76

Large Cap Growth Fund

TD Ameritrade Inc. FBO Customers

P.O. Box 2226

Omaha, NE 68103

96.00% owned of record

Relative Value Large Cap Fund

Citigroup Global Markets Inc. FBO Customers

333 W. 34th St.

New York, NY 10001

42.33% owned of record

Prudential Investment Management FBO Clients

100 Mulberry St.

Newark, NJ 07162

14.95% owned of record

Relative Value Small Cap Fund

National Financial Services Corp. FBO Customers

200 Liberty St.

New York, NY 10281

11.87% owned of record

Citigroup Global Markets Inc. FBO Customers

333 W. 34th St.

New York, NY 10001

9.55% owned of record

Charles Schwab & Co., Inc. Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

6.72% owned of record

Prudential Investment Management FBO Clients

100 Mulberry St.

Newark, NJ 07162

6.62% owned of record

Select Equities Fund

National Financial Services Corp. FBO Customers

200 Liberty St.

New York, NY 10281

27.86% owned of record

Charles Schwab & Co., Inc. Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

22.01% owned of record

Prudential Investment Management FBO Clients

100 Mulberry St.

Newark, NJ 07162

5.35% owned of record

77

Small Cap Growth Fund

Citigroup Global Markets Inc. FBO Clients

333 West 34th Street

New York, NY 10001

23.19% owned of record

Charles Schwab & Co., Inc. Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

21.60% owned of record

National Financial Services Corp. FBO Customers

200 Liberty St.

New York, NY 10281

21.13% owned of record

TD Ameritrade Inc. FBO Customers

P.O. Box 2226

Omaha, NE 68103

6.41% owned of record

SMID Cap Growth Fund

TCW Capital Investment Corporation

865 S. Figueroa St.

Los Angeles, CA 90017

100%

Value Opportunities Fund

Charles Schwab & Co., Inc. Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

7.22% owned of record

Prudential Investment Management FBO Clients

100 Mulberry St.

Newark, NJ 07102

6.47% owned of record

Citigroup Global Markets Inc. FBO Clients

333 West 34th Street

New York, NY 10001

5.05% owned of record

Emerging Markets Equities Fund

Societe Generale Asset Management S.A.

170 Place Henri Regnault

92043 Paris La Defense

France

97.71%

78

Emerging Markets Local Currency Income Fund

TCW Capital Investment Corporation

865 S. Figueroa St.

Los Angeles, CA 90017

100%

Emerging Markets Income Fund

National Financial Services Corp. FBO Customers

200 Liberty St.

New York, NY 10281

25.29% owned of record

Charles Schwab & Co., Inc. Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

13.70% owned of record

Citigroup Global Markets Inc. FBO Clients

333 West 34th Street

New York, NY 10001

7.15% owned of record

Core Fixed Income Fund

National Financial Services Corp. FBO Customers

200 Liberty St.

New York, NY 10281

36.81% owned of record

Charles Schwab & Co., Inc. Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

18.72% owned of record

Citigroup Global Markets Inc. FBO Clients

333 West 34th Street

New York, NY 10001

5.75% owned of record

High Yield Bond Fund

National Financial Services Corp. FBO Customers

200 Liberty St.

New York, NY 10281

54.20% owned of record

Charles Schwab & Co., Inc. Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

26.82% owned of record

TD Ameritrade Inc. FBO Customers

P.O. Box 2226

Omaha, NE 68103

7.37% owned of record

79

Total Return Bond Fund

National Financial Services Corp. FBO Customers

200 Liberty St.

New York, NY 10281

24.25% owned of record

Charles Schwab Reinvestment Account

101 Montgomery St.

San Francisco, CA 94104

11.46% owned of record

Citigroup Global Markets Inc. FBO Clients

333 West 34th Street

New York, NY 10001

10.20% owned of record

Global Conservative Allocation Fund

Societe Generale Asset Management S.A.

170 Place Henri Regnault

92043 Paris La Defense

France

44.46%

RBC Capital Markets FBO Customers

3873 South Dr.

Fort Worth, TX 76109

14.22% owned of record

LPL Financial FBO Customer Accounts

P.O. Box 509046

San Diego, CA 92150

7.61% owned of record

Global Moderate Allocation Fund

Societe Generale Asset Management S.A.

170 Place Henri Regnault

92043 Paris La Defense

France

97.78%

Global Flexible Allocation Fund

Societe Generale Asset Management S.A.

170 Place Henri Regnault

92043 Paris La Defense

France

100%

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ADMINISTRATION AGREEMENT

State Street Bank and Trust Company (“Administrator”) serves as the administrator of the Corporation pursuant to an Administration Agreement. Under the Administration Agreement, the Administrator will provide certain accounting and administrative services to the Corporation, including: fund accounting; calculation of the daily net asset value of each Fund; monitoring the Corporation’s expense accruals; calculating monthly total return and yield figures; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Corporation; and preparing the Corporation’s Form N-SAR. The Administrator receives an accounting and administration fee based on the combined assets of the Corporation and TCW Strategic Income Fund, Inc. as follows: 0.0210% of the first $10 billion in assets; 0.0100% of the next $10 billion in assets; and 0.0075% thereafter. For the fiscal years ended October 31, 2010, 2009, and 2008, the Administrator received accounting and administration fees of $3,561,000, $2,887,000; and $2,984,000.

CODE OF ETHICS

The Advisor and Distributor are subject to the Code of Ethics with respect to investment transactions in which the Advisor’s officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics permits personnel subject to the Code to invest in securities, including securities that may be held by the Corporation. The Code of Ethics contains several restrictions and procedures designed to eliminate conflicts of interest including: (1) pre-clearance of non-exempt personal securities transactions; (2) quarterly reporting of personal securities transactions; (3) a prohibition against acquiring a security in an initial public offering, entering into uncovered short sales and writing uncovered options; (4) a ten day “black out period” prior or subsequent to a client transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a client of such manager; (5) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities, within 60 calendar days; (6) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction; (7) a prohibition of the purchase of securities offered in a hedge fund, other private placement or limited offering (other than certain TCW-sponsored offerings) except with prior approval of designated officers; (8) a prohibition of a purchase, without prior disclosure to a designated officer, on behalf of a client through a private placement of a security of an issuer or its affiliate, if a member of the department purchasing the security has a beneficial interest in the issuer or affiliate; (9) a prohibition of acquiring any third party mutual fund advised or sub-advised by TCW; and (10) limitations on specified trading, redemption, and reallocation practices involving the TCW Funds and the TCW Profit Sharing and Savings Plan. The Code of Ethics also contains the following policies:

1. A policy statement on insider trading that provides generally that no officer, director or employee of TCW (1) may buy or sell a security either for themselves or others while in possession of material non-public information about the company, or (2) communicate material, non-public information to others who have no official need to know. The policy statement provides guidance about what is material non-public information, lists common examples of situations in which TCW personnel could obtain that information, and describes TCW’s procedures regarding securities maintained on its “Restricted Securities List” and for establishing Chinese Walls. It also identifies parties to contact for questions in connection with the requirements of the policy statement.

2. A policy governing gifts, payments and preferential treatment, that includes an approval process for specific categories of gifts and entertainment provided to TCW employees.

3. A policy governing an employee’s activities outside of their employment with TCW, including outside employment, service as a director or in a similar capacity, fiduciary appointments, participation in public affairs and service as treasurer of clubs, houses of worship and lodges.

4. A policy on political activities and contributions, containing general rules governing contributions and solicitation, responsibility of individuals for personal contribution limits, pre-clearance of certain contributions to state and local candidates, and rules for political activities on TCW premises and for using TCW resources.

5. A policy containing confidentiality requirements.

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6. A policy encouraging employees to report illegal activity or activities not in compliance with TCW’s formal written policies and procedures, including the Code of Ethics.

Certain of the procedures listed above contain exceptions under specific circumstances. In addition, the Advisor’s Code of Ethics provides both for different compliance procedures in certain circumstances and that exemptive relief may be given from certain of its requirements, upon application.

DISCLOSURE OF PORTFOLIO INFORMATION

It is the policy of the Corporation to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end (the “Portfolio Holdings”) to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter). These complete holdings lists are not contained on the Funds’ website. Top ten quarter-end holdings lists for each TCW U.S. Equity Fund and the TCW Emerging Markets Equities, TCW Emerging Markets Income and TCW High Yield Bond Funds are posted on the Funds’ website at www.tcw.com.

Shareholders and others who wish to obtain Portfolio Holdings for a particular month may make a request by contacting the Funds between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, toll free at (877) 829-4768 beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for Portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for Portfolio Holdings may be accepted.

Persons making requests will be asked to provide their name and a mailing address, e-mail address or fax number. The Funds reserve the right to refuse to fulfill a request if they believe that providing Portfolio Holdings would be contrary to the best interests of the Funds. Such decisions are made by personnel of the Advisor of the Title of Senior Vice President or higher.

In addition to the policy stated above, the Funds may disclose Portfolio Holdings at other times to analysts or ratings agencies. Personnel of the Advisor of a title of Senior Vice President or higher are permitted to authorize the release of the Funds’ Portfolio Holdings, as necessary, in conformity with the procedures. The disclosure of Portfolio Holdings in this context is conditioned on the recipient agreeing to treat such Portfolio Holdings as confidential (provided that analysts and rating agencies may publish portfolio positions upon the consent of personnel of the Advisor of the title of Senior Vice President or higher, under circumstances where such personnel determine that such information is publicly available through the Funds’ website or by other means, or will become publicly available through such publication), and to not allow the Portfolio Holdings to be used by it or its employees in connection with the purchase or sale of shares of the Funds. In addition, Portfolio Holdings are provided or otherwise available to third-party service providers of the Funds, including the Funds’ custodian, pricing services, broker-dealers to facilitate trading and administrators, as necessary for the provision of services to the Funds. No compensation is received by the Funds or the Advisor in connection with the disclosure of portfolio holdings information.

Separate account and unregistered product clients (“Clients”) of the Advisor or its affiliates have access to their portfolio holdings and prospective clients have access to representative portfolio holdings. These Clients and prospective clients are not subject to the Corporation’s Portfolio Holdings Policy. Some of these Clients have substantially similar or identical investment objectives and strategies to certain Funds. They, therefore, have similar, and in certain cases nearly identical, portfolio holdings as the Funds.

PROXY VOTING GUIDELINES

The following information is a summary of the proxy voting guidelines of the Advisor. The Board of Directors of the Corporation has delegated the Corporation’s proxy voting authority to the Advisor except for with respect to the Asset Allocation Funds. The Asset Allocation Funds, in their capacity as a shareholder of the Underlying Funds, may be requested to vote on matters pertaining to the Underlying Funds. If an Underlying Fund calls a shareholder meeting and solicits proxies, the Asset Allocation Funds will vote their shares in the Underlying Fund in the same proportion as the vote of all other shareholders in the Underlying Fund, unless the Board authorizes the Advisor, on behalf of the Asset Allocation Funds, to vote in some other manner.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (877-829-4768) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

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When the Corporation receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Corporation’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Corporation, shall prepare and file Form N-PX with the SEC not later than August 31 of each year, which shall include the Corporation’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Corporation’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Corporation receives a request for the Corporation’s proxy voting record, it will send the information disclosed in the Corporation’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Corporation also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

TCW INVESTMENT MANAGEMENT COMPANY

SUMMARY OF PROXY VOTING GUIDELINES

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In certain limited circumstances, particularly in the area of structured financing, TCW may enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations.

Philosophy

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW’s underlying philosophy, however, is that its portfolio managers, who are

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primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.

Overrides and Conflict Resolution

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, she will obtain the approval of TCW’s Director of Research (the “Director of Research”) for the vote before submitting it. The Director of Research will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, he or she may elect to convene the Proxy Committee.

It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly. On the other hand, if a potential conflict of interest arises, and there is no predetermined vote, or the Guidelines themselves refer such vote to the portfolio manager for decisions, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW. A relationship will be deemed not to be material, and no further conflict analysis will be required if the assets managed for that client by TCW represent, in the aggregate, 0.25% (25 basis points) or less of TCW’s total assets under management. On the other hand, if the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) of TCW’s total assets under management then the Proxy Committee will investigate whether the relationship should be deemed to be material under the particular facts and circumstances. If the relationship is deemed not to be material, then no further conflict analysis will be required. If a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If the Proxy Specialist confirms that such Board member is not the portfolio manager and, that the portfolio manager has not spoken with such Board member, then such conflict of interest will not be deemed to be material. If, on the other hand, either the particular Board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular Board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities. The vote by the Proxy Committee will be documented.

Third, a potential conflict of interest may arise if the issuer is an affiliate of TCW. It is currently not anticipated that this would be the case, but if this were to arise TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

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Finally, if any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. To obtain proxy voting records, a client should contact the Proxy Specialist.

TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers whether or not to vote an international proxy based on the particular facts and circumstances. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

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Governance

•	For director nominees in uncontested elections

•	For management nominees in contested elections

•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

•	For changing the company name

•	For approving other business

•	For adjourning the meeting

•	For technical amendments to the charter and/or bylaws

•	For approving financial statements

Capital Structure

•	For increasing authorized common stock

•	For decreasing authorized common stock

•	For amending authorized common stock

•	For the issuance of common stock, except against if the issued common stock has superior voting rights

•	For approving the issuance or exercise of stock warrants

•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For decreasing authorized preferred stock

•	For canceling a class or series of preferred stock

•	For amending preferred stock

•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•	For eliminating preemptive rights

•	For creating or restoring preemptive rights

•	Against authorizing dual or multiple classes of common stock

•	For eliminating authorized dual or multiple classes of common stock

•	For amending authorized dual or multiple classes of common stock

•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•	For a stock repurchase program

•	For a stock split

•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	For merging with or acquiring another company

•	For recapitalization

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•	For restructuring the company

•	For bankruptcy restructurings

•	For liquidations

•	For reincorporating in a different state

•	For a leveraged buyout of the company

•	For spinning off certain company operations or divisions

•	For the sale of assets

•	Against eliminating cumulative voting

•	For adopting cumulative voting

Board of Directors

•	For limiting the liability of directors

•	For setting the board size

•	For allowing the directors to fill vacancies on the board without shareholder approval

•	Against giving the board the authority to set the size of the board as needed without shareholder approval

•	For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•	For non-technical amendments to the company’s by laws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•	Against a classified board

•	Against amending a classified board

•	For repealing a classified board

•	Against ratifying or adopting a shareholder rights plan (poison pill)

•	Against redeeming a shareholder rights plan (poison pill)

•	Against eliminating shareholders’ right to call a special meeting

•	Against limiting shareholders’ right to call a special meeting

•	For restoring shareholders’ right to call a special meeting

•	Against eliminating shareholders’ right to act by written consent

•	Against limiting shareholders’ right to act by written consent

•	For restoring shareholders’ right to act by written consent

•	Against establishing a supermajority vote provision to approve a merger or other business combination

•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•	For eliminating a supermajority vote provision to approve a merger or other business combination

•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

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•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against establishing a fair price provision

•	Against amending a fair price provision

•	For repealing a fair price provision

•	For limiting the payment of greenmail

•	Against adopting advance notice requirements

•	For opting out of a state takeover statutory provision

•	Against opt into a state takeover statutory provision

Compensation

•

For adopting a stock incentive plan for employees, except refer if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	For amending a stock incentive plan for employees, except refer if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•

For adding shares to a stock incentive plan for employees, except refer if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	For limiting per-employee option awards

•	For extending the term of a stock incentive plan for employees

•	Refer on assuming stock incentive plans

•

For adopting a stock incentive plan for non-employee directors, except refer if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•	For amending a stock incentive plan for non-employee directors, except refer if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•

For adding shares to a stock incentive plan for non-employee directors, except refer if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•

For adopting a stock award plan, except refer if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•

For adding shares to a stock award plan, except refer if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

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•

For adopting a stock award plan for non-employee directors, except refer if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan for non-employee directors, except refer if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•

For adding shares to a stock award plan for non-employee directors, except refer if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For approving an annual bonus plan

•	For adopting a savings plan

•	For granting a one-time stock option or stock award, except refer if the plan dilution is more than 15% of the outstanding common equity

•	For adopting a deferred compensation plan

•	For approving a long-term bonus plan

•	For approving an employment agreement or contract

•	For amending a deferred compensation plan

•	For exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price)

•	For amending an annual bonus plan

•	For reapproving a stock option plan or bonus plan for purposes of OBRA

•	For amending a long-term bonus plan

Shareholder Proposals

•	For requiring shareholder ratification of auditors

•	Against requiring the auditors to attend the annual meeting

•	Against limiting consulting by auditors

•	Against requiring the rotation of auditors

•	Against restoring preemptive rights

•	For asking the company to study sales, spin-offs, or other strategic alternatives

•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•	Against eliminating the company’s discretion to vote unmarked proxy ballots.

•	For providing equal access to the proxy materials for shareholders

•	Against requiring a majority vote to elect directors

•	Against requiring the improvement of annual meeting reports

•	Against changing the annual meeting location

•	Against changing the annual meeting date

•	Against asking the board to include more women and minorities as directors.

•	Against seeking to increase board independence

•	Against limiting the period of time a director can serve by establishing a retirement or tenure policy

•	Against requiring minimum stock ownership by directors

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•	Against providing for union or employee representatives on the board of directors

•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	For increasing the independence of the nominating committee

•	For creating a nominating committee of the board

•	Against urging the creation of a shareholder committee

•	Against asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors

•	Against asking that a lead director be chosen from among the ranks of the non-employee directors

•	For adopting cumulative voting

•	Against requiring directors to place a statement of candidacy in the proxy statement

•	Against requiring the nomination of two director candidates for each open board seat

•	Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

•	For repealing a classified board

•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•	For eliminating supermajority provisions

•	For reducing supermajority provisions

•	Against repealing fair price provisions

•	For restoring shareholders’ right to call a special meeting

•	For restoring shareholders’ right to act by written consent

•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•	For seeking to force the company to opt out of a state takeover statutory provision

•	Against reincorporating the company in another state

•	For limiting greenmail payments

•	Against advisory vote on compensation

•	Against restricting executive compensation

•	For enhance the disclosure of executive compensation

•	Against restricting director compensation

•	Against capping executive pay

•	Against calling for directors to be paid with company stock

•	Against calling for shareholder votes on executive pay

•	Against calling for the termination of director retirement plans

•	Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•	Against seeking shareholder approval to reprice or replace underwater stock options

•	For banning or calling for a shareholder vote on future golden parachutes

•	Against seeking to award performance-based stock options

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

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•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•	Against requiring option shares to be held

•	For creating a compensation committee

•

Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•	For increasing the independence of the compensation committee

•	For increasing the independence of the audit committee

•	For increasing the independence of key committees

Social Issue Proposals

•	Against asking the company to develop or report on human rights policies

•	For asking the company to review its operations’ impact on local groups, except against if the proposal calls for action beyond reporting

•	Against asking the company to limit or end operations in Burma

•	For asking management to review operations in Burma

•	For asking management to certify that company operations are free of forced labor

•	Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•	Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•	Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•	Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•	Against asking management to report on the company’s foreign military sales or foreign offset activities

•	Against asking management to limit or end nuclear weapons production

•	Against asking management to review nuclear weapons production

•	Against asking the company to establish shareholder-designated contribution programs

•	Against asking the company to limit or end charitable giving

•	For asking the company to increase disclosure of political spending and activities

•	Against asking the company to limit or end political spending

•	For requesting disclosure of company executives’ prior government service

•	Against requesting affirmation of political nonpartisanship

•	For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•	Against severing links with the tobacco industry

•	Against asking the company to review or reduce tobacco harm to health

•	For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•	For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

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•	Against asking the company to take action on embryo or fetal destruction

•	For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•

For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•	Against asking management to endorse the Ceres principles

•

For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•	For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•

For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•

For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•	Against asking the company to preserve natural habitat

•	Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•	Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•	For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•	Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•

For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•	Against asking management to drop sexual orientation from EEO policy

•	Against asking management to adopt a sexual orientation non-discrimination policy

•	For asking management to report on or review Mexican operations

•	Against asking management to adopt standards for Mexican operations

•	Against asking management to review or implement the MacBride principles

•	Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•

For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•	Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format

DETERMINATION OF NET ASSET VALUE

As discussed in each Prospectus, the Corporation will not calculate the net asset value of the Funds on certain holidays, weekends and when there is no activity in a Fund’s shares. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund’s shares could be significantly affected.

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A Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The assets of each Asset Allocation Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values.

HOW TO BUY AND REDEEM SHARES

Shares in a Fund may be purchased and redeemed in the manner described in the Prospectus and in this Statement of Additional Information.

Use of Sub-Transfer Agency Accounting or Administrative Services

Certain financial intermediaries have contracted with the Distributor to perform certain sub-transfer agent accounting or administrative services for certain clients or retirement plan investors who have invested in the Funds. In consideration of the provision of these sub-transfer agency accounting or administrative services, the financial intermediaries will receive sub-transfer agency accounting or administrative fees, a portion of which may be paid by the Funds.

Purchases Through Broker-Dealers and Financial Organizations

Shares of the Funds may be purchased and redeemed through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemption’s of a Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Distributor, the broker-dealer may in its discretion, charge a fee for that service.

Computation of Public Offering Prices

The Funds offer their shares to the public on a continuous basis. The public offering price per share of each Fund is equal to its net asset value per share next computed after receipt of a purchase order. See “Determination of Net Asset Value” above.

Distributions in Kind

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by distribution in kind of portfolio securities in lieu of cash. Shareholders receiving distributions in kind may incur brokerage commissions or other costs when subsequently disposing of shares of those securities.

HOW TO EXCHANGE SHARES

A shareholder may exchange all or part of its shares of one Fund for shares of another Fund (subject to receipt of any required state securities law clearances with respect to certain Funds in the shareholder’s state of residence). An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. See “Distributions and Taxes” below.

The exchange privilege enables a shareholder to acquire shares in a Fund with different investment objectives or policies when the shareholder believes that a shift between Funds is an appropriate investment decision. Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the Fund being acquired. A Fund reserves the right to reject any exchange request.

As described in each Prospectus, the exchange privilege may be terminated or revised by the Funds.

PURCHASES-IN-KIND

The Funds may, at the sole discretion of the Advisor, accept securities in exchange for shares of a Fund. Securities which may be accepted in exchange for shares of any Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board of Directors); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange.

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DISTRIBUTIONS AND TAXES

Each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). A Fund that is a regulated investment company and distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. However, a Fund will be taxed on that portion of taxable net investment income and long-term and short-term capital gains that it retains. Furthermore, a Fund will be subject to United States corporate income tax (and possibly state or local income or franchise tax) with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the 90% distribution requirement.

To qualify as a regulated investment company, in addition to the 90% distribution requirement described above, a Fund must: (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, net income from certain publicly traded partnerships, and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business in investing in such stock, securities or currencies, and (b) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s assets is represented by cash items, U.S. Government Securities and other securities, limited in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities) or in the securities of two or more issuers (other than U.S. Government Securities) which the Fund controls (i.e., holds at least 20% of the combined voting power) and which are engaged in the same or similar trades or businesses or related trades or businesses or in the securities of certain publicly traded partnerships.

If a Fund invests in foreign currency or forward foreign exchange contracts, gains from such foreign currency and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies are considered to be qualifying income for purposes of the 90% gross income test described in clause (a) above, although regulations may require that such gains are directly related to the Fund’s principal business of investing in stock or securities. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency contracts will be valued for purposes of the asset diversification requirements applicable to the Fund described in clause (c) above. Until such time as these uncertainties are resolved, each Fund will utilize the more conservative, or limited, definition or approach with respect to determining permissible investments in its portfolio.

Investments in foreign currencies, forward contracts, options, futures contracts and options thereon may subject a Fund to special provisions of the Internal Revenue Code that may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to a Fund, and may defer Fund losses. These rules also (a) could require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they had been closed out in a fully taxable transaction) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend” to instead be taxed at the tax rate applicable to ordinary income.

As a general rule, a Fund’s gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Furthermore, as a general rule, a shareholder’s gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held his or her Fund shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her Fund shares for one year or less. For federal, state and local income tax purposes, an exchange by a shareholder of shares in one Fund or securities for shares in a Fund will be treated as a taxable sale for a purchase price equal to the fair market value of the shares received.

Any loss realized on the disposition by a shareholder of its shares in a Fund will be disallowed to the extent the shares disposed of are replaced with other Fund shares, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends (as defined below) received by the shareholder with respect to such share.

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Any realized gains will be distributed as described in the Prospectus. See “Distributions and Taxes” in the Prospectus. Distributions of long-term capital gains (“capital gain dividends”), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed to the shareholder after the close of the Fund’s prior taxable year. Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers.

Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividend interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

None of the Asset Allocation Funds will be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which such Asset Allocation Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of an Asset Allocation Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Asset Allocation Fund. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund of funds structure by the Asset Allocation Funds could therefore affect the amount, timing and character of distributions to shareholders. For tax years beginning on or before December 22, 2010, the Asset Allocation Funds will also not be able to pass through from the Underlying Funds any potential benefit from the foreign tax credit or income from certain federal obligations (that may be exempt from state tax). For tax years beginning after December 22, 2010, the Asset Allocation Funds may pass through these benefits provided that at least 50% of such Fund’s total assets are invested in other regulated investment companies at the end of each quarter of the tax year.

For tax years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “ adjusted gross income” (in case of a trust or estate) exceeds a threshold amount.

A Fund (and in the case of the Asset Allocation Funds, the Underlying Funds) may be subject to taxes in foreign countries in which each invests. If such a Fund invests in an entity which is classified as a “passive foreign investment company” (“PFIC”) for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to the shareholders of the Fund. It is not anticipated that any taxes at the Fund level with respect to investments in PFICs will be significant. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

In computing its net taxable (and distributable) income and/or gains, a Fund may choose to take a dividend paid deduction for a portion of the proceeds paid to redeeming shareholders. This method (sometimes referred to as “equalization”) would permit the Fund to avoid distributing to continuing shareholders taxable dividends representing earnings included in the net asset value of shares redeemed. Using this method will not affect the Fund’s total return. Since there are some unresolved technical tax issues relating to use of equalization by a Fund, there can be no assurance that the Internal Revenue Service will agree with the Fund’s methodology and/or calculations which could possibly result in the imposition of tax, interest or penalties on the Fund.

Under the Internal Revenue Code, a nondeductible excise tax of 4% is imposed on a Fund to the extent the Fund does not distribute by the end of any calendar year at least 98.2% of its ordinary income for that calendar year and at least 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending on October 31 of such calendar year (or December 31 if the Fund so elects), plus any undistributed amounts of taxable income for prior years. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made to shareholders of record in such a month are treated as paid and are taxable as of December 31, provided that the Fund pays the dividend during January of the following year.

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If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that it has provided a correct taxpayer identification number and that it is not subject to “backup withholding,” then the shareholder may be subject to a 28% (currently scheduled to increase to 31% after 2012) “backup withholding” tax with respect to: (a) taxable dividends and distributions, and, (b) the proceeds of any redemptions of Fund shares. An individual’s taxpayer identification number is his social security number. The 28% “backup withholding” tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

Dividends to shareholders who are non-resident aliens may be subject to a 30% United States withholding tax under provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders should consult their own tax advisors. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

Effective January 1, 2013, the Funds will be required to withhold U.S. tax (at a 30% rate) in payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

The foregoing is a general and abbreviated summary of the applicable provisions of the Internal Revenue Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Internal Revenue Code sections and the Treasury Regulations promulgated thereunder. The Internal Revenue Code and these Regulations are subject to change by legislative or administrative action.

Each shareholder will receive annual information from its Fund regarding the tax status of Fund distributions. Shareholders are urged to consult their attorneys or tax advisors with respect to the applicability of federal, state, local, estate and gift taxes and non-U.S. taxes to their investment in a Fund.

INVESTMENT RESULTS

The Funds may, from time to time, include their yield, effective yield, average annual total return, average annual total return after taxes on distributions and redemptions in advertisements or shareholder reports or other communications to shareholders or prospective investors. The Funds also may, with respect to periods of less than one year, provide total return information for that period that is not annualized. The Funds may also show quotations of total return for other periods. Any such information would be accompanied by standardized total return information. Performance is calculated separately for each class of shares of a Fund. Since each class of shares own expenses and distributions, the performance for each class of shares over the same period will vary.

A Fund’s and each class of shares’ performance will vary from time to time depending upon market conditions, the composition of its investment portfolio and operating expenses. Any performance quotation should not be considered representation of a Fund’s or a class of shares’ performance for any period in the future.

Comparative performance information may be used from time to time in publishing information about the Funds’ shares, including data from Lipper Analytical Services, Inc., CDA Technologies, Inc., Morningstar, Inc. or similar independent services which monitor the performance of mutual funds or with other appropriate indexes of investment securities. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron’s, Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. The performance of the Fund’s classes of shares may be compared in publications to the performance of various market indices or other investments and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund and its classes of shares may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar independent mutual fund ratings services, and the Fund may use evaluations published by nationally recognized independent services and publications. Any given performance comparison should not be considered representative of the Fund’s performance for any future period.

In advertising and sales literature a Fund and its classes of shares may publish various statistics describing its investment portfolio including, but not limited to, the Fund’s average Price to Book or Price to Earning ratios, beta, alpha, R-squared or standard deviation.

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SHARES AND VOTING RIGHTS

The Funds offer two classes of shares: Class I shares and Class N shares. The Class I shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to distribution or service fees imposed under the Distribution Plan. Shares of each class of a Fund represents an equal proportionate share in the assets, liabilities, income and expenses of that Fund and, generally, have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees imposed under the Distribution Plan. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Each share has one vote and fractional shares have fractional votes. As a Maryland corporation, the Corporation is not required to hold an annual shareholder meeting in any year in which the selection of directors is not required to be acted on under the 1940 Act. Shareholder approval will be sought only for certain changes in the operation of the Funds and for the election of directors under certain circumstances. Directors may be removed by a majority of all votes entitled to be cast by shareholders at a meeting. A special meeting of the shareholders will be called to elect or remove directors if requested by the holders of ten percent of the Corporation’s outstanding shares. All shareholders of the Funds will vote together with all other shareholders of the Funds and with all shareholders of all other funds that the Corporation may form in the future on all matters affecting the Corporation, including the election or removal of directors. For matters where the interests of separate Funds or classes of a Fund are not identical, the matter will be voted on separately by each affected Fund or class.

For matters affecting only one Fund or class of a Fund, only the shareholders of that Fund or class will be entitled to vote thereon. Voting is not cumulative. Upon request in writing by ten or more shareholders who have been shareholders of record for at least six months and hold at least the lesser of shares having a net asset value of $25,000 or one percent of all outstanding shares, the Corporation will provide the requesting shareholders either access to the names and addresses of all shareholders of record or information as to the approximate number of shareholders of record and the approximate cost of mailing any proposed communication to them. If the Corporation elects the latter procedure, and the requesting shareholders tender material for mailing together with the reasonable expenses of the mailing, the Corporation will either mail the material as requested or submit the material to the Securities and Exchange Commission for a determination that the mailing of the material would be inappropriate.

TRANSFER AGENT AND CUSTODIANS

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201, serves as transfer agent for the Corporation. State Street Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02117, serves as custodian for the Corporation. Chase Bank,

4 New York Plaza, New York, New York 10004; Morgan Guaranty Trust Company, 60 Wall Street, New York, New York 10260; and The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286 act as limited custodians under the terms of certain repurchase and futures agreements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Two California Plaza, 350 South Grand Avenue, Los Angeles, California 90071-3462

LEGAL COUNSEL

Dechert LLP, 1775 Eye Street, N.W., Washington, D.C. 20006-2401

FINANCIAL STATEMENTS

The audited financial statements and financial highlights for the period ended October 31, 2009, including the financial reports of the independent registered public accounting firm on those financial statements and highlights, appearing in the Corporation’s Annual Report to Shareholders are incorporated by reference and made a part of this document.

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APPENDIX A

Description of S&P and Moody’s Ratings

S&P

AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Fixed income securities rated AAA, AA, A and BBB are considered investment grade.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- Rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody’s

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

A-1

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed income securities which are rated Aaa, Aa, A and Baa are considered investment grade.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-2

PART C

OTHER INFORMATION

Item 23. Exhibits.

(a)(1)	Form of Articles of Incorporation. – /1/, /17/

(a)(2)	Form of Articles of Amendment. – /2/, /17/

(a)(3)	Form of Articles Supplementary. – /3/, /17/

(a)(4)	Form of Articles Supplementary. – /4/, /17/

(a)(5)	Form of Articles Supplementary. – /5/, /17/

(a)(6)	Form of Articles of Amendment. – /6/

(a)(7)	Form of Articles of Amendment. – /9/

(a)(8)	Form of Articles of Amendment. – /9/

(a)(9)	Form of Articles Supplementary. – /9/

(a)(10)	Form of Articles Supplementary. – /12/

(a)(11)	Form of Articles Supplementary. – /14/

(a)(12)	Form of Articles of Amendment. – /14/

(a)(13)	Form of Articles Supplementary. – /15/

(a)(14)	Form of Articles of Amendment. – /16/

(a)(15)	Form of Articles of Amendment. – /18/

(a)(16)	Form of Articles of Amendment. – /19/

(a)(17)	Form of Articles Supplementary. – /20/

(a)(18)	Form of Articles of Amendment. – /20/

(a)(19)	Form of Articles of Amendment. – /21/

(a)(20)	Form of Articles Supplementary – /22/

(a)(21)	Form of Articles Supplementary – /24/

(a)(22)	Form of Articles Supplementary – /26/

(a)(23)	Form of Articles of Amendment – /27/

(a)(24)	Form of Articles Supplementary – /29/

(a)(25)	Form of Articles of Amendment – /30/

(a)(26)	Form of Articles of Amendment – /31/

(a)(27)	Form of Articles of Amendment – /32/

(a)(28)	Form of Articles Supplementary – /32/

(a)(29)	Form of Articles Supplementary – /34/

(a)(30)	Form of Articles of Amendment – /34/

(a)(31)	Form of Articles of Amendment – /34/

(a)(32)	Form of Articles Supplementary – /35/

(a)(33)	Form of Articles Supplementary – /38/

(a)(34)	Form of Articles Supplementary – /39/

(a)(35)	Form of Articles Supplementary – /40/

(a)(36)	Form of Articles Supplementary – /41/

(a)(37)	Form of Articles of Amendment – filed herewith

(b)(1)	Bylaws. – /1/, /17/

(b)(2)	Amendment No. 1 to By-laws. – /11/

(b)(3)	Amendment No. 2 to By-laws. – /17/

(b)(4)	Amendment No. 3 to By-laws. – /23/

(b)(5)	Amendment No. 4 to By-laws. – /36/

(b)(6)	Amendment and Restated By-laws. – /39/

(c)	Not Applicable.

(d)(1)	Form of Amended and Restated Investment Advisory and Management Agreement between Registrant and TCW Funds Management, Inc. – /9/

(d)(2)	Form of Amendment No. 1 to Amended and Restated Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company (previously named TCW Funds Management, Inc.) – /12/

(d)(3)	Form of Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW London International, Limited. – /7/

(d)(4)	Form of Addendum to Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW London International Limited. – /8/

(d)(5)	Form of Amendment No. 1 to Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW London International Limited. – /11/

(d)(6)	Form of Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company (previously named TCW Funds Management, Inc.) – /14/

(d)(7)	Form of Amendment No. 1 to Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company. – /17/

(d)(8)	Form of Sub-Advisory Agreement between TCW Investment Management Company and Société Générale Asset Management International Ltd. – /19/

(d)(9)	Form of Sub-Advisory Agreement between TCW Investment Management Company and SGY Asset Management (Singapore) Ltd. – /19/

(d)(10)	Form of Amendment No. 2 to Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company. – /20/

(d)(11)	Form of Amendment No. 3 to Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company – /22/.

(d)(12)	Form of Amendment No. 4 to Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company – /26/

(d)(13)	Form of Amendment No. 5 to Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company – /29/

(d)(14)	Form of Amendment No. 6 to Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company –/30/

(d)(15)	Form of Amendment No. 7 to Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company –/33/

(d)(16)	Form of Amendment No. 8 to Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company –/35/

(d)(17)	Form of Amendment No. 9 to Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company –/38/

(d)(18)	Form of Amendment No. 10 to Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company –/39/

(e)(1)	Form of Amended and Restated Distribution Agreement between Registrant and TCW Brokerage Services. – /9/

(e)(2)	Form of Dealer Agreement. – /21/

(f)	Not Applicable.

(g)(1)	Form of Custodian Agreement between Registrant and Investors Bank & Trust Company. – /9/

(g)(1)(a)	Form of Amendment No. 1 to Appendix A to the Custodian Agreement between Registrant and Investors Bank and Trust Company. – /17/

(g)(1)(b)	Form of Custodian Agreement between Registrant and Investors Bank & Trust Company – /32/

(g)(2)	Form of Delegation Agreement between Registrant and Investors Bank & Trust Company. – /9/

(h)(1)	Form of Transfer Agency Services Agreement between Registrant and U.S. Bancorp Fund Services, LLC – /26/

(h)(2)	Form of Administration Agreement between Registrant and Investors Bank & Trust Company. – /9/

(h)(2)(a)	Form of Amendment No. 1 to Appendix A to the Administration Agreement between Registrant and Investors Bank & Trust Company – /16/

(h)(2)(b)	Form of Administration Agreement between Registrant and Investors Bank & Trust Company – /32/

(h)(3)	Form of Securities Lending Agency Agreement between Registrant and Investors Bank & Trust Company. – /9/

(h)(3)(a)	Form of Amendment No. 1 to Schedule A to the Securities Lending Agency Agreement between the Registrant and Investors Bank & Trust Company. – /17/

(h)(3)(b)	Form of Amendment Agreement to the Securities Lending Agency Agreement between the Registrant and Investors Bank & Trust Company – /32/

(h)(4)	Form of Expense Limitation Agreements – /38/

(h)(5)	Form of Expense Limitation Agreement for TCW Emerging Markets Local Currency Income Fund. – /39/

(h)(6)	Form of Expense Limitation Agreement for TCW Conservative Allocation, TCW Moderate Allocation, TCW Aggressive Allocation, TCW Growth, TCW Large Cap Growth, TCW Relative Value Small Cap, TCW Value Opportunities, TCW Core Fixed Income, TCW High Yield Bond, TCW Short Term Bond and TCW Total Return Bond Funds. – /40/

(h)(7)	Form of Expense Limitation Agreement – filed herewith

(i)	Opinion of Counsel. – filed herewith

(j)	Consent of Deloitte & Touche LLP – filed herewith

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Form of Registrant’s Class N Shares Distribution Plan. – /9/

(n)	Not Applicable.

(o)	Form of Amended and Restated Plan Pursuant to Rule 18f-3. – /17/

(p)	Code of Ethics. – /12/

(p)(1)	Amendment to Code of Ethics – /21/

(p)(2)	Amended Code of Ethics – /22/

(p)(3)	Amended Code of Ethics – /25/

(p)(4)	Amendment to Code of Ethics –/28/

(p)(5)	Amendment 1 to Code of Ethics – /34/

(p)(6)	Amended Code of Ethics – /36/

(q)	Powers of Attorney. – /11/, /16/, /19/, /20/, /35/ and /39/

1.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on September 22, 1992.
2.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 26, 1993.
3.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on March 23, 1994.
4.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on August 18, 1994.
5.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on April 21, 1995.
6.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed April 2, 1998.
7.	Incorporated herein by reference to Registrant’s Registration Statement filed on December 21, 1995.
8.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on October 31, 1997.

9.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 30, 1998.
10.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on March 1, 1999.
11.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on February 29, 2000.
12.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on August 17, 2000.
13.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 15, 2000.
14.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on March 1, 2001.
15.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on June 6, 2001
16.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on August 27, 2001
17.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 15, 2001.
18.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on July 12, 2002
19.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on February 28, 2003.
20.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 17, 2003.
21.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on March 1, 2004.
22.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on July 30, 2004.
23.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 1, 2004.
24.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 23, 2004.
25.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on February 24, 2005.
26.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 23, 2005.

27.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 23, 2005.
28.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on February 27, 2006.
29.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on June 8, 2006.
30.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on December 21, 2006
31.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on February 28, 2007.
32.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on October 15, 2007.
33.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on February 29, 2008.
34.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on February 27, 2009.
35.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on October 16, 2009.
36.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on December 10, 2009.
37.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on February 8, 2010.
38.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on July 30, 2010.
39.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on September 29, 2010.
40.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on December 9, 2010.
41.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on January 12, 2011.

Item 24. Persons Controlled by or Under Common Control with Registrant.

TCW Investment Management Company (the “Adviser”) (previously named TCW Funds Management, Inc.) is a 100% owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company), a Nevada corporation. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. Société Générale Asset Management, S.A. may be deemed to be a control person of the Adviser by reason of its ownership of more than 25% of the outstanding voting stock of the TCW Group, Inc. Société Générale Asset Management, S.A., is a wholly-owned subsidiary of Société Générale Asset Management, S.A.

Item 25. Indemnification.

Under Article Eighth, Section (9) of the Company’s Articles of Incorporation, filed as Exhibit 1.1, directors and officers of the Company will be indemnified, and will be advanced expenses, to the fullest extent permitted by Maryland law, but not in violation of Section 17(i) of the Investment Company Act of 1940. Such indemnification rights are also limited by Article 9.01 of the Company’s Bylaws, previously filed as Exhibit 2.1.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in a successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

In addition to the Funds, the Adviser serves as investment adviser or sub-adviser to a number of open- and closed-end management investment companies that are registered under the 1940 Act and to a number of foreign investment companies. The list required by this Item 28 of officers and directors of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser and such officers and directors during the past two years, is incorporated by reference to Form ADV (SEC File No. 801-29075) filed by the Adviser pursuant to the Advisers Act.

Item 27. Principal Underwriters.

(a) None.

(b)

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant
Michael E. Cahill	Director	Senior Vice President, General Counsel and Assistant Secretary

David S. DeVito	Director	Treasurer & Chief Financial Officer

Charles W. Baldiswieler	President & Chief Executive Officer, Director	Director, President & Chief Executive Officer

Philip K. Holl	Senior Vice President & Secretary	Secretary

Johnson P. So	Chief Financial Officer & Assistant Treasurer	None

*	The principal business address is 865 South Figueroa Street, Los Angeles, CA 90017

(c) None.

Item 28. Location of Accounts and Records.

Unless otherwise stated below, the books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of:

Treasurer

TCW Funds, Inc.

865 South Figueroa Street

Los Angeles, CA 90017

Rule	Location of Required Records
31a-l(b)(2)(c)	N/A

31a-l(b)(2)(d)	State Street Bank & Trust Company 200 Clarendon Street Boston, MA 02116
31a-l(b)(4)-(6)	TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017

31a-1(b)(9)-(11)	TCW Investment Management Company 65 South Figueroa Street Los Angeles, CA 90017

Item 29. Management Services.

Not applicable.

Item 30. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles and State of California on the 28th day of February, 2011.

TCW FUNDS, INC.
By:	/s/ Philip K. Holl
Philip K. Holl
Secretary

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant’s registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*
Patrick C. Haden	Chairman and Director	February 28, 2011

*
Thomas E. Larkin, Jr.	Director	February 28, 2011

*
Charles W. Baldiswieler	Director and President (Chief Executive Officer)	February 28, 2011

*
Samuel P. Bell	Director	February 28, 2011

*
Matthew K. Fong	Director	February 28, 2011

*
John A. Gavin	Director	February 28, 2011

*
Janet E. Kerr	Director	February 28, 2011

*
Peter McMillan	Director	February 28, 2011

*
Charles A. Parker	Director	February 28, 2011

*
Marc I. Stern	Director	February 28, 2011

/s/ David S. DeVito
David S. DeVito	Treasurer (Principal Financial and Accounting Officer)	February 28, 2011

*By:	/s/ Philip K. Holl
Philip K. Holl Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit (a)	Form of Articles of Amendment

Exhibit (h)	Form of Expense Limitation Agreement

Exhibit (i)	Opinion of Counsel

Exhibit (j)	Consent of Deloitte & Touche LLP